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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act File Number 811-07538

                          Lord Abbett Securities Trust
               (Exact name of Registrant as specified in charter)

                     90 Hudson Street, Jersey City, NJ 07302
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               (Address of principal executive offices) (zip code)

           Christina T. Simmons, Vice President & Assistant Secretary
                     90 Hudson Street, Jersey City, NJ 07302
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                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 201-6984
                                                           --------------

Date of fiscal year end: 10/31

Date of reporting period: 10/31/2005

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ITEM 1:         REPORT TO SHAREHOLDERS.
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[LORD ABBETT LOGO]

 2005
  ANNUAL
    REPORT

LORD ABBETT
    ALL VALUE FUND
    ALPHA STRATEGY FUND
    INTERNATIONAL CORE EQUITY
       FUND
    INTERNATIONAL OPPORTUNITIES
       FUND

    LARGE-CAP VALUE FUND

FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005

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LORD ABBETT SECURITIES TRUST
ANNUAL REPORT
FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005

    DEAR SHAREHOLDERS: We are pleased to provide you with this overview of Lord Abbett Securities Trust's strategies and performance for the fiscal year ended October 31, 2005. On this and the following pages, we discuss the major factors that influenced the funds' performance.

    Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN

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Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE FISCAL YEAR ENDED OCTOBER 31,
2005?

A: Despite sharply higher energy prices, continued short-term interest rate hikes by the Federal Reserve Board (the Fed), and a devastating hurricane season for the Gulf Coast region, U.S. real (i.e., after inflation) gross domestic product (GDP) continued to grow at a strong, if not robust, pace. Americans' real disposable personal income also grew, while real consumer spending rose even more. Durable goods orders surged largely due to high discounts offered by American car manufacturers.

    Meanwhile, 10-year Treasury yields were volatile, reflecting investors' shifting perceptions about the health of the U.S. economy. Yields on the benchmark Treasury note began the fiscal year ended October 31, 2005, at 4.1 percent, reaching 4.5 percent by March 2005. However, this trend was disrupted in the spring and summer of 2005, amid investors' concerns about an economic slowdown, with the 10-year yield touching 4.0 percent in June. The yield then rose again in the last month of the fiscal year, driven by inflation worries; in October 2005, a strong surge in the Consumer Price Index drove the yield on the 10-year Treasury to above 4.5 percent.

    Against this backdrop of steady economic output and sharply rising short-term interest rates, equity markets rose, with the S&P 500(R) Index(1) gaining 8.7 percent in the fiscal year ended October 31, 2005. Driven by the sharp rise in oil prices, the strongest performing sectors of the S&P 500 Index in the fiscal year ended October 31, 2005, were energy stocks, recording a return of 33.7 percent, and utilities, rising 23.9 percent. "Defensive" stocks, such as the consumer staples and healthcare sectors, also outperformed the S&P 500 Index, while economically sensitive sectors, such as materials, industrials, telecommunication services, and consumer discretionary, underperformed.

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    Foreign equity markets, as measured by the MSCI EAFE(R) Index(2) in U.S.
dollars, rose 18.6 percent, outperforming the U.S. equity markets, as measured by the S&P 500 Index, for the fiscal year ended October 31, 2005. Overseas markets had a strong year, with double-digit returns posted by the majority of developed market indexes. Japan and the United Kingdom, which together made up roughly half of the MSCI EAFE at year-end, gained 22.2 percent and 14.2 percent, respectively, when measured in U.S. dollar terms. Global emerging markets also performed well. The MSCI Emerging Market Index(3) rose more than 30 percent in U.S. dollar terms over the fiscal year, reflecting the willingness of global investors to turn toward risky assets to look for growth opportunities. This trend also was evident in the small-cap sector. Foreign small-cap stocks, up
25.1 percent as measured by the S&P/Citigroup EMI World ex-US Index(4) in U.S. dollars, outperformed foreign large-cap stocks over the fiscal year ended October 31, 2005.

    While world economic growth has slowed from the torrid pace of 2003-2004, the current expansion continues unabated, and broadened out substantially over the course of 2005. Strength in both developing countries and in North America buoyed many European and Asian economies through exports, thus making up for some of the slack demand seen in their domestic economies. This stimulus was supported by low interest rates in all but the Anglo-Saxon economies and supported strong corporate profit and dividend growth, which in turn led to better equity-market returns. This economic backdrop continues, and is beginning to broaden out to the domestic sector in both Japan and Europe, which may help to provide another boost to the equity markets in the future.

LORD ABBETT ALL VALUE FUND

Q: HOW DID THE ALL VALUE FUND PERFORM OVER THE FISCAL YEAR ENDED OCTOBER 31,
2005?

A: The fund returned 10.2 percent, reflecting performance at the net asset value
(NAV) of Class A shares with all distributions reinvested, compared with its benchmark, the Russell 3000(R) Value Index,(5) which returned 12.0 percent over the same period. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS, WHICH REFLECT PERFORMANCE AT THE MAXIMUM 5.75 PERCENT SALES CHARGE APPLICABLE TO CLASS A SHARE INVESTMENTS AND INCLUDE THE REINVESTMENT OF ALL DISTRIBUTIONS, ARE: 1 YEAR: 3.88 PERCENT, 5 YEARS: 4.50 PERCENT, AND SINCE INCEPTION (JULY 15, 1996): 11.42 PERCENT. Class A shares purchased subject to a front-end sales charge have no contingent deferred sales charge (CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC of 1 percent if the shares are

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redeemed within 12 months of the purchase.

    PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

    A: The greatest detractor to fund performance relative to its benchmark for the fiscal year ended October 31, 2005, was an overweight position and stock selection within the materials and processing sector. Alcoa, Inc., an aluminum products producer, and International Paper Co., a producer of paper, packaging, and forest products, underperformed, as high energy costs reduced profits.

    Stock selection within the utilities sector also took away from relative fund performance. Two regional Bell holdings, Verizon Communications Inc. and SBC Communications, Inc., underperformed during the fiscal year ended October 31, 2005. These companies have been under pressure due to the continued loss of wirelines and competition from cable companies as they enter telephony. Also, Comcast Corp., a provider of cable, entertainment, and communications products and services, disappointed for the fiscal year ended October 31, 2005.

    The other energy sector was the greatest positive contributor to the fund's relative performance for the fiscal year ended October 31, 2005. These sectors made a strong contribution to base return. Outperformance was primarily driven by stocks within the oil services sector, including Grant Prideco, Inc., and Helmerich & Payne, Inc. Increases in oil and gas drilling and the portfolio's overweight position in other energy holdings helped the portfolio.

    Selection of stocks and an overweight position within the technology sector also aided fund performance relative to the benchmark for the fiscal year ended October 31, 2005. Motorola, Inc., a communications technology and electronics company, benefited from new cellular phone products and a successful management transition. Apple Computer, Inc., a personal computer company, strongly outperformed, as consumer demand for its products continued to exceed expectations. UNOVA, Inc., an industrial technologies company providing supply chain solutions and wired and wireless automated data collection, outperformed due to strong products and the resolution of a

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prolonged legal dispute with a competitor regarding patents.

    THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

LORD ABBETT ALPHA STRATEGY FUND
(FORMERLY LORD ABBETT ALPHA FUND)

Q: HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED OCTOBER 31, 2005?

A: The fund is a strategic asset allocation fund using a "fund of funds" approach. Assets are currently distributed among Lord Abbett Developing Growth Fund, Lord Abbett Securities Trust - International Opportunities Fund, and Lord Abbett Research Fund, Inc. - Small-Cap Value Fund. As a result, the fund's performance is directly related to the performance of its underlying funds.

    The fund returned 20.5 percent, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared with its benchmark, the S&P/Citigroup Small Cap World Index,(4) which returned 21.4 percent over the same period. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS, WHICH REFLECT PERFORMANCE AT THE MAXIMUM 5.75 PERCENT SALES CHARGE APPLICABLE TO CLASS A SHARE INVESTMENTS AND INCLUDE THE REINVESTMENT OF ALL DISTRIBUTIONS, ARE: 1
YEAR: 13.56 PERCENT, 5 YEARS: 2.64 PERCENT, AND SINCE INCEPTION (MARCH 18,
1998): 3.56 PERCENT. Class A shares purchased subject to a front-end sales charge have no contingent deferred sales charge (CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC of 1 percent if the shares are redeemed within 12 months of the purchase.

    PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

LORD ABBETT DEVELOPING GROWTH FUND COMPONENT
(APPROXIMATELY 28.9 PERCENT OF ALPHA STRATEGY FUND PORTFOLIO)

Q: HOW DID THE DEVELOPING GROWTH FUND PERFORM OVER THE TWELVE-MONTH PERIOD ENDED OCTOBER 31, 2005?

A: The fund returned 15.3 percent, reflecting performance at the net asset value
(NAV) of Class Y shares with all distributions reinvested, compared with its benchmark, the Russell 2000(R) Growth Index,(6) which returned 10.9 percent over the same period. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS, WHICH REFLECT PERFORMANCE OF CLASS Y SHARE INVESTMENTS

4
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AND INCLUDE THE REINVESTMENT OF ALL DISTRIBUTIONS, ARE: 1 YEAR: 15.28 PERCENT, 5
YEARS: -0.05 PERCENT, AND SINCE INCEPTION (DECEMBER 30, 1997): 3.59 PERCENT.

    PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: The largest contributor to the fund's performance for the 12-month period ended October 31, 2005, was stock selection within the healthcare sector. Intuitive Surgical, Inc., a provider of robotic surgical devices, outperformed when it sold more of its da Vinci(R) Surgical System than expected. Kos Pharmaceuticals, Inc., a specialty pharmaceuticals company, benefited from a favorable settlement agreement with a competitor regarding the manufacturing of one of its major drugs.

    Selection of stocks within the technology sector also had a positive impact on fund performance for the 12-month period ended October 31, 2005. Blue Coat Systems, Inc., a supplier of hardware and software designed to make corporate computer networks more secure, reported strong returns, as its revenue and earnings growth exceeded expectations. Another technology holding, Red Hat, Inc., a supplier of open-source solutions to enterprises, was also a positive contributor. This company's June and September quarterly revenue and earnings growth reports, as well as its forecasted revenue and earnings growth, exceeded expectations.

    The greatest detractor to fund performance for the 12-month period ended October 31, 2005, was stock selection within the consumer discretionary sector. This sector includes stocks in the consumer durables, apparel, media, hotel, and leisure industries. Fossil, Inc., a producer of watches and related accessories, suffered when reduced demand caused a buildup of inventories, resulting in a slowdown in the company's growth. Overstock.com, Inc., an online retailer of closed-out merchandise, underperformed when its losses widened more than expected. Navigant Consulting, Inc., an independent consulting firm providing litigation, financial, healthcare, energy, and operational consulting services disappointed during the 12-month period ended October 31, 2005. When the company preannounced its June quarter, it noted that its revenue growth would be less than market expectations. This was attributed to a

                                                                               5
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slowdown in business following the completion of many Sarbanes-Oxley-related projects.

    Stock selection within the materials and processing sector also hurt fund performance for the 12-month period ended October 31, 2005. Dycom Industries, Inc., a service provider to the telecommunications industry, performed poorly during the 12-month period ended October 31, 2005 when orders from large telephone companies ramped up slower than expected.

    THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

LORD ABBETT INTERNATIONAL OPPORTUNITIES FUND COMPONENT
(APPROXIMATELY 39.4 PERCENT OF ALPHA STRATEGY FUND PORTFOLIO)

Q: HOW DID THE INTERNATIONAL OPPORTUNITIES FUND PERFORM OVER THE TWELVE-MONTH PERIOD ENDED OCTOBER 31, 2005?

A: The fund returned 25.1 percent, reflecting performance at the net asset value
(NAV) of Class Y shares with all distributions reinvested, compared with its benchmark, the S&P/Citigroup U.S. $500 Million - U.S. $2.5 Billion World ex-U.S. Index,(4) which returned 28.2 percent over the same period. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS, WHICH REFLECT PERFORMANCE OF CLASS Y SHARES AND INCLUDE THE REINVESTMENT OF ALL DISTRIBUTIONS, ARE: 1 YEAR: 25.06 PERCENT, 5 YEARS:
-2.77 PERCENT, AND SINCE INCEPTION (DECEMBER 30, 1997): 2.47 PERCENT.

    PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

    SEE DISCUSSION ABOUT LORD ABBETT INTERNATIONAL OPPORTUNITIES FUND ON PAGES 10 AND 11.

LORD ABBETT SMALL-CAP VALUE FUND COMPONENT
(APPROXIMATELY 29.1 PERCENT OF ALPHA STRATEGY FUND PORTFOLIO)

Q: HOW DID THE SMALL-CAP VALUE FUND PERFORM OVER THE TWELVE-MONTH PERIOD ENDED OCTOBER 31, 2005?

A: The fund returned 22.1 percent, reflecting performance at the net asset value
(NAV) of Class Y shares with all distributions reinvested, compared with its benchmark, the Russell 2000(R) Value Index,(7) which returned 13.0 percent over the same period. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS, WHICH REFLECT PERFORMANCE OF CLASS Y SHARE INVESTMENTS AND INCLUDE THE REINVESTMENT OF ALL

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DISTRIBUTIONS, ARE: 1 YEAR: 22.06 PERCENT, 5 YEARS: 15.78 PERCENT, AND SINCE
INCEPTION (DECEMBER 30, 1997): 12.76 PERCENT.

    PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: The greatest contributors to fund performance relative to its benchmark for the 12-month period ended October 31, 2005, were stock selection and an overweight position within the materials and processing sector. Quanex Corp., a manufacturer of value-added engineered materials and components for the vehicular products and building products markets, outperformed due to homebuilding and remodeling demand, as well as acquisitions. The Shaw Group, Inc., a global provider of technology, engineering, procurement, construction, maintenance, fabrication, manufacturing, consulting, remediation, and facilities management services for government and private sector clients in the energy, chemical, environmental, infrastructure, and emergency response markets, reported strong performance, driven by the company's technological capabilities, the addition of new projects, and continued opportunities in the energy industry. Shaw's returns were also helped as a result of its work with environmental cleanup, as well as levee and dam repairs following the recent hurricanes.

    An underweight position and stock selection within the technology sector also helped fund performance relative to its benchmark. UNOVA, Inc., an industrial technologies company providing supply chain solutions and wired and wireless automated data collection, outperformed due to strong products and the resolution of a prolonged legal dispute with a competitor regarding patents. MICROS Systems, Inc., a developer of enterprise applications serving the hospitality and specialty retail industries, performed well during the 12-month period ended October 31, 2005. The company's positive performance was driven by demand for its products and services, as well as its dominance in its market.

    The largest detractor to fund performance relative to its benchmark was an underweight position within the utilities sector. While this sector produced strong returns for the 12-month period ended October 31, 2005, the fact that utility holdings were underrepresented worked against relative performance. Few utility

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stocks met the fund's valuation criteria during the 12-month period ended
October 31, 2005.

    Stock selection within the consumer staples sector also hurt fund performance relative to its benchmark. American Italian Pasta Co., the biggest maker of dry pasta in North America, reported poor performance. The company was hurt by the low-carbohydrate diet trend and by accounting inconsistencies. The fund sold the holding before the end of the 12-month period ended October 31, 2005. Another consumer staples holding that was affected by the trend toward low-carbohydrate diets was John B. Sanfilippo & Son, Inc., a processor, packager, marketer, and distributor of nuts and extruded snacks. High nut prices and management problems took a toll on performance.

    THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

LORD ABBETT INTERNATIONAL CORE EQUITY FUND

Q: HOW DID THE INTERNATIONAL CORE EQUITY FUND PERFORM OVER THE FISCAL YEAR ENDED OCTOBER 31, 2005?

A: The fund returned 18.8 percent, reflecting performance at the net asset value
(NAV) of Class A shares with all distributions reinvested, compared with its benchmark, the MSCI EAFE(R) Index,(2) which returned 18.6 percent over the same period. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS, WHICH REFLECT PERFORMANCE AT THE MAXIMUM 5.75 PERCENT SALES CHARGE APPLICABLE TO CLASS A SHARE INVESTMENTS AND INCLUDE THE REINVESTMENT OF ALL DISTRIBUTIONS, ARE: 1 YEAR: 11.93 PERCENT AND SINCE INCEPTION (DECEMBER 31, 2003): 7.88 PERCENT. Class A shares purchased subject to a front-end sales charge have no contingent deferred sales charge
(CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC of 1 percent if the shares are redeemed within 12 months of the purchase.

    PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: Stock selection and an overweight position within the energy sector were the greatest contributors to fund performance for the fiscal year ended October 31, 2005.

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The fund benefited from its holdings in three areas of the energy sector, including fast-growing, smaller exploration and production companies, Asian refineries, and oil services companies. OPTI Canada Inc., a Canadian energy exploration and production company, outperformed as it reached significant milestones in building Canada's fourth and fifth integrated oil sands project. Thai Oil plc, Thailand's major refiner, posted strong returns, which were driven by its diversification efforts and strong performance by its affiliates. SBM Offshore, a Dutch-based provider of floating production and storage vessels serving the offshore oil industry, helped fund returns. The company won two, large new orders during the fiscal year ended October 31, 2005.

    Stock selection within the telecommunications sector also had a positive impact on fund performance relative to its benchmark for the fiscal year ended October 31, 2005. O2 plc, the second largest wireless company in the United Kingdom, outperformed for the fiscal year ended October 31, 2005. The company's cash flow and profitability grew throughout the fiscal year ended October 31, 2005. In addition, a favorable takeover offer on the last day of the fiscal year ended October 31, 2005, boosted performance. China Mobile (Hong Kong) Ltd., one of China's largest wireless companies, was a strong performer, as its subscriber base grew rapidly.

    The largest detractor to fund performance for the fiscal year ended October 31, 2005, was stock selection within the healthcare sector. Smith & Nephew plc, a global medical technology company specializing in orthopedics, endoscopy, and advanced wound care products, reported disappointing earnings, and issued a profit warning because of the impact of Hurricane Katrina on the company's U.S. business. Astellas Pharma Inc., a Japanese pharmaceutical company, underperformed in the fiscal year ended October 31, 2005. Astellas is the product of a merger between two large Japanese pharmaceutical companies in April 2005, and its poor returns were driven by its failure to aggressively restructure following the merger.

    In addition, poor stock selection and an underweight position within the strongly performing materials sector were negative for the fund's relative performance. Two European paper companies, Stora Enso Oyj and UPM-Kymmene Corp., hurt performance, as paper prices and demand did not increase as strongly as anticipated. Lafarge S.A., a French building materials company, reported poor third quarter earnings and a cautious outlook because of slowing demand in the United States and difficult pricing in some of its emerging markets.

    THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR

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PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE.
SECTORS MAY INCLUDE MANY INDUSTRIES.

LORD ABBETT INTERNATIONAL OPPORTUNITIES FUND

Q: HOW DID THE INTERNATIONAL OPPORTUNITIES FUND PERFORM OVER THE FISCAL YEAR ENDED OCTOBER 31, 2005?

A: The fund returned 24.6 percent, reflecting performance at the net asset value
(NAV) of Class A shares with all distributions reinvested, compared with its benchmark, the S&P/Citigroup U.S. $500 Million - U.S. $2.5 Billion World ex-U.S. Index,(4) which returned 28.2 percent over the same period. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS, WHICH REFLECT PERFORMANCE AT THE MAXIMUM 5.75 PERCENT SALES CHARGE APPLICABLE TO CLASS A SHARE INVESTMENTS AND INCLUDE THE REINVESTMENT OF ALL DISTRIBUTIONS, ARE: 1 YEAR: 17.35 PERCENT, 5 YEARS: -4.24 PERCENT, AND SINCE INCEPTION (DECEMBER 13, 1996): 3.27 PERCENT. Class A shares purchased subject to a front-end sales charge have no contingent deferred sales charge (CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC of 1 percent if the shares are redeemed within 12 months of the purchase.

    PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: The greatest detractor to fund performance relative to its benchmark for the fiscal year ended October 31, 2005, was stock selection within the industrials sector. Japan Cash Machine, Co. Ltd., a developer of currency management machines, such as the cashing technology used in slot machines, disappointed due to slowing growth. Weichai Power Co., Ltd., a Chinese developer of diesel engines for trucks, suffered because of Chinese regulatory changes and technology modifications. Selection of stocks within the telecommunications services sector also hurt performance. FASTWEB S.p.A., an Italian telecommunications provider, underperformed in the fiscal year ended October 31, 2005. The company was considering a takeover perceived by the market to be dilutive. It then executed a substantial equity offering equal to about 40 percent of its market capitalization. Market reaction to this strategy was not favorable during the fiscal year ended October 31, 2005.

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    The greatest contributor to fund performance relative to its benchmark during the fiscal year ended October 31, 2005, was stock selection within the consumer discretionary sector. Yamada Denki Co., Ltd. and Don Quijote, two Japanese specialty retailers, reported strong performance, as they enjoyed the benefits of high market share, expanded margins, and increased buying opportunities. In addition, two real estate holdings in this sector helped performance. Joint Corp., a Japanese condominium developer, outperformed due to its sizable land bank and improvement in the Japanese real estate market. The largest homebuilder in Spain, Fadesa Inmobiliaria, S.p.A., also did well during the fiscal year ended October 31, 2005. This company has been growing at a rate disproportionate to the market.

    In addition, stock selection within the information technology sector aided fund performance relative to the benchmark for the fiscal year ended October 31, 2005. Based in the United Kingdom, CSR plc is the leading global provider of Bluetooth technology used in handsets, headsets, notebooks, and other popular electronic devices. The company has about a 50 percent market share in this fast growing market. Shinko Electric Industries Co., Ltd., a Japanese manufacturer of electronic components, benefited from a competitive product cycle and increased market share at Intel Corp. Also, NHN Corp., Korea's largest Internet search engine, was a strong performer and became the leader in its market, which has been growing at about 100 percent per year.

    THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

LORD ABBETT LARGE-CAP VALUE FUND

Q: HOW DID THE LARGE-CAP VALUE FUND PERFORM OVER THE FISCAL YEAR ENDED OCTOBER 31, 2005?

A: The fund returned 7.2 percent, reflecting performance at the net asset value
(NAV) of Class A shares with all distributions reinvested, compared with its benchmark, the Russell 1000(R) Value Index,(8) which returned 11.9 percent over the same period. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS, WHICH REFLECT PERFORMANCE AT THE MAXIMUM 5.75 PERCENT SALES CHARGE APPLICABLE TO CLASS A SHARE INVESTMENTS AND INCLUDE THE REINVESTMENT OF ALL DISTRIBUTIONS, ARE: 1 YEAR: 1.07 PERCENT AND SINCE INCEPTION (JUNE 30, 2003): 8.63 PERCENT. Class A shares purchased subject to a front-end sales charge have no contingent deferred sales charge (CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC of 1 percent if the shares are redeemed within 12 months of the purchase.

    PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY

--------------------------------------------------------------------------------

BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: The greatest detractor to the fund's performance relative to its benchmark for the fiscal year ended October 31, 2005, was stock selection within the consumer staples sector. Consumer staples companies include those that produce or sell regularly consumed goods, such as food, beverages, tobacco, prescription drugs, and household products. The fund was hurt because it did not own certain strong performing holdings that were held by the benchmark during the fiscal year ended October 31, 2005. In addition, the fund's investment in Kraft Foods Inc., a global provider of branded foods and beverages, took away from performance. The company suffered due to the continuation of overall high dairy costs, which affected profit margins.

    An underweight position and stock selection within the integrated oils sector also negatively affected the fund's relative performance for the fiscal year ended October 31, 2005. Exxon Mobil Corp., a provider of energy and petrochemicals, produced solid returns, but underperformed its peers. Because the company is broadly diversified, it was less influenced by changes in oil prices than were other corporations in its sector.

    Selection of stocks and an overweight position within the technology sector were the largest contributors to fund performance relative to its benchmark for the fiscal year ended October 31, 2005. Apple Computer, Inc., a personal computer company, strongly outperformed, as consumer demand for its products continued to exceed expectations. Motorola, Inc., a communications technology and electronics company, benefited from good products and a successful management transition. Another technology holding, Hewlett-Packard Co., a provider of personal computers, printers, and related products, reported strong performance, as the company showed improvement under a new CEO.

    Although an overweight position within the healthcare sector had a negative impact on performance, it was more than offset by strong stock selection within that sector. Cardinal Health, Inc., a provider of products, services, and technologies supporting the healthcare industry, was a strong performer, as it successfully transitioned its business model. Also, four large pharmaceutical company holdings -- Baxter International Inc., Novartis AG, Wyeth and GlaxoSmithKline -- contributed strong returns, as their drug development pipelines were filled with potential opportunities.

    THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND THE WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

--------------------------------------------------------------------------------

A PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT A FUND, INCLUDING ITS INVESTMENT OBJECTIVES, RISKS, CHARGES, AND ONGOING EXPENSES, WHICH AN INVESTOR SHOULD CAREFULLY CONSIDER BEFORE INVESTING. TO OBTAIN A PROSPECTUS ON ANY LORD ABBETT MUTUAL FUND, PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 OR VISIT OUR WEBSITE AT www.LordAbbett.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

(1) The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock market performance. This popular index includes a representative sample of leading companies in leading industries.

(2) The MSCI Europe, Australasia, and Far East (EAFE)(R) Index is an unmanaged capitalization index representing the industry composition and a sampling of small, medium, and large capitalization companies from the aforementioned global markets. It is a Morgan Stanley International Index that includes stocks traded on 21 exchanges in Europe, Australasia, and the Far East.

(3) The MSCI Emerging Market Free Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of May 2005, the MSCI Emerging Markets Index consisted of the following 26 emerging market country indexes: Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey, and Venezuela.

(4) S&P/Citigroup Global Equity Index System(SM) and the names of each of the indexes and subindexes that it comprises (GEIS and such indexes and subindexes, each an "Index" and collectively, the "Indexes") are service marks of Citigroup. The S&P/Citigroup EMI World ex-U.S. Index is a subset of the Global Citigroup Extended Market Index (EMI). The S&P/Citigroup Small Cap World Index is a subset of the Global Citigroup Broad Market Index (BMI). The S&P/Citigroup U.S. $500 Million - U.S. $2.5 Billion World ex-U.S. Index is a subset of the Global S&P/Citigroup Broad Market Index (BMI). The World ex-U.S. composite includes all developed countries except the United States.

(5) The Russell 3000(R) Value Index measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Value or the Russell 2000(R) Value indexes.

(6) The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

(7) The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

(8) The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

The views of the funds' management and the portfolio holdings described in this report are as of October 31, 2005; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the funds, please see the funds' prospectuses.

PERFORMANCE: Because of ongoing market volatility, fund performance may be subject to substantial fluctuation. Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the funds' prospectuses.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

ALL VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class C shares with the same investment in the Russell 3000(R) Value Index, and S&P 500/Barra Value Index assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

                THE FUND (CLASS C SHARES) AT NET ASSET VALUE   RUSSELL 3000(R) VALUE INDEX(1)   S&P 500/BARRA VALUE INDEX(1)
11/1/95                          $   10,000                                 $   10,000                     $   10,000
10/31/96                         $   12,003                                 $   12,328                     $   12,461
10/31/97                         $   15,118                                 $   16,468                     $   16,163
10/31/98                         $   16,772                                 $   18,541                     $   18,061
10/31/99                         $   20,629                                 $   21,374                     $   21,494
10/31/2000                       $   22,845                                 $   22,723                     $   23,575
10/31/2001                       $   21,086                                 $   20,316                     $   19,232
10/31/2002                       $   19,310                                 $   18,399                     $   16,197
10/31/2003                       $   23,694                                 $   22,825                     $   20,218
10/31/2004                       $   26,779                                 $   26,395                     $   23,141
10/31/2005                       $   29,339                                 $   29,552                     $   25,494

                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
               SALES CHARGE FOR THE PERIODS ENDED OCTOBER 31, 2005

                       1 YEAR    5 YEARS   10 YEARS   LIFE OF CLASS
          CLASS A(2)     3.88%      4.50%        --           11.42%
          CLASS B(3)     5.52%      4.91%        --            9.07%
          CLASS C(4)     9.56%      5.13%     11.36%             --
          CLASS P(5)    10.09%        --         --            6.20%
          CLASS Y(6)    10.61%        --         --           20.07%

(1) Performance for each unmanaged index does not reflect any transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance.

(2) Class A shares commenced operations on July 15, 1996. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A Shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2005, is calculated using the SEC-required uniform method to compute such return.

(3) Class B shares commenced operations on June 5, 1997. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years, and 0% for the life of the class.

(4) Class C shares commenced operations on January 3, 1994. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

(5) Class P shares commenced operations on August 15, 2001. Performance is at net asset value.

(6) Class Y shares commenced operations on March 31, 2003. Performance is at net asset value.

ALPHA STRATEGY FUND
--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the S&P/Citigroup Small-Cap World Index and Lipper Global Small/Mid-Cap Core Funds Average assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

              THE FUND (CLASS A SHARES)       THE FUND (CLASS A SHARES)     S&P/CITIGROUP SMALL-CAP    LIPPER GLOBAL SMALL/MID-CAP
                 AT NET ASSET VALUE         AT MAXIMUM OFFERING PRICE(1)         WORLD INDEX(2)           CORE FUNDS AVERAGE(2)
3/18/98                $   10,000                       $    9,425                  $   10,000                  $   10,000
10/31/98               $    8,308                       $    7,830                  $    8,484                  $    8,095
10/31/99               $    9,788                       $    9,226                  $   10,140                  $   10,538
10/31/2000             $   11,463                       $   10,804                  $   10,983                  $   13,411
10/31/2001             $    8,865                       $    8,355                  $    9,572                  $    9,889
10/31/2002             $    7,587                       $    7,151                  $    9,069                  $    8,699
10/31/2003             $   10,363                       $    9,767                  $   13,112                  $   12,050
10/31/2004             $   11,502                       $   10,841                  $   15,514                  $   13,605
10/31/2005             $   13,856                       $   13,059                  $   18,827                  $   16,065

                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
               SALES CHARGE FOR THE PERIODS ENDED OCTOBER 31, 2005

                           1 YEAR      5 YEARS   LIFE OF CLASS
          CLASS A(3)        13.56%        2.64%           3.56%
          CLASS B(4)        15.73%        3.01%           3.70%
          CLASS C(5)        19.73%        3.21%           3.70%
          CLASS Y(6)        20.91%          --           22.71%

(1) Reflects the deduction of the maximum initial sales charge of 5.75%.

(2) Performance for each unmanaged index and average does not reflect transaction costs, management fees or sales charges. The performance of each index and average is not necessarily representative of the Fund's performance. Performance for each index and average begins on March 31, 1998.

(3) Class A shares commenced operations on March 18, 1998. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A Shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2005, is calculated using the SEC-required uniform method to compute such return.

(4) Class B shares commenced operations on March 18, 1998. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years, and 0% for the life of the class.

(5) Class C shares commenced operations on March 18, 1998. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

(6) Class Y shares commenced operations on October 19, 2004. Performance is at net asset value.

INTERNATIONAL CORE EQUITY FUND
--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE(R)) Index ("With Gross Dividends") and the MSCI EAFE(R) Index ("With Net Dividends"), assuming reinvestment of all dividends and distributions. "With Net Dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the MSCI EAFE(R) Index. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

                THE FUND (CLASS A SHARES)     THE FUND (CLASS A SHARES)        MSCI EAFE(R) INDEX           MSCI EAFE(R) INDEX
                   AT NET ASSET VALUE       AT MAXIMUM OFFERING PRICE(1)  ("WITH GROSS DIVIDENDS")(2)   ("WITH NET DIVIDENDS")(2)
1/1/2004                  $   10,000                   $    9,425                   $   10,000                   $   10,000
3/31/2004                 $   10,108                   $    9,527                   $   10,440                   $   10,434
6/30/2004                 $   10,010                   $    9,434                   $   10,486                   $   10,457
9/30/2004                 $    9,941                   $    9,369                   $   10,462                   $   10,428
12/31/2004                $   11,417                   $   10,761                   $   12,069                   $   12,025
3/31/2005                 $   11,447                   $   10,789                   $   12,057                   $   12,005
6/30/2005                 $   11,477                   $   10,817                   $   11,966                   $   11,884
9/30/2005                 $   12,501                   $   11,783                   $   13,216                   $   13,117
10/31/2005                $   12,196                   $   11,495                   $   12,831                   $   12,734

                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
               SALES CHARGE FOR THE PERIODS ENDED OCTOBER 31, 2005

                               1 YEAR      LIFE OF CLASS
          CLASS A(3)            11.93%              7.88%
          CLASS B(4)            14.15%              8.72%
          CLASS C(5)            18.03%             10.74%
          CLASS P(6)            18.73%             11.33%
          CLASS Y(7)            19.23%             11.82%

(1) Reflects the deduction of the maximum initial sales charge of 5.75%.

(2) Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance for each index begins on December 31, 2003.

(3) Class A shares commenced operations on December 15, 2003. Performance for the class begins on December 31, 2003, the SEC effective date for the Fund. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2005, is calculated using the SEC-required uniform method to compute such return.

(4) Class B shares commenced operations on December 15, 2003. Performance for the class begins on December 31, 2003, the SEC effective date for the Fund. Performance reflects the deduction of a CDSC of 4% for 1 year and the life of the class.

(5) Class C shares commenced operations on December 15, 2003. Performance for the class begins on December 31, 2003, the SEC effective date for the Fund. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date.

(6) Class P shares commenced operations on December 15, 2003. Performance for the class begins on December 31, 2003, the SEC effective date for the Fund. Performance is at net asset value.

(7) Class Y shares commenced operations on December 15, 2003. Performance for the class begins on December 31, 2003, the SEC effective date for the Fund. Performance is at net asset value.

INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the S&P/Citigroup Extended Market World ex-U.S. Index, the MSCI EAFE(R) Index, and S&P/Citigroup U.S. $500 Million - U.S. $2.5 Billion World ex-U.S. Index, assuming reinvestment of all dividends and distributions. The Fund is adding the performance of the S&P/Citigroup Extended Market World ex-U.S. Index, and will remove in the next Annual Report the MSCI EAFE(R) Index and the S&P/Citigroup U.S. $500 Million - U.S. $2.5 Billion World ex-U.S. Index because the Fund believes that the S&P/Citigroup Extended Market World ex-U.S. Index is a more appropriate benchmark for this Fund based on the Fund's investment objective. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

                                                                                                                  S&P/CITIGROUP U.S.
                                                                                                                  $500 MILLION- U.S.
            THE FUND (CLASS A SHARES)    THE FUND (CLASS A SHARES)      S&P/CITIGROUP EXTENDED      MSCI EAFE(R)  $2.5 BILLION WORLD
               AT NET ASSET VALUE      AT MAXIMUM OFFERING PRICE(1)  MARKET WORLD EX-U.S. INDEX(2)    INDEX(2)     EX-U.S. INDEX(2)
12/13/1996           $   10,000                  $    9,425                     $   10,000           $   10,000       $   10,000
10/31/1997           $   11,516                  $   10,854                     $    9,639           $   10,217       $    9,300
10/31/1998           $   13,169                  $   12,411                     $    9,554           $   11,234       $    8,800
10/31/1999           $   14,902                  $   14,045                     $   11,314           $   13,859       $   10,728
10/31/2000           $   16,536                  $   15,585                     $   11,190           $   13,490       $   10,417
10/31/2001           $    8,943                  $    8,429                     $    9,069           $   10,161       $    8,754
10/31/2002           $    7,219                  $    6,804                     $    8,556           $    8,847       $    8,418
10/31/2003           $    9,750                  $    9,190                     $   12,465           $   11,286       $   12,660
10/31/2004           $   11,340                  $   10,688                     $   15,310           $   13,461       $   15,461
10/31/2005           $   14,126                  $   13,313                     $   19,149           $   15,963       $   19,825

                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
               SALES CHARGE FOR THE PERIODS ENDED OCTOBER 31, 2005

                           1 YEAR       5 YEARS   LIFE OF CLASS
          CLASS A(3)        17.35%       (4.24)%           3.27%
          CLASS B(4)        19.69%       (3.95)%           2.45%
          CLASS C(5)        23.82%       (3.65)%           2.51%
          CLASS P(6)        24.72%       (3.00)%           0.65%
          CLASS Y(7)        25.06%       (2.77)%           2.47%

(1) Reflects the deduction of the maximum initial sales charge of 5.75%.

(2) Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance for each index begins on December 31, 1996.

(3) Class A shares commenced operations on December 13, 1996. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2005, is calculated using the SEC-required uniform method to compute such return.

(4) Class B shares commenced operations on June 2, 1997. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years, and 0% for the life of the class.

(5) Class C shares commenced operations on June 2, 1997. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

(6) Class P shares commenced operations on March 8, 1999. Performance is at net asset value.

(7) Class Y shares commenced operations on December 30, 1997. Performance is at net asset value.

LARGE-CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000(R) Value Index and the S&P 500/Barra Value Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

                     THE FUND                  THE FUND
                AT NET ASSET VALUE   AT MAXIMUM OFFERING PRICE(1)   RUSSELL 1000(R) VALUE INDEX(2)   S&P 500/BARRA VALUE INDEX(2)
7/1/2003              $   10,000               $    9,425                       $   10,000                   $   10,000
9/30/2003             $   10,201               $    9,614                       $   10,142                   $   10,254
12/31/2003            $   11,570               $   10,905                       $   11,505                   $   11,736
3/31/2004             $   11,813               $   11,134                       $   11,786                   $   12,129
6/30/2004             $   11,955               $   11,267                       $   11,820                   $   12,226
9/30/2004             $   11,701               $   11,028                       $   11,929                   $   12,353
12/31/2004            $   12,976               $   12,229                       $   13,167                   $   13,580
3/31/2005             $   12,643               $   11,916                       $   13,179                   $   13,250
6/30/2005             $   12,581               $   11,858                       $   13,399                   $   13,592
9/30/2005             $   13,058               $   12,307                       $   13,919                   $   14,059
10/31/2005            $   12,830               $   12,092                       $   13,565                   $   13,813

                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
               SALES CHARGE FOR THE PERIODS ENDED OCTOBER 31, 2005

                               1 YEAR      LIFE OF CLASS
          CLASS A(3)             1.07%              8.63%
          CLASS B(4)             2.49%              9.46%
          CLASS C(5)             6.50%             10.66%
          CLASS P(6)             7.07%             11.30%
          CLASS Y(7)             7.58%             11.79%

(1) Reflects the deduction of the maximum initial sales charge of 5.75%.

(2) Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index, particularly that of the S&P 500 Index, is not necessarily representative of the Fund's performance. Performance for each index begins on June 30, 2003.

(3) Class A shares commenced operations on June 23, 2003. Performance for the class begins on June 30, 2003, the SEC effective date for the Fund. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2005, is calculated using the SEC-required uniform method to compute such return.

(4) Class B shares commenced operations on June 23, 2003. Performance for the class begins on June 30, 2003, the SEC effective date for the Fund. Performance reflects the deduction of a CDSC of 4% for 1 year, and 3% for the life of the class.

(5) Class C shares commenced operations on June 23, 2003. Performance for the class begins on June 30, 2003, the SEC effective date for the Fund. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

(6) Class P shares commenced operations on June 23, 2003. Performance for the class begins on June 30, 2003, the SEC effective date for the Fund. Performance is at net asset value.

(7) Class Y shares commenced operations on June 23, 2003. Performance for the class begins on June 30, 2003, the SEC effective date for the Fund. Performance is at net asset value.

--------------------------------------------------------------------------------

EXPENSE EXAMPLES

    As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (these charges vary among the share classes) and redemption fees (International Core Equity Fund and International Opportunties Fund only); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 through October 31, 2005).

ACTUAL EXPENSES

    For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 5/1/05 - 10/31/05" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

    For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

ALL VALUE FUND
--------------------------------------------------------------------------------

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                             BEGINNING      ENDING      EXPENSES
                                              ACCOUNT      ACCOUNT     PAID DURING
                                               VALUE        VALUE        PERIOD+
                                               -----        -----        -------
                                                                        5/1/05 -
                                              5/1/05      10/31/05      10/31/05
                                              ------      --------      --------
CLASS A
Actual                                      $ 1,000.00    $ 1,066.80    $   6.09
Hypothetical (5% Return Before Expenses)    $ 1,000.00    $ 1,019.31    $   5.95

CLASS B
Actual                                      $ 1,000.00    $ 1,063.40    $   9.41
Hypothetical (5% Return Before Expenses)    $ 1,000.00    $ 1,016.08    $   9.20

CLASS C
Actual                                      $ 1,000.00    $ 1,063.60    $   9.42
Hypothetical (5% Return Before Expenses)    $ 1,000.00    $ 1,016.08    $   9.20

CLASS P
Actual                                      $ 1,000.00    $ 1,066.40    $   6.56
Hypothetical (5% Return Before Expenses)    $ 1,000.00    $ 1,018.85    $   6.41

CLASS Y
Actual                                      $ 1,000.00    $ 1,069.30    $   4.22
Hypothetical (5% Return Before Expenses)    $ 1,000.00    $ 1,021.12    $   4.13

+ For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.17% for Class A, 1.81% for Classes B and C, 1.26% for Class P and 0.81% for Class Y) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
OCTOBER 31, 2005

SECTOR*                      %**
Auto & Transportation        2.39%
Consumer Discretionary       9.59%
Consumer Staples             5.34%
Financial Services          11.89%
Healthcare                  10.65%
Integrated Oils              4.39%
Materials & Processing      17.48%
Other                        6.84%
Other Energy                 4.06%
Producer Durables            7.10%
Short-Term Investment        2.74%
Technology                  11.60%
Utilities                    5.93%
Total                      100.00%

*    A sector may comprise several industries.

**   Represents percent of total investments.

ALPHA STRATEGY FUND
--------------------------------------------------------------------------------

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                             BEGINNING      ENDING      EXPENSES
                                              ACCOUNT      ACCOUNT     PAID DURING
                                               VALUE        VALUE        PERIOD+
                                               -----        -----        -------
                                                                        5/1/05 -
                                              5/1/05      10/31/05      10/31/05
                                              ------      --------      --------
CLASS A
Actual                                      $ 1,000.00    $ 1,155.40    $   1.90
Hypothetical (5% Return Before Expenses)    $ 1,000.00    $ 1,023.44    $   1.78

CLASS B
Actual                                      $ 1,000.00    $ 1,151.80    $   5.42
Hypothetical (5% Return Before Expenses)    $ 1,000.00    $ 1,020.16    $   5.09

CLASS C
Actual                                      $ 1,000.00    $ 1,151.10    $   5.42
Hypothetical (5% Return Before Expenses)    $ 1,000.00    $ 1,020.16    $   5.09

CLASS Y
Actual                                      $ 1,000.00    $ 1,157.40    $   0.00
Hypothetical (5% Return Before Expenses)    $ 1,000.00    $ 1,025.21    $   0.00

+ For each class of the Fund, expenses are equal to the annualized expense ratio for such class (0.35% for Class A, 1.00% for Classes B and C, and 0.00% for Class Y) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY INVESTMENT OBJECTIVE
OCTOBER 31, 2005

INVESTMENT OBJECTIVE                  %*
Long-Term Growth of Capital**        28.95%
Long-Term Capital Appreciation**     68.51%
Short-Term Investment                 2.54%
Total                               100.00%

*    Represents percent of total investments.

** Alpha Strategy Fund invests in other funds ("Underlying Funds") managed by Lord, Abbett & Co. LLC. The category shown represents the investment objective of these Underlying Funds.

INTERNATIONAL CORE EQUITY FUND
--------------------------------------------------------------------------------

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                             BEGINNING      ENDING      EXPENSES
                                              ACCOUNT      ACCOUNT     PAID DURING
                                               VALUE        VALUE        PERIOD+
                                               -----        -----        -------
                                                                        5/1/05 -
                                              5/1/05      10/31/05      10/31/05
                                              ------      --------      --------
CLASS A
Actual                                     $  1,000.00   $  1,085.10   $    8.93
Hypothetical (5% Return Before Expenses)   $  1,000.00   $  1,016.64   $    8.64

CLASS B
Actual                                     $  1,000.00   $  1,082.20   $   12.28
Hypothetical (5% Return Before Expenses)   $  1,000.00   $  1,013.41   $   11.88

CLASS C
Actual                                     $  1,000.00   $  1,081.30   $   12.28
Hypothetical (5% Return Before Expenses)   $  1,000.00   $  1,013.41   $   11.88

CLASS P
Actual                                     $  1,000.00   $  1,084.20   $    9.30
Hypothetical (5% Return Before Expenses)   $  1,000.00   $  1,016.28   $    8.99

CLASS Y
Actual                                     $  1,000.00   $  1,086.50   $    7.15
Hypothetical (5% Return Before Expenses)   $  1,000.00   $  1,018.35   $    6.92

+ For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.70% for Class A, 2.34% for Classes B and C, 1.77% for Class P and 1.36% for Class Y) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
OCTOBER 31, 2005

SECTOR*                      %**
Auto                         3.44%
Capital Goods                1.44%
Consumer Cyclicals           1.70%
Consumer Discretionary       1.10%
Consumer Services            3.81%
Consumer Staples             6.66%
Energy                       4.32%
Financial Services          28.66%
Healthcare                   9.37%
Integrated Oils              3.69%
Materials & Processing       6.57%
Other                        4.34%
Producer Durables            4.43%
Short-Term Investment        3.23%
Technology                   5.96%
Telecommunications           8.90%
Transportation               0.79%
Utilities                    1.59%
Total                      100.00%

*    A sector may comprise several industries.

**   Represents percent of total investments.

INTERNATIONAL OPPORTUNITIES FUND

--------------------------------------------------------------------------------

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                             BEGINNING      ENDING      EXPENSES
                                              ACCOUNT      ACCOUNT     PAID DURING
                                               VALUE        VALUE        PERIOD+
                                               -----        -----        -------
                                                                        5/1/05 -
                                              5/1/05      10/31/05      10/31/05
                                              ------      --------      --------
CLASS A
Actual                                     $  1,000.00   $  1,141.10   $    9.44
Hypothetical (5% Return Before Expenses)   $  1,000.00   $  1,016.38   $    8.89

CLASS B
Actual                                     $  1,000.00   $  1,136.30   $   12.93
Hypothetical (5% Return Before Expenses)   $  1,000.00   $  1,013.11   $   12.18

CLASS C
Actual                                     $  1,000.00   $  1,138.10   $   12.94
Hypothetical (5% Return Before Expenses)   $  1,000.00   $  1,013.11   $   12.18

CLASS P
Actual                                     $  1,000.00   $  1,140.30   $    9.55
Hypothetical (5% Return Before Expenses)   $  1,000.00   $  1,016.28   $    8.99

CLASS Y
Actual                                     $  1,000.00   $  1,143.30   $    7.56
Hypothetical (5% Return Before Expenses)   $  1,000.00   $  1,018.15   $    7.12

+ For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.75% for Class A, 2.40% for Classes B and C, 1.77% for Class P and 1.40% for Class Y) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
OCTOBER 31, 2005

SECTOR*                      %**
Auto & Transportation        1.37%
Consumer Discretionary       6.76%
Consumer Staples            14.52%
Financial Services          13.30%
Healthcare                  17.62%
Integrated Oils              4.96%
Materials & Processing       8.83%
Other                        3.22%
Other Energy                 3.41%
Producer Durables            6.37%
Short-Term Investment        4.99%
Technology                   7.50%
Utilities                    7.15%
Total                      100.00%

*    A sector may comprise several industries.

**   Represents percent of total investments.

LARGE-CAP VALUE FUND
--------------------------------------------------------------------------------

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                             BEGINNING      ENDING      EXPENSES
                                              ACCOUNT      ACCOUNT     PAID DURING
                                               VALUE        VALUE        PERIOD+
                                               -----        -----        -------
                                                                        5/1/05 -
                                              5/1/05      10/31/05      10/31/05
                                              ------      --------      --------
CLASS A
Actual                                      $ 1,000.00    $ 1,032.50    $   4.86
Hypothetical (5% Return Before Expenses)    $ 1,000.00    $ 1,020.42    $   4.84

CLASS B
Actual                                      $ 1,000.00    $ 1,028.70    $   8.18
Hypothetical (5% Return Before Expenses)    $ 1,000.00    $ 1,017.14    $   8.14

CLASS C
Actual                                      $ 1,000.00    $ 1,029.50    $   8.19
Hypothetical (5% Return Before Expenses)    $ 1,000.00    $ 1,017.14    $   8.14

CLASS P
Actual                                      $ 1,000.00    $ 1,031.70    $   5.38
Hypothetical (5% Return Before Expenses)    $ 1,000.00    $ 1,019.91    $   5.34

CLASS Y
Actual                                      $ 1,000.00    $ 1,034.10    $   3.08
Hypothetical (5% Return Before Expenses)    $ 1,000.00    $ 1,022.18    $   3.06

+ For each class of the Fund, expenses are equal to the annualized expense ratio for such class (0.95% for Class A, 1.60% for Classes B and C, 1.05% for Class P and 0.60% for Class Y) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR
OCTOBER 31, 2005

SECTOR*                        %**
Basic Materials                5.51%
Conglomerates                  2.30%
Consumer Cyclicals            14.62%
Consumer Non-Cyclicals         5.76%
Energy                         6.47%
Healthcare                     6.61%
Industrial Goods & Services   20.69%
Non-Property Financials       12.03%
Property & Property Services   7.10%
Short-Term Investment          3.32%
Technology                    10.04%
Telecommunications             2.56%
Utilities                      2.99%
Total                        100.00%

*    A sector may comprise several industries.

**   Represents percent of total investments.

SCHEDULE OF INVESTMENTS
ALL VALUE FUND OCTOBER 31, 2005

                                                                      VALUE
INVESTMENTS                                            SHARES         (000)
---------------------------------------------------------------------------
COMMON STOCKS 97.58%

ADVERTISING AGENCY 0.36%
Interpublic Group Of
Cos., Inc. (The)*                                     892,100   $     9,215
                                                                -----------

AEROSPACE 0.23%
Moog, Inc. Class A*                                   195,000         5,782
                                                                -----------

AIR TRANSPORTATION 0.08%
Frontier Airlines, Inc.*                              225,200         2,128
                                                                -----------

AUTO COMPONENTS 0.11%
Modine
Manufacturing Co.                                      85,000         2,810
                                                                -----------

AUTO PARTS: AFTER MARKET 0.26%
Genuine Parts Co.                                     151,300         6,713
                                                                -----------

BANKS: NEW YORK CITY 1.17%
Bank of New York Co.,
Inc. (The)                                            650,000        20,339
JPMorgan Chase & Co.                                  260,000         9,521
                                                                -----------
TOTAL                                                                29,860
                                                                -----------

BANKS: OUTSIDE NEW YORK CITY 4.17%
Bank of America Corp.                                 582,686        25,487
Cullen/Frost Bankers,
Inc.                                                  790,000        41,728
Marshall & Ilsley Corp.                               390,000        16,754
Mellon Financial Corp.                                580,000        18,380
TCF Financial Corp.                                   137,800         3,734
                                                                -----------
TOTAL                                                               106,083
                                                                -----------

BEVERAGE: SOFT DRINKS 2.41%
PepsiCo, Inc.                                       1,035,000        61,148
                                                                -----------

BIOTECHNOLOGY RESEARCH &
PRODUCTION 0.73%
Baxter Int'l., Inc.                                   484,500        18,522
                                                                -----------

BUILDING: MATERIALS 1.66%
Hughes Supply, Inc.                                   850,000   $    28,432
Simpson Manufacturing
Co., Inc.                                             345,300        13,626
                                                                -----------
TOTAL                                                                42,058
                                                                -----------

CHEMICALS 3.61%
Cabot Corp.                                           494,900        16,881
E.I. du Pont de
Nemours & Co.                                         520,000        21,679
Eastman Chemical Co.                                  220,000        11,607
Praxair, Inc.                                         843,300        41,668
                                                                -----------
TOTAL                                                                91,835
                                                                -----------

COMMUNICATIONS TECHNOLOGY 5.12%
ADC Telecommunications,
Inc.*                                                 569,820         9,943
Anixter Int'l., Inc.                                  235,000         8,714
Avaya, Inc.*                                        1,621,100        18,675
McAfee, Inc.*                                       1,100,000        33,033
Motorola, Inc.                                      2,075,000        45,982
Tellabs, Inc.*                                      1,450,054        13,863
                                                                -----------
TOTAL                                                               130,210
                                                                -----------

COMPUTER SERVICES, SOFTWARE &
SYSTEMS 4.44%
Cadence Design
Systems, Inc.*                                      3,000,000        47,940
Computer Sciences
Corp.*                                                250,000        12,813
Microsoft Corp.                                     2,025,000        52,042
                                                                -----------
TOTAL                                                               112,795
                                                                -----------

CONTAINERS & PACKAGING: METAL &
GLASS 1.09%
Crown Holdings, Inc.*                               1,705,000        27,655
                                                                -----------

CONTAINERS & PACKAGING: PAPER &
PLASTIC 0.54%

Pactiv Corp.*                                         697,400        13,739
                                                                -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

ALL VALUE FUND OCTOBER 31, 2005

                                                                      VALUE
INVESTMENTS                                            SHARES         (000)
---------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES 1.29%
Citigroup, Inc.                                       715,000   $    32,733
                                                                -----------

DIVERSIFIED MANUFACTURING 0.64%
Ball Corp.                                            415,000        16,339
                                                                -----------

DRUG & GROCERY STORE CHAINS 1.86%
CVS Corp.                                             439,300        10,723
Kroger Co. (The)*                                   1,840,000        36,616
                                                                -----------
TOTAL                                                                47,339
                                                                -----------

DRUGS & PHARMACEUTICALS 9.80%
GlaxoSmithKline
plc ADR                                               670,071        34,837
Johnson & Johnson                                     200,000        12,524
MedImmune, Inc.*                                      360,055        12,595
Mylan Laboratories,
Inc.                                                1,875,000        36,019
Novartis AG ADR                                     1,010,000        54,358
Pfizer, Inc.                                          840,000        18,261
Schering-Plough Corp.                               1,535,000        31,222
Wyeth                                               1,105,000        49,239
                                                                -----------
TOTAL                                                               249,055
                                                                -----------

ELECTRICAL EQUIPMENT &
COMPONENTS 1.61%
AMETEK, Inc.                                           89,300         3,637
Emerson Electric Co.                                  535,496        37,244
                                                                -----------
TOTAL                                                                40,881
                                                                -----------

ELECTRONICS 1.55%
Avx Corp.                                           1,172,100        14,511
Vishay Intertechnology,
Inc.*                                               2,200,000        24,948
                                                                -----------
TOTAL                                                                39,459
                                                                -----------

ELECTRONICS: SEMI-CONDUCTORS/
COMPONENTS 0.53%
MEMC Electronic
Materials, Inc.*                                      748,300        13,425
                                                                -----------

ENERGY MISCELLANEOUS 0.32%
GlobalSantaFe Corp.(a)                                180,000         8,019
                                                                -----------

ENGINEERING & CONTRACTING
SERVICES 0.52%
Jacobs Engineering
Group Inc.*                                           206,600   $    13,171
                                                                -----------

ENTERTAINMENT 1.01%
Viacom, Inc. Class B                                  340,800        10,554
Walt Disney Co. (The)                                 624,200        15,212
                                                                -----------
TOTAL                                                                25,766
                                                                -----------

FINANCIAL DATA PROCESSING
SERVICES & SYSTEMS 1.01%
Automatic Data
Processing, Inc.                                      550,000        25,663
                                                                -----------

FOODS 0.20%
Campbell Soup Co.                                     171,700         4,996
                                                                -----------

FOREST PRODUCTS 0.99%
Georgia-Pacific Corp.                                 770,000        25,048
                                                                -----------

GOLD 3.43%
Barrick Gold Corp.(a)                                 790,000        19,948
Newmont Mining Corp.                                1,575,000        67,095
                                                                -----------
TOTAL                                                                87,043
                                                                -----------

HOUSEHOLD FURNISHINGS 0.75%
Ethan Allen Interiors
Inc.                                                  565,000        19,108
                                                                -----------

IDENTIFICATION CONTROL &
FILTER DEVICES 2.89%
Hubbell, Inc.                                         495,000        23,839
IDEX Corp.                                            176,300         7,056
Parker Hannifin Corp.                                 680,000        42,622
                                                                -----------
TOTAL                                                                73,517
                                                                -----------

INSURANCE: MULTI-LINE 2.14%
Aflac Inc.                                            290,000        13,856
Cincinnati Financial
Corp.                                                  35,800         1,523
Genworth Financial, Inc.
Class A                                               710,000        22,500
Safeco Corp.                                          295,000        16,432
                                                                -----------
TOTAL                                                                54,311
                                                                -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

ALL VALUE FUND OCTOBER 31, 2005

                                                                      VALUE
INVESTMENTS                                            SHARES         (000)
---------------------------------------------------------------------------
INSURANCE: PROPERTY-CASUALTY 0.51%
ACE Ltd.(a)                                           250,000   $    13,025
                                                                -----------

MACHINERY: AGRICULTURAL 0.71%
Deere & Co.                                           299,100        18,149
                                                                -----------

MACHINERY: INDUSTRIAL/SPECIALTY 0.51%
Illinois Tool Works, Inc.                              72,600         6,154
Woodward Governor Co.                                  84,400         6,743
                                                                -----------
TOTAL                                                                12,897
                                                                -----------

MACHINERY: OIL WELL EQUIPMENT &
SERVICES 3.50%
Baker Hughes, Inc.                                    104,800         5,760
Grant Prideco, Inc.*                                  675,000        26,251
Halliburton Co.                                       268,400        15,862
Helmerich & Payne, Inc.                               175,070         9,699
Key Energy Services,
Inc.*                                                 725,700         9,797
Patterson-UTI Energy,
Inc.                                                  203,800         6,956
Schlumberger Ltd.(a)                                  162,500        14,750
                                                                -----------
TOTAL                                                                89,075
                                                                -----------

MACHINERY: SPECIALTY 0.21%
JLG Industries, Inc.                                  141,500         5,428
                                                                -----------

MEDICAL & DENTAL INSTRUMENTS &
SUPPLIES 0.16%
Bausch & Lomb, Inc.                                    54,200         4,021
                                                                -----------

METAL FABRICATING 2.70%
Quanex Corp.                                          620,000        35,904
Shaw Group, Inc. (The)*                               192,200         5,151
Timken Co. (The)                                      971,700        27,558
                                                                -----------
TOTAL                                                                68,613
                                                                -----------

MILLING: FRUIT & GRAIN PROCESSING 1.21%
Archer Daniels
Midland Co.                                         1,260,000        30,706
                                                                -----------

MISCELLANEOUS EQUIPMENT 0.96%
W.W. Grainger, Inc.                                   365,000        24,448
                                                                -----------

MISCELLANEOUS MATERIALS &
PROCESSING 0.14%
Rogers Corp.*                                          95,000   $     3,548
                                                                -----------

MULTI-SECTOR COMPANIES 6.86%
Carlisle Cos., Inc.                                   376,600        25,115
Eaton Corp.                                           520,000        30,592
General Electric Co.                                2,160,900        73,276
Honeywell Int'l., Inc.                                390,000        13,338
Trinity Industries, Inc.                              843,300        32,088
                                                                -----------
TOTAL                                                               174,409
                                                                -----------

OIL: CRUDE PRODUCERS 0.26%
Grey Wolf, Inc.*                                      850,000         6,528
                                                                -----------

OIL: INTEGRATED INTERNATIONAL 4.41%
Exxon Mobil Corp.                                   1,995,012       112,000
                                                                -----------

PAPER 0.30%
MeadWestvaco Corp.                                    295,000         7,735
                                                                -----------

PUBLISHING: MISCELLANEOUS 1.38%
R.R. Donnelley &
Sons Co.                                            1,000,000        35,020
                                                                -----------

RADIO & TV BROADCASTERS 0.29%
Westwood One, Inc.                                    400,000         7,400
                                                                -----------

RAILROADS 0.56%
Union Pacific Corp.                                   205,000        14,182
                                                                -----------

REAL ESTATE INVESTMENT TRUSTS 1.12%
Host Marriott Corp.                                 1,700,000        28,543
                                                                -----------

RESTAURANTS 1.12%
Brinker Int'l., Inc.*                                 744,700        28,388
                                                                -----------

RETAIL 3.91%
Barnes & Noble, Inc.                                  140,000         5,062
Federated Department
Stores, Inc.                                          602,418        36,970
Foot Locker, Inc.                                     717,700        13,952
OfficeMax, Inc.                                       275,500         7,720
Wal-Mart Stores, Inc.                                 755,000        35,719
                                                                -----------
TOTAL                                                                99,423
                                                                -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
ALL VALUE FUND OCTOBER 31, 2005

                                                                      VALUE
INVESTMENTS                                            SHARES         (000)
---------------------------------------------------------------------------
SAVINGS & LOAN 0.51%
Webster Financial Corp.                               281,500   $    12,997
                                                                -----------

SERVICES: COMMERCIAL 0.29%
Sabre Holdings Corp.
Class A                                               380,000         7,421
                                                                -----------

SOAPS & HOUSEHOLD CHEMICALS 0.89%
Procter & Gamble
Co. (The)                                             403,050        22,567
                                                                -----------

STEEL 0.71%
Steel Dynamics, Inc.                                  585,000        18,117
                                                                -----------

TEXTILES APPAREL MANUFACTURERS 0.50%
VF Corp.                                              243,700        12,733
                                                                -----------

TRUCKERS 1.39%
Heartland Express, Inc.                               680,000        13,430
Werner Enterprises, Inc.                            1,215,000        21,773
                                                                -----------
TOTAL                                                                35,203
                                                                -----------

UTILITIES: CABLE TV & RADIO 1.23%
Comcast Corp. Class A*                              1,140,075        31,249
                                                                -----------

UTILITIES: ELECTRICAL 2.10%
Ameren Corp.                                          407,200        21,418
CMS Energy Corp.*                                   1,300,000        19,383
NiSource, Inc.                                        529,800        12,530
                                                                -----------
TOTAL                                                                53,331
                                                                -----------

UTILITIES: GAS DISTRIBUTORS 0.38%
AGL Resources Inc.                                    131,300         4,621
Nicor Inc.                                            128,200         5,025
                                                                -----------
TOTAL                                                                 9,646
                                                                -----------

UTILITIES: TELECOMMUNICATIONS 2.24%
Sprint Nextel Corp.                                   485,000        11,305
Verizon Communications,
Inc.                                                1,450,000        45,690
                                                                -----------
TOTAL                                                                56,995
                                                                -----------
TOTAL COMMON STOCKS
(cost $2,260,035,652)                                             2,480,223
                                                                ===========

                                                    PRINCIPAL
                                                       AMOUNT         VALUE
INVESTMENTS                                             (000)         (000)
---------------------------------------------------------------------------
SHORT-TERM INVESTMENT 2.74%

REPURCHASE AGREEMENT 2.74%

Repurchase Agreement
dated 10/31/2005,
3.30% due 11/1/2005
with State Street
Bank & Trust Co.
collateralized by
$71,275,000 of
Federal Home Loan
Mortgage Corp. at
4.50% due 11/15/2011;
value: $71,185,906;
proceeds: $69,792,543
(cost $69,786,147)                                $    69,786   $    69,786
                                                                ===========
TOTAL INVESTMENTS IN
SECURITIES 100.32%
(cost $2,329,821,799)                                             2,550,009
                                                                ===========
LIABILITIES IN EXCESS OF
CASH AND OTHER ASSETS (0.32%)                                        (8,236)
                                                                -----------
NET ASSETS 100.00%                                              $ 2,541,773
                                                                ===========

  * Non-income producing security.
(a) Foreign security traded in U.S. dollars.
ADR American Depositary Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
ALPHA STRATEGY FUND OCTOBER 31, 2005

                                                                      VALUE
INVESTMENTS                                            SHARES         (000)
---------------------------------------------------------------------------
INVESTMENTS IN UNDERLYING FUNDS 97.63%

Lord Abbett Developing
Growth Fund, Inc. -
Class Y*(a)                                         2,804,775   $    48,242

Lord Abbett Research
Fund, Inc. - Small-Cap
Value Fund - Class Y(b)                             1,568,426        48,558

Lord Abbett Securities
Trust - International
Opportunities Fund -
Class Y(b)                                          5,373,209        65,607
                                                                -----------
TOTAL INVESTMENTS IN
UNDERLYING FUNDS
(cost $132,663,357)                                                 162,407
                                                                ===========

                                                    PRINCIPAL
                                                       AMOUNT         VALUE
INVESTMENTS                                             (000)         (000)
---------------------------------------------------------------------------
SHORT-TERM INVESTMENT 2.54%

REPURCHASE AGREEMENT 2.54%

Repurchase Agreement
dated 10/31/2005,
3.30% due 11/1/2005
with State Street
Bank & Trust Co.
collateralized by
$4,315,000 of
Federal National
Mortgage Assoc.
at 5.60% due 7/27/2015;
value: $4,318,625;
proceeds: $4,231,350
(cost $4,230,962)                                 $     4,231   $     4,231
                                                                ===========
TOTAL INVESTMENTS IN
SECURITIES 100.17%
(cost $136,894,319)                                                 166,638
                                                                ===========
LIABILITIES IN EXCESS OF
OTHER ASSETS (0.17%)                                                   (282)
                                                                -----------
NET ASSETS 100.00%                                              $   166,356
                                                                ===========

  * Non-income producing security.
(a) Fund investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter.
(b) Fund investment objective is long-term capital appreciation.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
INTERNATIONAL CORE EQUITY FUND OCTOBER 31, 2005

                                                                     U.S. $
                                                                      VALUE
INVESTMENTS                                            SHARES         (000)
---------------------------------------------------------------------------
COMMON STOCKS 95.05%

AUSTRALIA 1.26%
Downer EDI Ltd.                                       331,000   $     1,505
Qantas Airways Ltd.                                   936,451         2,395
                                                                -----------
TOTAL                                                                 3,900
                                                                -----------

AUSTRIA 1.56%
Telekom Austria AG                                    232,194         4,811
                                                                -----------

BELGIUM 1.49%
InBev NV/SA                                           114,931         4,594
                                                                -----------

CANADA 1.74%
Alcan Inc.                                             82,820         2,624
OPTI Canada, Inc.*                                     88,600         2,751
                                                                -----------
TOTAL                                                                 5,375
                                                                -----------

CHINA 1.63%
China Construction
Bank*                                               9,745,400         2,954
China Petroleum &
Chemical Corp.                                      5,250,021         2,100
                                                                -----------
TOTAL                                                                 5,054
                                                                -----------

FRANCE 10.84%
AXA                                                   139,194         4,030
BNP Paribas                                            72,749         5,515
France Telecom S.A.                                    92,269         2,397
Lafarge S.A.                                           44,969         3,697
PSA Peugeot
Citroen S.A.                                           50,445         3,065
Sanofi-Aventis                                         59,881         4,794
TOTAL S.A.                                             15,386         3,861
VINCI                                                  29,278         2,288
Vivendi Universal S.A.                                123,022         3,875
                                                                -----------
TOTAL                                                                33,522
                                                                -----------

GERMANY 5.40%
Allianz AG Registered
Shares                                                 33,685         4,757
Deutsche Bank AG
Registered Shares                                      39,509         3,699
Fresenius Medical
Care AG                                                47,946   $     4,313
IVG Immobilien AG                                      76,012         1,466
Siemens AG                                             33,173         2,467
                                                                -----------
TOTAL                                                                16,702
                                                                -----------

GREECE 1.96%
National Bank of
Greece S. A.                                          155,550         6,062
                                                                -----------

HONG KONG 1.59%
China Mobile
(Hong Kong) Ltd.                                      664,200         2,956
China Unicom Ltd.                                   2,543,000         1,952
                                                                -----------
TOTAL                                                                 4,908
                                                                -----------

HUNGARY 1.31%
Richter Gedeon Rt.~                                    24,863         4,050
                                                                -----------

INDIA 0.98%
Reliance Industries Ltd.                              178,477         3,028
                                                                -----------

IRELAND 3.12%
DEPFA BANK plc                                        291,479         4,541
Irish Life &
Permanent plc                                         290,100         5,111
                                                                -----------
TOTAL                                                                 9,652
                                                                -----------

ITALY 2.13%

Enel S.p.A.                                           283,649         2,288
Mediaset S.p.A.                                       258,460         2,837
Saipem S.p.A.                                         103,009         1,474
                                                                -----------
TOTAL                                                                 6,599
                                                                -----------

JAPAN 23.59%
Aiful Corp.                                            48,250         3,593
Astellas Pharma Inc.                                   96,400         3,437
Don Quijote Co., Ltd.                                  46,100         3,311
East Japan Railway Co.                                    595         3,527
Fanuc Ltd.                                             49,700         3,885
Hoya Corp.                                              5,100           178

                       SEE NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL CORE EQUITY FUND OCTOBER 31, 2005

                                                                     U.S. $
                                                                      VALUE
INVESTMENTS                                            SHARES         (000)
---------------------------------------------------------------------------
Hoya Corp.*(a)                                         15,300   $       534
Inpex Corp.                                               244         1,710
Jupiter Telecommunications
Co., Ltd.*                                              6,060         4,857
Mizuho Financial
Group, Inc.                                               800         5,305
Murata Manufacturing
Co., Ltd.                                              72,100         3,574
Nitto Denko Corp.                                      36,039         2,170
Nomura Holdings,
Inc. ADR                                               68,900         1,067
Nomura Securities Co.,
Ltd. (The)                                            254,904         3,867
ORIX Corp.                                             13,371         2,489
Shionogi & Co., Ltd.                                  113,100         1,370
Sony Corp.                                             44,100         1,424
Sumitomo Corp.                                        524,000         5,807
Sumitomo Electric
Industries, Ltd.                                      293,088         3,832
Taiyo Yuden Co., Ltd.                                 227,000         2,235
Takefuji Corp.                                         93,430         6,509
Toyota Motor Corp.                                    107,700         4,913
Yamada Denki Co., Ltd.                                 38,362         3,351
                                                                -----------
TOTAL                                                                72,945
                                                                -----------

NETHERLANDS 2.28%
ING Groep N.V.                                        164,510         4,742
SBM Offshore N.V.                                      29,810         2,304
                                                                -----------
TOTAL                                                                 7,046
                                                                -----------

RUSSIA 1.82%
Mobile TeleSystems ADR                                 63,900         2,364
OAO Novatek GDR*+                                     148,100         3,258
                                                                -----------
TOTAL                                                                 5,622
                                                                -----------

SINGAPORE 1.20%
DBS Group Holdings Ltd.                               410,000         3,704
                                                                -----------

SOUTH KOREA 3.87%
Hana Bank                                             100,100         3,595
LG Chem, Ltd.                                         106,150         4,647
Samsung Electronics
Co., Ltd.                                               7,060   $     3,733
                                                                -----------
TOTAL                                                                11,975
                                                                -----------

SWITZERLAND 5.83%
Nestle S.A. Registered
Shares                                                 18,062         5,379
Novartis AG Registered
Shares                                                 68,498         3,684
Roche Holding
Ltd. AG                                                24,689         3,688
UBS AG Registered
Shares                                                 62,146         5,278
                                                                -----------
TOTAL                                                                18,029
                                                                -----------

TAIWAN 1.34%
AU Optronics
Corp. ADR                                             114,155         1,455
China Trust Financial
Holding Co., Ltd.                                         641             1
MediaTek, Inc.                                        311,271         2,686
                                                                -----------
TOTAL                                                                 4,142
                                                                -----------

THAILAND 1.65%
Thai Oil Co. Ltd.~                                  2,956,689         5,111
                                                                -----------

UNITED KINGDOM 18.46%
BAE SYSTEMS plc                                       951,466         5,566
BP plc                                                179,913         1,987
British American
Tobacco plc                                           223,879         4,926
Cadbury
Schweppes plc                                         232,976         2,293
National Grid plc                                     279,106         2,552
O2 plc                                              1,906,626         6,944
Prudential plc                                        386,320         3,241
Royal Bank of Scotland
Group (The) plc                                       199,336         5,518
Smith & Nephew plc                                    369,660         3,128
Smiths Group plc                                      237,683         3,839
Tesco plc                                             571,891         3,044

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
INTERNATIONAL CORE EQUITY FUND OCTOBER 31, 2005

                                                                     U.S. $
                                                                      VALUE
INVESTMENTS                                            SHARES         (000)
---------------------------------------------------------------------------
Tullow Oil plc                                        482,963   $     2,073
Vodafone Group plc                                  2,140,026         5,615
Wm Morrison
Supermarkets plc                                      639,429         1,850
WPP Group plc                                         459,009         4,509
                                                                -----------
TOTAL                                                                57,085
                                                                -----------
TOTAL COMMON STOCKS
(cost $279,421,780)                                                 293,916
                                                                ===========

                                                    PRINCIPAL        U.S. $
                                                       AMOUNT         VALUE
INVESTMENTS                                             (000)         (000)
---------------------------------------------------------------------------
SHORT-TERM INVESTMENT 3.17%

REPURCHASE AGREEMENT 3.17%

Repurchase Agreement
dated 10/31/2005,
3.30% due 11/1/2005
with State Street
Bank & Trust Co.
collateralized by
$10,105,000 of
Federal National
Mortgage Assoc.
at 4.90% due 6/1/2015;
value: $10,010,013;
proceeds: $9,810,920
(cost $9,810,021)                                 $     9,810   $     9,810
                                                                ===========
TOTAL INVESTMENTS IN
SECURITIES 98.22%
(cost $289,231,801)                                                 303,726
                                                                ===========
FOREIGN CASH AND OTHER ASSETS
IN EXCESS OF LIABILITIES 1.78%                                        5,516
                                                                -----------
NET ASSETS 100.00%                                              $   309,242
                                                                ===========

  * Non-income producing security.
  + Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutional buyers.
  ~ Fair Valued Security - See Note 2.
(a) Security purchased on a when-issued basis.
ADR American Depositary Receipt.
GDR Global Depositary Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
INTERNATIONAL OPPORTUNITIES FUND OCTOBER 31, 2005

                                                                     U.S. $
                                                                      VALUE
INVESTMENTS                                            SHARES         (000)
---------------------------------------------------------------------------
COMMON STOCKS 95.49%

AUSTRALIA 2.03%
Downer Edi Ltd.                                       444,724   $     2,022
Newcrest Mining Ltd.                                  152,994         2,082
                                                                -----------
TOTAL                                                                 4,104
                                                                -----------

AUSTRIA 2.41%
Telekom Austria AG                                    113,772         2,358
Wienerberger AG                                        65,047         2,514
                                                                -----------
TOTAL                                                                 4,872
                                                                -----------

CANADA 1.36%
OPTI Canada Inc.*                                      53,618         1,665
RONA, Inc.*                                            57,834         1,074
                                                                -----------
TOTAL                                                                 2,739
                                                                -----------

CHINA 0.68%
Shanghai Forte Land
Co., Ltd.                                           4,460,000         1,367
                                                                -----------

DENMARK 1.09%
GN Store Nord A/S                                     183,400         2,209
                                                                -----------

FRANCE 3.08%
Ipsos S.A.                                             18,055         2,142
Neopost S.A.                                           42,241         4,075
                                                                -----------
TOTAL                                                                 6,217
                                                                -----------

GERMANY 6.54%
Fresenius Medical
Care AG ADR                                            96,600         2,927
IVG Immobilien AG                                     117,363         2,263
Puma AG Rudolf
Dassler Sport                                           9,903         2,507
Q-Cells AG*                                             5,123           281
Rheinmetall AG                                         44,075         2,711
Techem AG*                                             63,048         2,509
                                                                -----------
TOTAL                                                                13,198
                                                                -----------

GREECE 1.73%
Piraeus Bank S.A.                                     171,932         3,482
                                                                -----------

HONG KONG 5.82%
AAC Acoustic
Technology Holdings,
Inc.*                                               5,262,909   $     2,648
China Merchants
Holdings (Int'l.)
Co. Ltd.                                            1,388,800         2,696
Dah Sing Financial
Group                                                 195,822         1,190
Hong Kong Exchanges &
Clearing Ltd.                                         766,900         2,562
Hong Kong Land
Holdings Ltd.                                         454,372         1,299
Techtronic Industries
Co. Ltd.                                              544,000         1,337
                                                                -----------
TOTAL                                                                11,732
                                                                -----------

HUNGARY 0.86%
Richter Gedeon GDR                                     10,602         1,728
                                                                -----------

IRELAND 1.74%
DEPFA BANK plc                                        193,485         3,015
FBD Holdings plc                                       13,208           486
                                                                -----------
TOTAL                                                                 3,501
                                                                -----------

ITALY 6.17%
Davide Campari-Milano
S.p.A.                                                387,000         2,625
Hera S.p.A.                                           738,446         1,892
Milano Assicurazioni
S.p.A.                                                535,800         3,352
Pirelli & C. Real Estate
S.p.A                                                  48,797         2,672
Societa Iniziative
Autostradali e Servizi
S.p.A.                                                164,281         1,905
                                                                -----------
TOTAL                                                                12,446
                                                                -----------

JAPAN 23.70%
ARRK Corp.                                             50,200         2,764
Avex Group
Holdings, Inc.                                        109,100         2,320

                       SEE NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL OPPORTUNITIES FUND OCTOBER 31, 2005

                                                                     U.S. $
                                                                      VALUE
INVESTMENTS                                            SHARES         (000)
---------------------------------------------------------------------------
Diamond City Co., Ltd.                                 62,500   $     2,529
Don Quijote Co., Ltd.                                  41,700         2,995
J-OIL MILLS, INC.                                     374,000         1,587
Japan Cash Machine
Co., Ltd.                                              87,600         1,791
Joint Corp.                                            35,900         1,937
Jupiter
Telecommunications
Co., Ltd.*                                              2,906         2,329
K.K. daVinci Advisors*                                    475         2,224
Matsumotokiyoshi
Co., Ltd.                                              68,000         2,039
MISUMI Group Inc.                                      53,400         2,087
Mitsui Mining &
Smelting Co., Ltd.                                    517,200         2,932
Nitori Co., Ltd.                                       28,750         2,173
Park24 Co., Ltd.                                      106,400         2,504
Shinko Electric
Industries Co., Ltd.                                   44,600         2,762
Sumitomo Real Estate
Sales Co., Ltd.                                        31,500         1,818
Sumitomo Rubber
Industries, Ltd.                                      125,700         1,536
Thk Co., Ltd.                                          92,600         2,076
Tokuyama Corp.                                        132,900         1,313
Yamada Denki Co., Ltd.                                 38,600         3,372
ZEON Corp.                                            231,000         2,719
                                                                -----------
TOTAL                                                                47,807
                                                                -----------

LUXEMBOURG 1.26%
Gemplus Int'l. S.A.*                                1,032,322         2,536
                                                                -----------

NETHERLANDS 2.77%
Aalberts Industries N.V.                               45,300         2,203
LMA Int'l. N.V.*                                    3,767,621         1,824
SBM Offshore N.V.                                      20,081         1,552
                                                                -----------
TOTAL                                                                 5,579
                                                                -----------

RUSSIA 1.36%
Vimpel-Communications
ADR*                                                   68,600         2,744
                                                                -----------

SINGAPORE 0.93%
Keppel Corp. Ltd.                                     275,000   $     1,883
                                                                -----------

SOUTH KOREA 2.45%
Hana Bank                                              67,306         2,417
NHN Corp.*                                             15,229         2,531
                                                                -----------
TOTAL                                                                 4,948
                                                                -----------

SPAIN 5.19%
ACS, Actividades de
Construccion y
Servicios, S.A.                                        65,148         1,862
Corporacion Mapfre S.A.                               176,399         3,089
Fadesa Inmobiliaria, S.A.                              70,626         2,374
Prosegur Compania de
Seguridad, S.A.                                       128,797         3,147
                                                                -----------
TOTAL                                                                10,472
                                                                -----------

SWEDEN 1.10%
Getinge AB Class B                                    177,900         2,223
                                                                -----------

SWITZERLAND 3.37%
Actelion Ltd.*                                         22,479         2,528
Geberit AG                                              3,350         2,320
Nobel Biocare
Holding AG                                              8,448         1,948
                                                                -----------
TOTAL                                                                 6,796
                                                                -----------

TAIWAN 1.25%
Chi Mei Optoelectronics
Corp.                                               1,679,927         1,688
Motech Industries Inc.                                 76,000           829
                                                                -----------
TOTAL                                                                 2,517
                                                                -----------

THAILAND 1.02%
Thai Oil Co., Ltd.~                                 1,186,122         2,051
                                                                -----------

TURKEY 1.07%
Akbank T.A.S                                          112,330           698
Turkiye Is Bankasi A.S.
(Isbank) GDR Registered
Shares                                                211,200         1,461
                                                                -----------
TOTAL                                                                 2,159
                                                                -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
INTERNATIONAL OPPORTUNITIES FUND OCTOBER 31, 2005

                                                                     U.S. $
                                                                      VALUE
INVESTMENTS                                            SHARES         (000)
---------------------------------------------------------------------------
UNITED KINGDOM 16.51%
Abbot Group plc                                       432,650   $     1,907
AWG plc                                               127,285         2,166
Balfour Beatty plc                                    477,634         2,576
Cairn Energy plc*                                      84,468         2,582
CSR plc*                                              376,386         4,793
Intertek Group plc                                    320,825         4,046
Michael Page Int'l. plc                               536,800         2,195
Northgate plc                                          72,398         1,282
Paladin Resources plc                                 461,490         2,857
Peter Hambro
Mining plc*                                           139,984         1,933
Punch Taverns plc                                     203,635         2,635
RHM plc*                                              591,004         2,709
Slough Estates plc                                    181,527         1,629
                                                                -----------
TOTAL                                                                33,310
                                                                -----------
TOTAL COMMON STOCKS
(cost $149,793,889)                                                 192,620
                                                                ===========

                                                    PRINCIPAL        U.S. $
                                                       AMOUNT         VALUE
INVESTMENTS                                             (000)         (000)
---------------------------------------------------------------------------
SHORT-TERM INVESTMENT 3.28%

REPURCHASE AGREEMENT 3.28%

Repurchase Agreement
dated 10/31/2005,
3.30% due 11/1/2005
with State Street
Bank & Trust Co.
collateralized by
$6,740,000 of Federal
National Mortgage Assoc.
at 5.60% due 7/27/2015;
value: $6,745,662;
proceeds: $6,610,525
(cost $6,609,919)                                 $     6,610   $     6,610
                                                                ===========
TOTAL INVESTMENTS IN
SECURITIES 98.77%
(cost $156,403,808)                                                 199,230
                                                                ===========
FOREIGN CASH AND OTHER ASSETS
IN EXCESS OF LIABILITIES 1.23%                                        2,484
                                                                -----------
NET ASSETS 100.00%                                              $   201,714
                                                                ===========


  * Non-income producing security.
  ~ Fair Valued Security - See Note 2.
ADR American Depositary Receipt.
GDR Global Depositary Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
LARGE-CAP VALUE FUND OCTOBER 31, 2005

                                                                      VALUE
INVESTMENTS                                            SHARES         (000)
---------------------------------------------------------------------------
COMMON STOCKS 94.83%

AEROSPACE 0.40%
Boeing Co. (The)                                        2,330   $       151
                                                                -----------

AGRICULTURE, FISHING & RANCHING 1.06%
Monsanto Co.                                            6,466           407
                                                                -----------

AUTOMOBILES 0.24%
Honda Motor Co.
Ltd. ADR                                                3,300            92
                                                                -----------

BANKS 0.15%
Mitsubishi UFJ Financial
Group, Inc. ADR                                         4,580            58
                                                                -----------

BANKS: NEW YORK CITY 3.36%
Bank of New York Co.,
Inc. (The)                                             18,781           588
JPMorgan Chase & Co.                                   19,050           697
                                                                -----------
TOTAL                                                                 1,285
                                                                -----------

BANKS: OUTSIDE NEW YORK CITY 2.49%
Bank of America Corp.                                  10,740           470
Marshall & Ilsley Corp.                                 4,300           185
PNC Financial Services
Group, Inc. (The)                                       2,560           155
Wachovia Corp.                                          2,840           143
                                                                -----------
TOTAL                                                                   953
                                                                -----------

BEVERAGE: SOFT DRINKS 2.00%
Coca-Cola Co. (The)                                     3,500           149
PepsiCo, Inc.                                          10,422           616
                                                                -----------
TOTAL                                                                   765
                                                                -----------

BIOTECHNOLOGY RESEARCH &
PRODUCTION 2.02%
Baxter Int'l., Inc.                                    18,293           699
Biogen Idec, Inc.*                                      1,840            75
                                                                -----------
TOTAL                                                                   774
                                                                -----------

CHEMICALS 1.46%
E.I. du Pont de
Nemours & Co.                                           3,697   $       154
Praxair, Inc.                                           8,174           404
                                                                -----------
TOTAL                                                                   558
                                                                -----------

COMMUNICATIONS TECHNOLOGY 1.89%
Motorola, Inc.                                         32,595           722
                                                                -----------

COMPUTER SERVICES, SOFTWARE &
SYSTEMS 1.66%
Microsoft Corp.                                        24,650           634
                                                                -----------

COMPUTER TECHNOLOGY 1.91%
Electronic Data
Systems Corp.                                           8,210           191
EMC Corp.*                                              5,430            76
Hewlett-Packard Co.                                    16,480           462
                                                                -----------
TOTAL                                                                   729
                                                                -----------

CONSUMER PRODUCTS 1.45%
Kimberly-Clark Corp.                                    9,790           556
                                                                -----------

DIVERSIFIED FINANCIAL SERVICES 1.39%
Citigroup Inc.                                         11,589           531
                                                                -----------

DRUG & GROCERY STORE CHAINS 2.64%
CVS Corp.                                              12,880           314
Kroger Co. (The)*                                      34,975           696
                                                                -----------
TOTAL                                                                 1,010
                                                                -----------

DRUGS & PHARMACEUTICALS 14.53%
Bristol-Myers Squibb Co.                               11,570           245
GlaxoSmithKline plc ADR                                12,310           640
Johnson & Johnson                                       6,330           396
MedImmune, Inc.*                                        9,780           342
Merck & Co., Inc.                                      11,534           326
Novartis AG ADR                                        17,963           967
Pfizer, Inc.                                           44,820           974
Schering-Plough Corp.                                  19,336           393

                       SEE NOTES TO FINANCIAL STATEMENTS.

LARGE-CAP VALUE FUND OCTOBER 31, 2005

                                                                      VALUE
INVESTMENTS                                            SHARES         (000)
---------------------------------------------------------------------------
Teva Pharmaceutical
Industries Ltd. ADR                                    10,220   $       390
Wyeth                                                  19,865           885
                                                                -----------
TOTAL                                                                 5,558
                                                                -----------

ELECTRICAL EQUIPMENT & COMPONENTS 1.75%
Emerson Electric Co.                                    9,601           668
                                                                -----------

ELECTRONICS: MEDICAL SYSTEMS 0.89%
Medtronic, Inc.                                         6,030           342
                                                                -----------

ELECTRONICS: TECHNOLOGY 2.04%
General Dynamics Corp.                                  3,670           427
Raytheon Co.                                            9,530           352
                                                                -----------
TOTAL                                                                   779
                                                                -----------

ENGINEERING & CONTRACTING SERVICES 1.01%
Fluor Corp.                                             6,080           387
                                                                -----------

ENTERTAINMENT 0.99%
Walt Disney Co. (The)                                  15,503           378
                                                                -----------

FERTILIZERS 0.27%
Potash Corp. of
Saskatchewan Inc.(a)                                    1,246           103
                                                                -----------

FINANCIAL DATA PROCESSING SERVICES &
SYSTEMS 1.82%
Automatic Data
Processing, Inc.                                       14,910           696
                                                                -----------

FOODS 4.37%
Campbell Soup Co.                                      18,510           538
General Mills, Inc.                                     2,150           104
H.J. Heinz Co.                                          6,415           228
Kraft Foods, Inc. Class A                              28,365           803
                                                                -----------
TOTAL                                                                 1,673
                                                                -----------

GOLD 3.00%
Barrick Gold Corp.(a)                                  18,700           472
Newmont Mining Corp.                                   15,822           674
                                                                -----------
TOTAL                                                                 1,146
                                                                -----------

IDENTIFICATION CONTROL & FILTER
DEVICES 2.09%
Pall Corp.                                              8,400   $       220
Parker Hannifin Corp.                                   9,269           581
                                                                -----------
TOTAL                                                                   801
                                                                -----------

INSURANCE: MULTI-LINE 3.39%
Aflac, Inc.                                             7,750           370
American Int'l
Group, Inc.                                             8,312           539
Hartford Financial
Services Group, Inc. (The)                              4,876           389
                                                                -----------
TOTAL                                                                 1,298
                                                                -----------

INSURANCE: PROPERTY-CASUALTY 0.67%
ACE Ltd.(a)                                             4,920           256
                                                                -----------

MACHINERY: AGRICULTURAL 1.44%
Deere & Co.                                             9,086           551
                                                                -----------

MACHINERY: CONSTRUCTION & HANDLING 0.64%
Caterpillar, Inc.                                       4,650           245
                                                                -----------

MACHINERY: OIL WELL EQUIPMENT &
SERVICES 3.00%
Baker Hughes, Inc.                                      6,852           377
Schlumberger, Ltd.(a)                                   8,474           769
                                                                -----------
TOTAL                                                                 1,146
                                                                -----------

MEDICAL & DENTAL INSTRUMENTS &
SUPPLIES 0.14%
Guidant Corp.                                             830            52
                                                                -----------

MISC. CONSUMER STAPLES 1.19%
Diageo plc ADR                                          7,665           456
                                                                -----------

MULTI-SECTOR COMPANIES 3.21%
Eaton Corp.                                             2,242           132
General Electric Co.                                   22,740           771
Honeywell Int'l., Inc.                                  9,540           326
                                                                -----------
TOTAL                                                                 1,229
                                                                -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
LARGE-CAP VALUE FUND OCTOBER 31, 2005

                                                                      VALUE
INVESTMENTS                                            SHARES         (000)
---------------------------------------------------------------------------
OFFICE FURNITURE & BUSINESS EQUIPMENT 0.04%
Xerox Corp.*                                            1,210   $        16
                                                                -----------

OIL: INTEGRATED INTERNATIONAL 4.95%
Exxon Mobil Corp.                                      33,711         1,893
                                                                -----------

PAPER 2.02%
International Paper Co.                                26,475           773
                                                                -----------

PUBLISHING: NEWSPAPERS 1.11%
Tribune Co.                                            13,477           425
                                                                -----------

RAILROADS 1.12%
Union Pacific Corp.                                     6,220           430
                                                                -----------

RETAIL 2.10%
RadioShack Corp.                                        6,350           140
Wal-Mart Stores, Inc.                                  13,990           662
                                                                -----------
TOTAL                                                                   802
                                                                -----------

SERVICES: COMMERCIAL 1.10%
Expedia, Inc.*                                          3,065            58
IAC/InterActiveCorp*                                    3,065            78
Waste Management, Inc.                                  9,620           284
                                                                -----------
TOTAL                                                                   420
                                                                -----------

SOAPS & HOUSEHOLD CHEMICALS 4.29%
Clorox Co. (The)                                        6,420           348
Procter & Gamble
Co. (The)                                              23,119         1,294
                                                                -----------
TOTAL                                                                 1,642
                                                                -----------

UTILITIES: CABLE TV & RADIO 1.10%
Comcast Corp. Class A*                                 15,308           420
                                                                -----------

UTILITIES: ELECTRICAL 1.09%
Ameren Corp.                                            5,030           264
Southern Co.                                            4,390           154
                                                                -----------
TOTAL                                                                   418
                                                                -----------

UTILITIES: GAS PIPELINES 0.41%
El Paso Corp.                                          13,260           157
                                                                -----------

UTILITIES: TELECOMMUNICATIONS 4.94%
BellSouth Corp.                                        12,720   $       331
SBC Communications
Inc.                                                   26,440           630
Sprint Nextel Corp.                                    14,850           346
Verizon Communications,
Inc.                                                   18,525           584
                                                                -----------
TOTAL                                                                 1,891
                                                                -----------
TOTAL COMMON STOCKS
(cost $35,877,863)                                                   36,276
                                                                ===========

                                                    PRINCIPAL
                                                       AMOUNT
                                                        (000)
                                                  -----------
SHORT-TERM INVESTMENT 4.98%

REPURCHASE AGREEMENT 4.98%

Repurchase Agreement
dated 10/31/2005,
3.30% due 11/1/2005
with State Street
Bank & Trust Co.
collateralized by
$1,985,000 of Federal
Home Loan Mortgage
Corp. at 5.45%
due 3/29/2019;
value: $1,945,300;
proceeds: $1,905,525
(cost $1,905,350)                                 $     1,905         1,905
                                                                ===========
TOTAL INVESTMENTS IN
SECURITIES 99.81%
(cost $37,783,213)                                                   38,181
                                                                ===========
OTHER ASSETS IN EXCESS OF
LIABILITIES 0.19%                                                        74
                                                                -----------
NET ASSETS 100.00%                                              $    38,255
                                                                ===========

  * Non-income producing security.
(a) Foreign security traded in U.S. dollars.
ADR American Depositary Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2005

                                                                                                              INTERNATIONAL
                                                                        ALL VALUE       ALPHA STRATEGY          CORE EQUITY
                                                                             FUND                 FUND                 FUND
ASSETS:
Investment in securities, at cost                              $    2,329,821,799   $      136,894,319   $      289,231,801
---------------------------------------------------------------------------------------------------------------------------
Investment in securities, at value                             $    2,550,009,426   $      166,638,436   $      303,725,560
Cash                                                                          237                    -                    -
Foreign cash, at value (cost $9,280,202)                                        -                    -            9,146,638
Receivables:
   Interest and dividends                                               1,318,884                  388              574,822
   Investment securities sold                                          13,115,775                    -            4,606,402
   Capital shares sold                                                  5,779,056              210,506            3,271,765
   From affiliates                                                              -               13,583                    -
Prepaid expenses and other assets                                         150,919               32,275               21,431
---------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                        2,570,374,297          166,895,188          321,346,618
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
   Investment securities purchased                                     21,922,839              132,633           11,490,573
   Capital shares reacquired                                            2,988,146              192,495              121,084
   Management fees                                                      1,123,898                    -              180,482
   12b-1 distribution fees                                              1,356,691              104,191              143,479
   Fund administration                                                     83,762                    -                9,626
   Trustees' fees                                                         249,743               12,602                7,777
   To affiliate                                                                 -                    -                  708
Accrued expenses and other liabilities                                    876,354               97,346              150,970
---------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                      28,601,433              539,267           12,104,699
===========================================================================================================================
NET ASSETS                                                     $    2,541,772,864   $      166,355,921   $      309,241,919
===========================================================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                $    2,138,589,341   $      143,788,964   $      284,745,302
Undistributed (distributions in excess of)
   net investment income                                                5,129,588              (12,602)             923,004
Accumulated net realized gain (loss) on investments
   and foreign currency related transactions                          177,866,308           (7,164,558)           9,208,402
Net unrealized appreciation on investments
   and translation of assets and liabilities
   denominated in foreign currencies                                  220,187,627           29,744,117           14,365,211
---------------------------------------------------------------------------------------------------------------------------
Net Assets                                                     $    2,541,772,864   $      166,355,921   $      309,241,919
===========================================================================================================================
NET ASSETS BY CLASS:
Class A Shares                                                 $    1,771,119,705   $       90,640,640   $      235,562,612
Class B Shares                                                 $      240,976,938   $       45,178,530   $       17,471,918
Class C Shares                                                 $      513,752,375   $       29,998,148   $       44,240,149
Class P Shares                                                 $       13,278,598                    -   $           15,628
Class Y Shares                                                 $        2,645,248   $          538,603   $       11,951,612
OUTSTANDING SHARES BY CLASS (UNLIMITED NUMBER OF
   AUTHORIZED SHARES OF BENEFICIAL INTEREST):
Class A Shares                                                        146,036,583            4,743,177           19,041,902
Class B Shares                                                         20,525,304            2,440,843            1,427,826
Class C Shares                                                         43,891,395            1,620,507            3,614,967
Class P Shares                                                          1,102,028                    -                1,264
Class Y Shares                                                            217,037               28,173              961,512
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (NET ASSETS DIVIDED BY OUTSTANDING SHARES):
Class A Shares-Net asset value                                 $            12.13   $            19.11   $            12.37
Class A Shares-Maximum offering price
   (Net asset value plus sales charge of 5.75%)                $            12.87   $            20.28   $            13.12
Class B Shares-Net asset value                                 $            11.74   $            18.51   $            12.24
Class C Shares-Net asset value                                 $            11.71   $            18.51   $            12.24
Class P Shares-Net asset value                                 $            12.05                    -   $            12.36
Class Y Shares-Net asset value                                 $            12.19   $            19.12   $            12.43
===========================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)
OCTOBER 31, 2005

                                                                                         INTERNATIONAL
                                                                                         OPPORTUNITIES            LARGE-CAP
                                                                                                  FUND           VALUE FUND
ASSETS:
Investment in securities, at cost                                                   $      156,403,808   $       37,783,213
---------------------------------------------------------------------------------------------------------------------------
Investment in securities, at value                                                  $      199,229,665   $       38,180,870
Foreign cash, at value (cost $3,763,141)                                                     3,742,357                    -
Receivables:
   Interest and dividends                                                                      227,773               43,073
   Investment securities sold                                                                1,057,139              156,678
   Capital shares sold                                                                         210,159              113,652
   From advisor                                                                                      -               54,269
Prepaid expenses and other assets                                                               36,566               32,243
---------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                               204,503,659           38,580,785
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
   Investment securities purchased                                                           2,118,302              199,114
   Capital shares reacquired                                                                   229,652               20,594
   Management fees                                                                             126,871               12,190
   12b-1 distribution fees                                                                      79,583                8,382
   Fund administration                                                                           6,722                1,219
   Trustees' fees                                                                               18,928                2,060
   To affiliate                                                                                  5,433                    -
Accrued expenses and other liabilities                                                         203,906               82,172
---------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                            2,789,397              325,731
===========================================================================================================================
NET ASSETS                                                                          $      201,714,262   $       38,255,054
===========================================================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                     $      244,422,187   $       36,774,254
Undistributed (distributions in excess of) net investment income                               (18,928)             292,055
Accumulated net realized gain (loss) on investments and foreign
   currency related transactions                                                           (85,496,916)             791,088
Net unrealized appreciation on investments and translation of
   assets and liabilities denominated in foreign currencies                                 42,807,919              397,657
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                          $      201,714,262   $       38,255,054
===========================================================================================================================
NET ASSETS BY CLASS:
Class A Shares                                                                      $       89,401,508   $       13,762,603
Class B Shares                                                                      $       27,114,513   $        1,748,780
Class C Shares                                                                      $       17,620,517   $        3,154,843
Class P Shares                                                                      $            3,404   $           12,712
Class Y Shares                                                                      $       67,574,320   $       19,576,116
OUTSTANDING SHARES BY CLASS (UNLIMITED NUMBER OF
   AUTHORIZED SHARES OF BENEFICIAL INTEREST):
Class A Shares                                                                               7,467,307            1,111,889
Class B Shares                                                                               2,338,527              143,463
Class C Shares                                                                               1,527,413              258,684
Class P Shares                                                                                     281                1,027
Class Y Shares                                                                               5,534,714            1,573,433
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (NET ASSETS DIVIDED BY OUTSTANDING SHARES):
Class A Shares-Net asset value                                                      $            11.97   $            12.38
Class A Shares-Maximum offering price
   (Net asset value plus sales charge of 5.75%)                                     $            12.70   $            13.14
Class B Shares-Net asset value                                                      $            11.59   $            12.19
Class C Shares-Net asset value                                                      $            11.54   $            12.20
Class P Shares-Net asset value                                                      $            12.11   $            12.38
Class Y Shares-Net asset value                                                      $            12.21   $            12.44
===========================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2005

                                                                                                              INTERNATIONAL
                                                                        ALL VALUE       ALPHA STRATEGY          CORE EQUITY
                                                                             FUND                 FUND                 FUND
INVESTMENT INCOME:
Dividends                                                      $       39,072,104   $          320,359   $        4,469,549
Interest and other                                                      2,445,558              110,282              127,393
Foreign withholding tax                                                  (116,185)                   -             (430,587)
---------------------------------------------------------------------------------------------------------------------------
Total investment income                                                41,401,477              430,641            4,166,355
---------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Management fees                                                        12,491,562              152,487            1,266,749
12b-1 distribution plan-Class A                                         5,735,008              281,688              470,898
12b-1 distribution plan-Class B                                         2,254,633              441,637               93,383
12b-1 distribution plan-Class C                                         4,768,636              282,507              239,856
12b-1 distribution plan-Class P                                            43,730                    -                   55
Shareholder servicing                                                   4,157,254              457,888              421,413
Professional                                                               92,847               31,001               57,330
Reports to shareholders                                                   581,694               43,289               56,905
Fund administration                                                       923,319                    -               67,560
Custody                                                                   111,281                6,081              237,329
Trustees' fees                                                            116,229                8,111                8,950
Registration                                                              211,015               21,905               46,897
Offering                                                                        -                    -               12,152
Subsidy (See Note 3)                                                            -                    -               31,149
Other                                                                      35,635                4,039                6,450
---------------------------------------------------------------------------------------------------------------------------
Gross expenses                                                         31,522,843            1,730,633            3,017,076
   Expense reductions (See Note 7)                                        (39,882)              (2,457)              (3,553)
   Expenses assumed by advisor (See Note 3)                                     -                    -                 (231)
   Expenses assumed by Underlying Funds (See Note 3)                            -             (569,857)                   -
   Management fee waived (See Note 3)                                           -             (152,487)                   -
---------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                           31,482,961            1,005,832            3,013,292
---------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                            9,918,516             (575,191)           1,153,063
---------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Capital gains received from Underlying Funds                                    -            3,446,887                    -
Net realized gain (loss) on investments
   and foreign currency related transactions
   (net of foreign capital gains tax)                                 179,115,531              (41,326)          10,807,813
Net change in unrealized appreciation
   (depreciation) on investments and translation
   of assets and liabilities denominated in
   foreign currencies                                                   9,681,086           24,800,109           10,523,691
===========================================================================================================================
NET REALIZED AND UNREALIZED GAIN                                      188,796,617           28,205,670           21,331,504
===========================================================================================================================
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                             $      198,715,133   $       27,630,479   $       22,484,567
===========================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (CONCLUDED)
FOR THE YEAR ENDED OCTOBER 31, 2005

                                                                                         INTERNATIONAL
                                                                                         OPPORTUNITIES            LARGE-CAP
                                                                                                  FUND           VALUE FUND
INVESTMENT INCOME:
Dividends                                                                           $        3,163,212   $          566,176
Interest and other                                                                              79,321               39,834
Securities lending-net                                                                          22,578                    -
Foreign withholding tax                                                                       (320,049)              (2,737)
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                      2,945,062              603,273
---------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Management fees                                                                              1,362,386              118,027
12b-1 distribution plan-Class A                                                                277,234               41,931
12b-1 distribution plan-Class B                                                                251,098               17,191
12b-1 distribution plan-Class C                                                                153,926               25,388
12b-1 distribution plan-Class P                                                                      8                   56
Shareholder servicing                                                                          600,467               37,700
Professional                                                                                    55,894               45,169
Reports to shareholders                                                                         47,153               44,689
Fund administration                                                                             72,661               11,803
Custody                                                                                        104,537               56,898
Trustees' fees                                                                                   9,629                1,540
Registration                                                                                    34,673               26,086
Subsidy (See Note 3)                                                                           230,004                    -
Other                                                                                            5,606                2,647
---------------------------------------------------------------------------------------------------------------------------
Gross expenses                                                                               3,205,276              429,125
   Expense reductions (See Note 7)                                                              (4,238)                (544)
   Expenses assumed by advisor (See Note 3)                                                          -             (167,222)
---------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                                 3,201,038              261,359
---------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                                  (255,976)             341,914
---------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments and foreign
   currency related transactions                                                            28,362,604              798,733
Net change in unrealized appreciation
   (depreciation) on investments and translation
   of assets and liabilities denominated in
   foreign currencies                                                                       10,816,111               (5,834)
===========================================================================================================================
NET REALIZED AND UNREALIZED GAIN                                                            39,178,715              792,899
===========================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $       38,922,739   $        1,134,813
===========================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED OCTOBER 31, 2005

                                                                                                 ALPHA        INTERNATIONAL
                                                                        ALL VALUE             STRATEGY          CORE EQUITY
INCREASE IN NET ASSETS                                                       FUND                 FUND                 FUND
OPERATIONS:
Net investment income (loss)                                   $        9,918,516   $         (575,191)  $        1,153,063
Capital gains received from Underlying Funds                                    -            3,446,887                    -
Net realized gain (loss) on investment and
   foreign currency related transactions                              179,115,531              (41,326)          10,807,813
Net change in unrealized appreciation
   (depreciation) on investments and translation
   of assets and liabilities denominated in
   foreign currencies                                                   9,681,086           24,800,109           10,523,691
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                                    198,715,133           27,630,479           22,484,567
===========================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A                                                             (7,886,462)            (454,589)             (54,718)
   Class B                                                               (231,659)                   -                    -
   Class C                                                               (543,840)                   -                    -
   Class P                                                                (33,338)                   -                    -
   Class Y                                                                (15,527)              (3,899)              (8,050)
Net realized gain
   Class A                                                            (13,311,767)                   -                    -
   Class B                                                             (2,003,914)                   -                    -
   Class C                                                             (4,200,086)                   -                    -
   Class P                                                                (54,527)                   -                    -
   Class Y                                                                (18,323)                   -                    -
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                   (28,299,443)            (458,488)             (62,768)
===========================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                     819,312,378           31,360,997          230,154,419
Reinvestment of distributions                                          24,894,762              429,563               55,743
Cost of shares reacquired                                            (322,715,700)         (32,433,304)         (17,203,797)
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS                                    521,491,440             (642,744)         213,006,365
===========================================================================================================================
NET INCREASE IN NET ASSETS                                            691,907,130           26,529,247          235,428,164
===========================================================================================================================
NET ASSETS:
Beginning of year                                                   1,849,865,734          139,826,674           73,813,755
---------------------------------------------------------------------------------------------------------------------------
END OF YEAR                                                    $    2,541,772,864   $      166,355,921   $      309,241,919
===========================================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME                                       $        5,129,588   $          (12,602)  $          923,004
===========================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)
FOR THE YEAR ENDED OCTOBER 31, 2005

                                                                                         INTERNATIONAL
                                                                                         OPPORTUNITIES            LARGE-CAP
INCREASE IN NET ASSETS                                                                            FUND           VALUE FUND
OPERATIONS:
Net investment income (loss)                                                        $         (255,976)  $          341,914
Net realized gain (loss) on investment and foreign
   currency related transactions                                                            28,362,604              798,733
Net change in unrealized appreciation (depreciation)
   on investments and translation of assets and liabilities
   denominated in foreign currencies                                                        10,816,111               (5,834)
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                        38,922,739            1,134,813
===========================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A                                                                                           -              (89,997)
   Class B                                                                                           -               (9,409)
   Class C                                                                                           -              (11,671)
   Class P                                                                                           -                  (89)
   Class Y                                                                                     (39,769)             (24,772)
Net realized gain
   Class A                                                                                           -             (134,641)
   Class B                                                                                           -              (20,541)
   Class C                                                                                           -              (21,775)
   Class P                                                                                           -                 (161)
   Class Y                                                                                           -              (28,334)
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                                            (39,769)            (341,390)
===========================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                           36,796,502           28,634,282
Reinvestment of distributions                                                                   39,769              295,506
Cost of shares reacquired                                                                  (33,191,474)          (6,560,508)
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM CAPITAL SHARE TRANSACTIONS                                                 3,644,797           22,369,280
===========================================================================================================================
NET INCREASE IN NET ASSETS                                                                  42,527,767           23,162,703
===========================================================================================================================
NET ASSETS:
Beginning of year                                                                          159,186,495           15,092,351
---------------------------------------------------------------------------------------------------------------------------
END OF YEAR                                                                         $      201,714,262   $       38,255,054
===========================================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME                                                            $          (18,928)  $          292,055
===========================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED OCTOBER 31, 2004

                                                                                                              INTERNATIONAL
                                                                        ALL VALUE       ALPHA STRATEGY          CORE EQUITY
INCREASE IN NET ASSETS                                                       FUND                 FUND                FUND*
OPERATIONS:
Net investment income                                          $        4,432,625   $          452,060   $          141,544
Capital gains received from Underlying Funds                                    -            2,192,549                    -
Net realized gain (loss) on investment and
   foreign currency related transactions                               19,574,189           (2,072,933)          (1,992,691)
Net change in unrealized appreciation
   (depreciation) on investments and translation
   of assets and liabilities denominated in
   foreign currencies                                                 126,594,624           13,375,938            3,841,520
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                                    150,601,438           13,947,614            1,990,373
===========================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A                                                               (564,577)                   -                    -
   Class P                                                                   (791)                   -                    -
   Class Y                                                                    (36)                   -                    -
Net realized gain
   Class A                                                             (5,324,535)                   -                    -
   Class B                                                             (1,049,372)                   -                    -
   Class C                                                             (2,125,180)                   -                    -
   Class P                                                                (13,578)                   -                    -
   Class Y                                                                   (123)
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                    (9,078,192)                   -                    -
===========================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                   1,104,267,626           20,645,973           79,753,827
Reinvestment of distributions                                           7,831,700                    -                    -
Cost of shares reacquired                                            (157,444,389)         (28,461,786)          (7,930,445)
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS                                    954,654,937           (7,815,813)          71,823,382
===========================================================================================================================
NET INCREASE IN NET ASSETS                                          1,096,178,183            6,131,801           73,813,755
===========================================================================================================================
NET ASSETS:
Beginning of year                                                     753,687,551          133,694,873                    -
---------------------------------------------------------------------------------------------------------------------------
END OF YEAR                                                    $    1,849,865,734   $      139,826,674   $       73,813,755
===========================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME                            $        3,921,898   $          452,060   $           61,958
===========================================================================================================================

*For the period December 15, 2003 (commencement of investment operations) to October 31, 2004.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)
FOR THE YEAR ENDED OCTOBER 31, 2004

                                                                                         INTERNATIONAL
                                                                                         OPPORTUNITIES            LARGE-CAP
INCREASE IN NET ASSETS                                                                            FUND           VALUE FUND
OPERATIONS:
Net investment income                                                               $          388,842   $           66,295
Net realized gain on investment and foreign
   currency related transactions                                                            18,816,479              198,549
Net change in unrealized appreciation
   on investments and translation of assets and liabilities
   denominated in foreign currencies                                                         3,110,081              275,213
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                        22,315,402              540,057
===========================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A                                                                                    (964,614)             (19,175)
   Class B                                                                                    (207,009)              (1,026)
   Class C                                                                                    (160,464)              (1,139)
   Class P                                                                                         (12)                 (67)
   Class Y                                                                                    (992,387)                 (83)
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                                         (2,324,486)             (21,490)
===========================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                           29,640,763           15,420,584
Reinvestment of distributions                                                                2,290,948               20,347
Cost of shares reacquired                                                                  (29,504,937)          (3,419,287)
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM CAPITAL SHARE TRANSACTIONS                                                 2,426,774           12,021,644
===========================================================================================================================
NET INCREASE IN NET ASSETS                                                                  22,417,690           12,540,211
===========================================================================================================================
NET ASSETS:
Beginning of year                                                                          136,768,805            2,552,140
---------------------------------------------------------------------------------------------------------------------------
END OF YEAR                                                                         $      159,186,495   $       15,092,351
===========================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME                                                 $           28,433   $           86,064
===========================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
ALL VALUE FUND

                                                                                 YEAR ENDED 10/31
                                                   ----------------------------------------------------------------------------
                                                       2005            2004            2003            2002            2001
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                 $      11.18    $       9.93    $       8.22    $       9.83    $      11.53
                                                   ============    ============    ============    ============    ============

Investment operations:
  Net investment income(a)                                  .07             .06             .02             .01             .04
  Net realized and unrealized gain (loss)                  1.06            1.30            1.87            (.67)           (.83)
                                                   ------------    ------------    ------------    ------------    ------------
    Total from investment operations                       1.13            1.36            1.89            (.66)           (.79)
                                                   ------------    ------------    ------------    ------------    ------------

Distributions to shareholders from:
  Net investment income                                    (.07)           (.01)              -            (.02)           (.03)
  Net realized gain                                        (.11)           (.10)           (.18)           (.93)           (.88)
                                                   ------------    ------------    ------------    ------------    ------------
    Total distributions                                    (.18)           (.11)           (.18)           (.95)           (.91)
                                                   ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF YEAR                       $      12.13    $      11.18    $       9.93    $       8.22    $       9.83
                                                   ============    ============    ============    ============    ============

Total Return(b)                                           10.19%          13.80%          23.46%          (7.95)%         (7.26)%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense
    reductions                                             1.17%           1.24%           1.38%           1.42%           1.42%
  Expenses, excluding expense
    reductions                                             1.17%           1.24%           1.38%           1.42%           1.43%
  Net investment income                                     .62%            .53%            .25%            .13%            .40%

                                                                                 YEAR ENDED 10/31
                                                   ----------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                     2005            2004            2003            2002            2001
===============================================================================================================================
  Net assets, end of year (000)                    $  1,771,120    $  1,268,285    $    452,098    $    189,698    $    166,406
  Portfolio turnover rate                                 52.24%          21.92%          36.39%          79.39%         103.11%
===============================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

ALL VALUE FUND

                                                                                 YEAR ENDED 10/31
                                                   ----------------------------------------------------------------------------
                                                       2005            2004            2003            2002            2001
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                 $      10.84    $       9.69    $       8.07    $       9.70    $      11.42
                                                   ============    ============    ============    ============    ============

Investment operations:
  Net investment income (loss)(a)                             -(e)         (.01)           (.03)           (.04)           (.03)
  Net realized and unrealized gain (loss)                  1.02            1.26            1.83            (.66)           (.81)
                                                   ------------    ------------    ------------    ------------    ------------
    Total from investment operations                       1.02            1.25            1.80            (.70)           (.84)
                                                   ------------    ------------    ------------    ------------    ------------

Distributions to shareholders from:
  Net investment income                                    (.01)              -               -               -               -(e)
  Net realized gain                                        (.11)           (.10)           (.18)           (.93)           (.88)
                                                   ------------    ------------    ------------    ------------    ------------
    Total distributions                                    (.12)           (.10)           (.18)           (.93)           (.88)
                                                   ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF YEAR                       $      11.74    $      10.84    $       9.69    $       8.07    $       9.70
                                                   ============    ============    ============    ============    ============

Total Return(b)                                            9.52%          12.98%          22.77%          (8.51)%         (7.86)%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense
    reductions                                             1.81%           1.87%           2.00%           2.03%           2.03%
  Expenses, excluding expense
    reductions                                             1.81%           1.87%           2.00%           2.03%           2.04%
  Net investment loss                                      (.01)%          (.10)%          (.37)%          (.48)%          (.27)%

                                                                                 YEAR ENDED 10/31
                                                   ----------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                     2005            2004            2003            2002            2001
===============================================================================================================================
  Net assets, end of year (000)                    $    240,977    $    185,775    $    100,272    $     47,423    $     39,188
  Portfolio turnover rate                                 52.24%          21.92%          36.39%          79.39%         103.11%
===============================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

ALL VALUE FUND

                                                                                 YEAR ENDED 10/31
                                                   ----------------------------------------------------------------------------
                                                       2005            2004            2003            2002            2001
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                 $      10.81    $       9.66    $       8.05    $       9.67    $      11.38
                                                   ============    ============    ============    ============    ============

Investment operations:
  Net investment income (loss)(a)                             -(e)         (.01)           (.03)           (.03)           (.01)
  Net realized and unrealized gain (loss)                  1.02            1.26            1.82            (.66)           (.82)
                                                   ------------    ------------    ------------    ------------    ------------
    Total from investment operations                       1.02            1.25            1.79            (.69)           (.83)
                                                   ------------    ------------    ------------    ------------    ------------

Distributions to shareholders from:
  Net investment income                                    (.01)              -               -               -               -(e)
  Net realized gain                                        (.11)           (.10)           (.18)           (.93)           (.88)
                                                   ------------    ------------    ------------    ------------    ------------
    Total distributions                                    (.12)           (.10)           (.18)           (.93)           (.88)
                                                   ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF YEAR                       $      11.71    $      10.81    $       9.66    $       8.05    $       9.67
                                                   ============    ============    ============    ============    ============

Total Return(b)                                            9.56%          13.02%          22.70%          (8.42)%         (7.70)%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense
    reductions                                             1.81%           1.87%           2.00%           1.89%           1.98%
  Expenses, excluding expense
    reductions                                             1.81%           1.87%           2.00%           1.89%           1.99%
  Net investment loss                                      (.01)%          (.10)%          (.37)%          (.34)%          (.14)%

                                                                                 YEAR ENDED 10/31
                                                   ----------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                     2005            2004            2003            2002            2001
===============================================================================================================================
  Net assets, end of year (000)                    $    513,752    $    389,161    $    200,025    $    112,052    $    112,299
  Portfolio turnover rate                                 52.24%          21.92%          36.39%          79.39%         103.11%
===============================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

ALL VALUE FUND

                                                                       YEAR ENDED 10/31                         8/15/2001(c)
                                                   --------------------------------------------------------          TO
                                                      2005           2004            2003           2002         10/31/2001
PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD               $    11.12     $     9.88      $     8.19     $     9.83     $      10.85
                                                   ==========     ==========      ==========     ==========     ============

Investment operations:
  Net investment income(a)                                .06            .05             .01              -(e)             -(e)
  Net realized and unrealized gain (loss)                1.05           1.30            1.86           (.66)           (1.02)
                                                   ----------     ----------      ----------     ----------     ------------
    Total from investment operations                     1.11           1.35            1.87           (.66)           (1.02)
                                                   ----------     ----------      ----------     ----------     ------------

Distributions to shareholders from:
  Net investment income                                  (.07)          (.01)              -           (.05)               -
  Net realized gain                                      (.11)          (.10)           (.18)          (.93)               -
                                                   ----------     ----------      ----------     ----------     ------------
    Total distributions                                  (.18)          (.11)           (.18)          (.98)               -
                                                   ----------     ----------      ----------     ----------     ------------
NET ASSET VALUE, END OF PERIOD                     $    12.05     $    11.12      $     9.88     $     8.19     $       9.83
                                                   ==========     ==========      ==========     ==========     ============

Total Return(b)                                         10.09%         13.71%          23.30%         (8.04)%          (9.40)%(d)

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense
    reductions                                           1.26%          1.32%+          1.45%          1.48%             .31%(d)
  Expenses, excluding expense
    reductions                                           1.26%          1.32%+          1.45%          1.48%             .31%(d)
  Net investment income (loss)                            .47%           .45%+           .18%           .07%            (.01)%(d)

                                                                       YEAR ENDED 10/31                         8/15/2001(c)
                                                   --------------------------------------------------------          TO
SUPPLEMENTAL DATA:                                    2005           2004            2003           2002         10/31/2001
============================================================================================================================
  Net assets, end of period (000)                  $   13,279     $    4,895      $    1,280     $      368     $          1
  Portfolio turnover rate                               52.24%         21.92%          36.39%         79.39%          103.11%
============================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (CONCLUDED)
ALL VALUE FUND

                                                          YEAR ENDED              3/31/2003(c)
                                                   -------------------------           TO
                                                      2005           2004          10/31/2003
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD               $    11.22     $     9.95      $       7.83
                                                   ==========     ==========      ============

Investment operations:
  Net investment income(a)                                .12            .10               .03
  Net realized and unrealized gain                       1.06           1.30              2.09
                                                   ----------     ----------      ------------
    Total from investment operations                     1.18           1.40              2.12
                                                   ----------     ----------      ------------

Distributions to shareholders from:
  Net investment income                                  (.10)          (.03)                -
  Net realized gain                                      (.11)          (.10)                -
                                                   ----------     ----------      ------------
    Total distributions                                  (.21)          (.13)                -
                                                   ----------     ----------      ------------
NET ASSET VALUE, END OF PERIOD                     $    12.19     $    11.22      $       9.95
                                                   ==========     ==========      ============

Total Return(b)                                         10.61%         14.18%            27.08%(d)

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions                  .81%           .87%+            1.00%(d)+
  Expenses, excluding expense reductions                  .81%           .87%+            1.00%(d)+
  Net investment income                                   .97%           .90%+             .63%(d)+

                                                          YEAR ENDED              3/31/2003(c)
                                                   -------------------------           TO
SUPPLEMENTAL DATA:                                    2005           2004          10/31/2003
==============================================================================================
  Net assets, end of period (000)                  $    2,645     $    1,750      $         13
  Portfolio turnover rate                               52.24%         21.92%            36.39%
==============================================================================================

+   The ratios have been determined on a Fund basis.
(a) Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c) Commencement of offering of class shares.
(d) Not annualized.
(e) Amount represents less than $.01.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
ALPHA STRATEGY FUND

                                                                                 YEAR ENDED 10/31
                                                   ----------------------------------------------------------------------------
                                                       2005            2004            2003            2002            2001
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                 $      15.96    $      14.38    $      10.62    $      12.96    $      17.46
                                                   ============    ============    ============    ============    ============

Investment operations:
  Net investment income (loss)(b)                          (.01)            .10             .02            (.05)           (.05)
  Net realized and unrealized gain (loss)                  3.26            1.48            3.83           (1.70)          (3.82)
                                                   ------------    ------------    ------------    ------------    ------------
    Total from investment operations                       3.25            1.58            3.85           (1.75)          (3.87)
                                                   ------------    ------------    ------------    ------------    ------------

Distributions to shareholders from:
  Net investment income                                    (.10)              -               -               -            (.30)
  Net realized gain                                           -               -            (.09)           (.59)           (.33)
                                                   ------------    ------------    ------------    ------------    ------------
    Total distributions                                    (.10)              -            (.09)           (.59)           (.63)
                                                   ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF YEAR                       $      19.11    $      15.96    $      14.38    $      10.62    $      12.96
                                                   ============    ============    ============    ============    ============

Total Return(c)                                           20.46%          10.99%          36.59%         (14.41)%        (22.67)%

RATIOS TO AVERAGE NET ASSETS:*
  Expenses, including expense
    reductions and expenses assumed
    and waived                                              .35%            .36%            .39%            .37%            .36%
  Expenses, excluding expense
    reductions and expenses assumed
    and waived                                              .83%           1.03%           1.45%           1.37%           1.34%
  Net investment income (loss)                             (.08)%           .63%            .13%           (.34)%          (.32)%

                                                                                 YEAR ENDED 10/31
                                                   ----------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                     2005            2004            2003            2002            2001
===============================================================================================================================
  Net assets, end of year (000)                    $     90,641    $     69,957    $     62,383    $     53,121    $     70,785
  Portfolio turnover rate                                  6.94%           2.59%           2.47%           1.75%          15.34%
===============================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA STRATEGY FUND

                                                                                 YEAR ENDED 10/31
                                                   ----------------------------------------------------------------------------
                                                       2005            2004            2003            2002            2001
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                 $      15.46    $      14.02    $      10.43    $      12.81    $      17.27
                                                   ============    ============    ============    ============    ============

Investment operations:
  Net investment income (loss)(b)                          (.12)            .01            (.06)           (.12)           (.14)
  Net realized and unrealized gain (loss)                  3.17            1.43            3.74           (1.67)          (3.79)
                                                   ------------    ------------    ------------    ------------    ------------
    Total from investment operations                       3.05            1.44            3.68           (1.79)          (3.93)
                                                   ------------    ------------    ------------    ------------    ------------

Distributions to shareholders from:
  Net investment income                                       -               -               -               -            (.20)
  Net realized gain                                           -               -            (.09)           (.59)           (.33)
                                                   ------------    ------------    ------------    ------------    ------------
    Total distributions                                       -               -            (.09)           (.59)           (.53)
                                                   ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF YEAR                       $      18.51    $      15.46    $      14.02    $      10.43    $      12.81
                                                   ============    ============    ============    ============    ============

Total Return(c)                                           19.73%          10.27%          35.62%         (14.91)%        (23.21)%

RATIOS TO AVERAGE NET ASSETS:*
  Expenses, including expense
    reductions and expenses assumed
    and waived                                             1.00%           1.01%           1.04%           1.00%           1.00%
  Expenses, excluding expense
    reductions and expenses assumed
    and waived                                             1.47%           1.68%           2.10%           2.00%           1.98%
  Net investment income (loss)                             (.71)%           .03%           (.52)%          (.97)%          (.96)%

                                                                                 YEAR ENDED 10/31
                                                   ----------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                     2005            2004            2003            2002            2001
===============================================================================================================================
  Net assets, end of year (000)                    $     45,179    $     41,771    $     42,342    $     35,661    $     50,377
  Portfolio turnover rate                                  6.94%           2.59%           2.47%           1.75%          15.34%
===============================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA STRATEGY FUND

                                                                                 YEAR ENDED 10/31
                                                   ----------------------------------------------------------------------------
                                                       2005            2004            2003            2002            2001
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                 $      15.46    $      14.02    $      10.43    $      12.80    $      17.25
                                                   ============    ============    ============    ============    ============

Investment operations:
  Net investment income (loss)(b)                          (.12)            .01            (.06)           (.10)           (.14)
  Net realized and unrealized gain (loss)                  3.17            1.43            3.74           (1.68)          (3.78)
                                                   ------------    ------------    ------------    ------------    ------------
    Total from investment operations                       3.05            1.44            3.68           (1.78)          (3.92)
                                                   ------------    ------------    ------------    ------------    ------------

Distributions to shareholders from:
  Net investment income                                       -               -               -               -            (.20)
  Net realized gain                                           -               -            (.09)           (.59)           (.33)
                                                   ------------    ------------    ------------    ------------    ------------
    Total distributions                                       -               -            (.09)           (.59)           (.53)
                                                   ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF YEAR                       $      18.51    $      15.46    $      14.02    $      10.43    $      12.80
                                                   ============    ============    ============    ============    ============

Total Return(c)                                           19.73%          10.27%          35.62%         (14.77)%        (23.25)%

RATIOS TO AVERAGE NET ASSETS:*
  Expenses, including expense
    reductions and expenses assumed
    and waived                                             1.00%           1.01%           1.04%            .89%           1.00%
  Expenses, excluding expense
    reductions and expenses assumed
    and waived                                             1.47%           1.68%           2.10%           1.89%           1.98%
  Net investment income (loss)                             (.71)%           .03%           (.52)%          (.86)%          (.97)%

                                                                                 YEAR ENDED 10/31
                                                   ----------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                     2005            2004            2003            2002            2001
===============================================================================================================================
  Net assets, end of year (000)                    $     29,998    $     27,701    $     28,970    $     24,690    $     35,395
  Portfolio turnover rate                                  6.94%           2.59%           2.47%           1.75%          15.34%
===============================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (CONCLUDED)
ALPHA STRATEGY FUND

                                                                  10/20/2004(a)
                                                   YEAR ENDED          TO
                                                   10/31/2005      10/31/2004
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD               $    15.96     $       15.65
                                                   ==========     =============

Investment operations:
  Net investment income(b)                                .05                 -(e)
  Net realized and unrealized gain                       3.27               .31
                                                   ----------     -------------
    Total from investment operations                     3.32               .31
                                                   ----------     -------------

Distributions to shareholders from:
  Net investment income                                  (.16)                -
                                                   ----------     -------------
NET ASSET VALUE, END OF PERIOD                     $    19.12     $       15.96
                                                   ==========     =============

Total Return(c)                                         20.91%             2.18%(d)

RATIOS TO AVERAGE NET ASSETS:*
  Expenses, including expense reductions and
    expenses assumed and waived                           .00%              .00%(d)
  Expenses, excluding expense reductions and
    expenses assumed and waived                           .48%              .00%(d)
  Net investment income                                   .27%              .00%(d)(f)

                                                                  10/20/2004(a)
                                                   YEAR ENDED          TO
SUPPLEMENTAL DATA:                                 10/31/2005      10/31/2004
===============================================================================
  Net assets, end of period (000)                  $      539     $         398
  Portfolio turnover rate                                6.94%             2.59%
===============================================================================

*   Does not include expenses of the Underlying Funds in which the Fund invests.
(a) Commencement of offering of class shares.
(b) Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d) Not annualized.
(e) Amount is less than $.01.
(f) Amount is less than .01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
INTERNATIONAL CORE EQUITY FUND

                                                                  12/15/2003(a)
                                                   YEAR ENDED          TO
                                                   10/31/2005      10/31/2004
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD               $    10.42     $       10.00
                                                   ==========     =============

  Unrealized appreciation on investments                                    .15
                                                                  -------------
NET ASSET VALUE ON SEC EFFECTIVE DATE                             $       10.15
                                                                  =============

Investment operations:
  Net investment income(b)                                .09               .04
  Net realized and unrealized gain                       1.87               .23
                                                   ----------     -------------
    Total from investment operations                     1.96               .27
                                                   ----------     -------------

Distributions to shareholders from:
  Net investment income                                  (.01)                -
  Net realized gain                                         -                 -
                                                   ----------     -------------
    Total distributions                                  (.01)                -
                                                   ----------     -------------
NET ASSET VALUE, END OF PERIOD                     $    12.37     $       10.42
                                                   ==========     =============

Total Return(c)                                                            1.50%(d)(e)

Total Return(c)                                         18.80%             2.66%(d)(f)

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions and
    expenses assumed                                     1.66%             1.50%(d)
  Expenses, excluding expense reductions and
    expenses assumed                                     1.66%             2.13%(d)
  Net investment income                                   .79%              .40%(d)

                                                                  12/15/2003(a)
                                                   YEAR ENDED          TO
SUPPLEMENTAL DATA:                                 10/31/2005       10/31/2004
===============================================================================
  Net assets, end of period (000)                  $  235,563     $      58,484
  Portfolio turnover rate                              100.87%           142.16%
===============================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL CORE EQUITY FUND

                                                                 12/15/2003(a)
                                                   YEAR ENDED         TO
                                                   10/31/2005      10/31/2004
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD               $    10.36    $       10.00
                                                   ==========    =============

  Unrealized appreciation on investments                                   .15
                                                                 -------------
NET ASSET VALUE ON SEC EFFECTIVE DATE                            $       10.15
                                                                 =============

Investment operations:
  Net investment income (loss)(b)                         .03             (.01)
  Net realized and unrealized gain                       1.85              .22
                                                   ----------    -------------
    Total from investment operations                     1.88              .21
                                                   ----------    -------------
NET ASSET VALUE, END OF PERIOD                     $    12.24    $       10.36
                                                   ==========    =============

Total Return(c)                                                           1.50%(d)(e)

Total Return(c)                                         18.15%            2.07%(d)(f)

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions and
    expenses assumed                                     2.30%            2.04%(d)
  Expenses, excluding expense reductions and
    expenses assumed                                     2.30%            2.67%(d)
  Net investment income (loss)                            .22%            (.14)%(d)

                                                                 12/15/2003(a)
                                                   YEAR ENDED         TO
SUPPLEMENTAL DATA:                                 10/31/2005      10/31/2004
==============================================================================
  Net assets, end of period (000)                  $   17,472    $       2,937
  Portfolio turnover rate                              100.87%          142.16%
==============================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL CORE EQUITY FUND

                                                                 12/15/2003(a)
                                                   YEAR ENDED         TO
                                                   10/31/2005      10/31/2004
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD               $    10.37    $       10.00
                                                   ==========    =============

  Unrealized appreciation on investments                                   .15
                                                                 -------------
NET ASSET VALUE ON SEC EFFECTIVE DATE                            $       10.15
                                                                 =============

Investment operations:
  Net investment income (loss)(b)                         .02             (.01)
  Net realized and unrealized gain                       1.85              .23
                                                   ----------    -------------
    Total from investment operations                     1.87              .22
                                                   ----------    -------------
NET ASSET VALUE, END OF PERIOD                     $    12.24    $       10.37
                                                   ==========    =============

Total Return(c)                                                           1.50%(d)(e)

Total Return(c)                                         18.03%            2.17%(d)(f)

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions and
    expenses assumed                                     2.30%            2.04%(d)
  Expenses, excluding expense reductions and
    expenses assumed                                     2.30%            2.67%(d)
  Net investment income (loss)                            .19%            (.14)%(d)

                                                                 12/15/2003(a)
                                                   YEAR ENDED         TO
SUPPLEMENTAL DATA:                                 10/31/2005      10/31/2004
==============================================================================
  Net assets, end of period (000)                  $   44,240    $       9,291
  Portfolio turnover rate                              100.87%          142.16%
==============================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL CORE EQUITY FUND

                                                                 12/15/2003(a)
                                                   YEAR ENDED         TO
                                                   10/31/2005      10/31/2004
PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD               $    10.41    $       10.00
                                                   ==========    =============

  Unrealized appreciation on investments                                   .15
                                                                 -------------
NET ASSET VALUE ON SEC EFFECTIVE DATE                            $       10.15
                                                                 =============

Investment operations:
  Net investment income(b)                                .07              .04
  Net realized and unrealized gain                       1.88              .22
                                                   ----------    -------------
    Total from investment operations                     1.95              .26
                                                   ----------    -------------
NET ASSET VALUE, END OF PERIOD                     $    12.36    $       10.41
                                                   ==========    =============

Total Return(c)                                                           1.50%(d)(e)

Total Return(c)                                         18.73%            2.56%(d)(f)

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions and
    expenses assumed                                     1.71%            1.55%(d)+
  Expenses, excluding expense reductions and
    expenses assumed                                     1.71%            2.18%(d)+
  Net investment income                                   .63%             .35%(d)+

                                                                 12/15/2003(a)
                                                   YEAR ENDED         TO
SUPPLEMENTAL DATA:                                 10/31/2005      10/31/2004
==============================================================================
  Net assets, end of period (000)                  $       16    $          11
  Portfolio turnover rate                              100.87%          142.16%
==============================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (CONCLUDED)
INTERNATIONAL CORE EQUITY FUND

                                                                  12/15/2003(a)
                                                   YEAR ENDED          TO
                                                   10/31/2005       10/31/2004
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD               $    10.45     $       10.00
                                                   ==========     =============

  Unrealized appreciation on investments                                    .15
                                                                  -------------
NET ASSET VALUE ON SEC EFFECTIVE DATE                             $       10.15
                                                                  =============

Investment operations:
  Net investment income(b)                                .12               .08
  Net realized and unrealized gain                       1.89               .22
                                                   ----------     -------------
    Total from investment operations                     2.01               .30
                                                   ----------     -------------

Distributions to shareholders from:
  Net investment income                                  (.03)                -
                                                   ----------     -------------
NET ASSET VALUE, END OF PERIOD                     $    12.43     $       10.45
                                                   ==========     =============

Total Return(c)                                                            1.50%(d)(e)

Total Return(c)                                         19.23%             2.96%(d)(f)

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions and
    expenses assumed                                     1.30%             1.16%(d)
  Expenses, excluding expense reductions and
    expenses assumed                                     1.30%             1.79%(d)
  Net investment income                                  1.01%              .74%(d)

                                                                  12/15/2003(a)
                                                   YEAR ENDED          TO
SUPPLEMENTAL DATA:                                 10/31/2005       10/31/2004
===============================================================================
  Net assets, end of period (000)                  $   11,952     $       3,091
  Portfolio turnover rate                              100.87%           142.16%
===============================================================================

+   The ratios have been determined on a Fund basis.
(a) Commencement of investment operations is December 15, 2003; SEC effective date is December 31, 2003; date shares became available to the public is January 2, 2004.
(b) Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d) Not annualized.
(e) Total return is for the period 12/15/2003 through 12/31/2003.
(f) Total return is for the period 12/31/2003 through 10/31/2004.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
INTERNATIONAL OPPORTUNITIES FUND

                                                                                 YEAR ENDED 10/31
                                                   ----------------------------------------------------------------------------
                                                       2005            2004            2003            2002            2001
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                 $       9.61    $       8.41    $       6.29    $       7.78    $      14.48
                                                   ============    ============    ============    ============    ============

Investment operations:
  Net investment income (loss)(a)                          (.01)            .02             .08             .03            (.06)
  Net realized and unrealized gain (loss)                  2.37            1.33            2.09           (1.52)          (6.56)
                                                   ------------    ------------    ------------    ------------    ------------
    Total from investment operations                       2.36            1.35            2.17           (1.49)          (6.62)
                                                   ------------    ------------    ------------    ------------    ------------

Distributions to shareholders from:
  Net investment income                                       -            (.15)           (.05)              -               -
  Net realized gain                                           -               -               -               -            (.08)
                                                   ------------    ------------    ------------    ------------    ------------
    Total distributions                                       -            (.15)           (.05)              -            (.08)
                                                   ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF YEAR                       $      11.97    $       9.61    $       8.41    $       6.29    $       7.78
                                                   ============    ============    ============    ============    ============

Total Return(b)                                           24.56%          16.31%          35.07%         (19.16)%        (45.92)%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense
    reductions                                             1.74%           1.83%           2.11%           1.89%           2.07%
  Expenses, excluding expense
    reductions                                             1.74%           1.83%           2.11%           1.89%           2.08%
  Net investment income (loss)                             (.11)%           .26%           1.11%            .50%           (.55)%

                                                                                 YEAR ENDED 10/31
                                                   ----------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                     2005            2004            2003            2002            2001
===============================================================================================================================
  Net assets, end of year (000)                    $     89,402    $     67,314    $     55,230    $     44,975    $     71,591
  Portfolio turnover rate                                 78.65%          75.56%          72.36%          82.38%          65.26%
===============================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL OPPORTUNITIES FUND

                                                                                 YEAR ENDED 10/31
                                                   ----------------------------------------------------------------------------
                                                       2005            2004            2003            2002            2001
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                 $       9.37    $       8.20    $       6.13    $       7.65    $      14.31
                                                   ============    ============    ============    ============    ============

Investment operations:
  Net investment income (loss)(a)                          (.08)           (.04)            .03            (.02)           (.11)
  Net realized and unrealized gain (loss)                  2.30            1.30            2.05           (1.50)          (6.47)
                                                   ------------    ------------    ------------    ------------    ------------
    Total from investment operations                       2.22            1.26            2.08           (1.52)          (6.58)
                                                   ------------    ------------    ------------    ------------    ------------

Distributions to shareholders from:
  Net investment income                                       -            (.09)           (.01)              -               -
  Net realized gain                                           -               -               -               -            (.08)
                                                   ------------    ------------    ------------    ------------    ------------
    Total distributions                                       -            (.09)           (.01)              -            (.08)
                                                   ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF YEAR                       $      11.59    $       9.37    $       8.20    $       6.13    $       7.65
                                                   ============    ============    ============    ============    ============

Total Return(b)                                           23.69%          15.61%          33.89%         (19.87)%        (46.19)%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense
    reductions                                             2.38%           2.48%           2.73%           2.69%           2.59%
  Expenses, excluding expense
    reductions                                             2.39%           2.48%           2.73%           2.69%           2.60%
  Net investment income (loss)                             (.76)%          (.39)%           .49%           (.30)%         (1.07)%

                                                                                 YEAR ENDED 10/31
                                                   ----------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                     2005            2004            2003            2002            2001
===============================================================================================================================
  Net assets, end of year (000)                    $     27,115    $     21,962    $     17,978    $     13,174    $     17,743
  Portfolio turnover rate                                 78.65%          75.56%          72.36%          82.38%          65.26%
===============================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL OPPORTUNITIES FUND

                                                                                 YEAR ENDED 10/31
                                                   ----------------------------------------------------------------------------
                                                       2005            2004            2003            2002            2001
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                 $       9.32    $       8.19    $       6.12    $       7.61    $      14.30
                                                   ============    ============    ============    ============    ============

Investment operations:
  Net investment income (loss)(a)                          (.08)           (.04)            .07               -(c)        (.13)
  Net realized and unrealized gain (loss)                  2.30            1.30            2.04           (1.49)          (6.48)
                                                   ------------    ------------    ------------    ------------    ------------
    Total from investment operations                       2.22            1.26            2.11           (1.49)          (6.61)
                                                   ------------    ------------    ------------    ------------    ------------

Distributions to shareholders from:
  Net investment income                                       -            (.13)           (.04)              -               -
  Net realized gain                                           -               -               -               -            (.08)
                                                   ------------    ------------    ------------    ------------    ------------
    Total distributions                                       -            (.13)           (.04)              -            (.08)
                                                   ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF YEAR                       $      11.54    $       9.32    $       8.19    $       6.12    $       7.61
                                                   ============    ============    ============    ============    ============

Total Return(b)                                           23.82%          15.61%          34.67%         (19.58)%        (46.43)%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense
    reductions                                             2.38%           2.48%           2.73%           2.36%           2.83%
  Expenses, excluding expense
    reductions                                             2.39%           2.48%           2.73%           2.36%           2.84%
  Net investment income (loss)                             (.75)%          (.39)%           .99%            .03%          (1.32)%

                                                                                 YEAR ENDED 10/31
                                                   ----------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                     2005            2004            2003            2002            2001
===============================================================================================================================
  Net assets, end of year (000)                    $     17,621    $     12,766    $     10,323    $      7,823    $     11,399
  Portfolio turnover rate                                 78.65%          75.56%          72.36%          82.38%          65.26%
===============================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL OPPORTUNITIES FUND

                                                                                  YEAR ENDED 10/31
                                                   ------------------------------------------------------------------------------
                                                       2005            2004             2003             2002           2001
PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                 $       9.71    $       8.47     $       6.31     $       7.82    $      14.51
                                                   ============    ============     ============     ============    ============

Investment operations:
  Net investment income (loss)(a)                          (.01)            .01              .10              .03            (.06)
  Net realized and unrealized gain (loss)                  2.41            1.35             2.10            (1.54)          (6.55)
                                                   ------------    ------------     ------------     ------------    ------------
    Total from investment operations                       2.40            1.36             2.20            (1.51)          (6.61)
                                                   ------------    ------------     ------------     ------------    ------------

Distributions to shareholders from:
  Net investment income                                       -            (.12)            (.04)               -               -
  Net realized gain                                           -               -                -                -            (.08)
                                                   ------------    ------------     ------------     ------------    ------------
    Total distributions                                       -            (.12)            (.04)               -            (.08)
                                                   ------------    ------------     ------------     ------------    ------------
NET ASSET VALUE, END OF YEAR                       $      12.11    $       9.71     $       8.47     $       6.31    $       7.82
                                                   ============    ============     ============     ============    ============

Total Return(b)                                           24.72%          16.37%           35.17%          (19.31)%        (45.75)%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense
    reductions                                             1.69%           1.93%+           2.18%+           2.14%           2.04%
  Expenses, excluding expense
    reductions                                             1.69%           1.93%+           2.18%+           2.14%           2.05%
  Net investment income (loss)                             (.06)%           .16%+           1.00%+            .25%           (.55)%

                                                                                  YEAR ENDED 10/31
                                                   ------------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                     2005            2004             2003             2002            2001
=================================================================================================================================
  Net assets, end of year (000)                    $          3    $          1     $          1     $          1    $          1
  Portfolio turnover rate                                 78.65%          75.56%           72.36%           82.38%          65.26%
=================================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (CONCLUDED)
INTERNATIONAL OPPORTUNITIES FUND

                                                                                 YEAR ENDED 10/31
                                                   ----------------------------------------------------------------------------
                                                       2005            2004            2003            2002            2001
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                 $       9.77    $       8.53    $       6.39    $       7.90    $      14.61
                                                   ============    ============    ============    ============    ============

Investment operations:
  Net investment income (loss)(a)                           .02             .06             .10             .06            (.01)
  Net realized and unrealized gain (loss)                  2.43            1.34            2.12           (1.57)          (6.62)
                                                   ------------    ------------    ------------    ------------    ------------
    Total from investment operations                       2.45            1.40            2.22           (1.51)          (6.63)
                                                   ------------    ------------    ------------    ------------    ------------

Distributions to shareholders from:
  Net investment income                                    (.01)           (.16)           (.08)              -               -
  Net realized gain                                           -               -               -               -            (.08)
                                                   ------------    ------------    ------------    ------------    ------------
    Total distributions                                    (.01)           (.16)           (.08)              -            (.08)
                                                   ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF YEAR                       $      12.21    $       9.77    $       8.53    $       6.39    $       7.90
                                                   ============    ============    ============    ============    ============

Total Return(b)                                           25.06%          16.73%          35.22%         (19.11)%        (45.58)%

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense
    reductions                                             1.38%           1.48%           1.74%           1.69%           1.59%
  Expenses, excluding expense
    reductions                                             1.39%           1.48%           1.74%           1.69%           1.60%
  Net investment income (loss)                              .22%            .61%           1.47%            .70%           (.06)%

                                                                                 YEAR ENDED 10/31
                                                   ----------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                     2005            2004            2003            2002            2001
===============================================================================================================================
  Net assets, end of year (000)                    $     67,574    $     57,143    $     53,237    $     45,748    $     60,227
  Portfolio turnover rate                                 78.65%          75.56%          72.36%          82.38%          65.26%
===============================================================================================================================

+   The ratios have been determined on a Fund basis.
(a) Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c) Amount is less than $.01.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
LARGE-CAP VALUE FUND

                                                           YEAR ENDED            6/23/2003(a)
                                                   -------------------------           TO
                                                      2005           2004          10/31/2003
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD               $    11.80     $    10.73     $       10.00
                                                   ==========     ==========     =============

  Unrealized depreciation on investments                                                  (.10)
                                                                                 -------------
NET ASSET VALUE ON SEC EFFECTIVE DATE, JUNE 30,
  2003                                                                           $        9.90
                                                                                 =============

Investment operations:
  Net investment income(b)                                .14            .09               .03
  Net realized and unrealized gain                        .71           1.05               .80
                                                   ----------     ----------     -------------
    Total from investment operations                      .85           1.14               .83
                                                   ----------     ----------     -------------

Distributions to shareholders from:
  Net investment income                                  (.11)          (.07)                -
  Net realized gain                                      (.16)             -                 -
                                                   ----------     ----------     -------------
    Total distributions                                  (.27)          (.07)                -
                                                   ----------     ----------     -------------
NET ASSET VALUE, END OF PERIOD                     $    12.38     $    11.80     $       10.73
                                                   ==========     ==========     =============

Total Return(c)                                                                          (1.00)%(d)(e)

Total Return(c)                                          7.23%         10.74%             8.38%(d)(f)

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions and
    expenses assumed                                      .95%           .95%              .33%(d)+
  Expenses, excluding expense reductions and
    expenses assumed                                     1.50%          2.59%             7.12%(d)+
  Net investment income                                  1.14%           .75%              .27%(d)+

                                                           YEAR ENDED             6/23/2003(a)
                                                   -------------------------           TO
SUPPLEMENTAL DATA:                                    2005           2004          10/31/2003
==============================================================================================
  Net assets, end of period (000)                  $   13,763     $   10,102     $       2,271
  Portfolio turnover rate                               54.12%         30.53%             8.87%
==============================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

LARGE-CAP VALUE FUND

                                                           YEAR ENDED            6/23/2003(a)
                                                   -------------------------          TO
                                                      2005           2004          10/31/2003
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD               $    11.67     $    10.68     $       10.00
                                                   ==========     ==========     =============

  Unrealized depreciation on investments                                                  (.11)
                                                                                 -------------
NET ASSET VALUE ON SEC EFFECTIVE DATE, JUNE 30,
  2003                                                                           $        9.89
                                                                                 =============

Investment operations:
  Net investment income(b)                                .06            .01                 -(g)
  Net realized and unrealized gain                        .69           1.05               .79
                                                   ----------     ----------     -------------
    Total from investment operations                      .75           1.06               .79
                                                   ----------     ----------     -------------

Distributions to shareholders from:
  Net investment income                                  (.07)          (.07)                -
  Net realized gain                                      (.16)             -                 -
                                                   ----------     ----------     -------------
    Total distributions                                  (.23)          (.07)                -
                                                   ----------     ----------     -------------
NET ASSET VALUE, END OF PERIOD                     $    12.19     $    11.67     $       10.68
                                                   ==========     ==========     =============

Total Return(c)                                                                          (1.10)%(d)(e)

Total Return(c)                                          6.49%         10.02%             7.99%(d)(f)

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions and
    expenses assumed                                     1.60%          1.60%              .56%(d)+
  Expenses, excluding expense reductions and
    expenses assumed                                     2.11%          3.24%             7.35%(d)+
  Net investment income                                   .49%           .10%              .04%(d)+

                                                           YEAR ENDED            6/23/2003(a)
                                                   -------------------------          TO
SUPPLEMENTAL DATA:                                    2005           2004          10/31/2003
==============================================================================================
  Net assets, end of period (000)                  $    1,749     $    1,445     $         111
  Portfolio turnover rate                               54.12%         30.53%             8.87%
==============================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

LARGE-CAP VALUE FUND

                                                           YEAR ENDED            6/23/2003(a)
                                                   -------------------------          TO
                                                      2005           2004          10/31/2003
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD               $    11.69     $    10.69     $       10.00
                                                   ==========     ==========     =============

  Unrealized depreciation on investments                                                  (.11)
                                                                                 -------------
NET ASSET VALUE ON SEC EFFECTIVE DATE, JUNE 30,
  2003                                                                           $        9.89
                                                                                 =============

Investment operations:
  Net investment income(b)                                .06            .01                 -(g)
  Net realized and unrealized gain                        .70           1.06               .80
                                                   ----------     ----------     -------------
    Total from investment operations                      .76           1.07               .80
                                                   ----------     ----------     -------------

Distributions to shareholders from:
  Net investment income                                  (.09)          (.07)                -
  Net realized gain                                      (.16)             -                 -
                                                   ----------     ----------     -------------
    Total distributions                                  (.25)          (.07)                -
                                                   ----------     ----------     -------------
NET ASSET VALUE, END OF PERIOD                     $    12.20     $    11.69     $       10.69
                                                   ==========     ==========     =============

Total Return(c)                                                                          (1.10)%(d)(e)

Total Return(c)                                          6.50%         10.07%             8.09%(d)(f)

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions and
    expenses assumed                                     1.60%          1.60%              .56%(d)+
  Expenses, excluding expense reductions and
    expenses assumed                                     2.18%          3.24%             7.35%(d)+
  Net investment income                                   .46%           .10%              .04%(d)+

                                                           YEAR ENDED            6/23/2003(a)
                                                   -------------------------          TO
SUPPLEMENTAL DATA:                                    2005           2004          10/31/2003
==============================================================================================
  Net assets, end of period (000)                  $    3,155     $    1,490     $         148
  Portfolio turnover rate                               54.12%         30.53%             8.87%
==============================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

LARGE-CAP VALUE FUND

                                                           YEAR ENDED            6/23/2003(a)
                                                   -------------------------          TO
                                                      2005           2004          10/31/2003
PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD               $    11.80     $    10.73     $       10.00
                                                   ==========     ==========     =============

  Unrealized depreciation on investments                                                  (.10)
                                                                                 -------------
NET ASSET VALUE ON SEC EFFECTIVE DATE, JUNE 30,
  2003                                                                           $        9.90
                                                                                 =============

Investment operations:
  Net investment income(b)                                .13            .07               .02
  Net realized and unrealized gain                        .70           1.07               .81
                                                   ----------     ----------     -------------
    Total from investment operations                      .83           1.14               .83
                                                   ----------     ----------     -------------

Distributions to shareholders from:
  Net investment income                                  (.09)          (.07)                -
  Net realized gain                                      (.16)             -                 -
                                                   ----------     ----------     -------------
    Total distributions                                  (.25)          (.07)                -
                                                   ----------     ----------     -------------
NET ASSET VALUE, END OF PERIOD                     $    12.38     $    11.80     $       10.73
                                                   ==========     ==========     =============

Total Return(c)                                                                          (1.00)%(d)(e)

Total Return(c)                                          7.07%         10.65%             8.38%(d)(f)

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions and
    expenses assumed                                     1.05%          1.05%              .37%(d)+
  Expenses, excluding expense reductions and
    expenses assumed                                     1.52%          2.69%             7.16%(d)+
  Net investment income                                  1.06%           .65%              .23%(d)+

                                                           YEAR ENDED            6/23/2003(a)
                                                   -------------------------          TO
SUPPLEMENTAL DATA:                                    2005           2004          10/31/2003
==============================================================================================
  Net assets, end of period (000)                  $       13     $       12     $          11
  Portfolio turnover rate                               54.12%         30.53%             8.87%
==============================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (CONCLUDED)
LARGE-CAP VALUE FUND

                                                           YEAR ENDED            6/23/2003(a)
                                                   -------------------------          TO
                                                      2005           2004          10/31/2003
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD               $    11.85     $    10.75     $       10.00
                                                   ==========     ==========     =============

  Unrealized depreciation on investments                                                  (.10)
                                                                                 -------------
NET ASSET VALUE ON SEC EFFECTIVE DATE, JUNE 30,
  2003                                                                           $        9.90
                                                                                 =============

Investment operations:
  Net investment income(b)                                .17            .13               .04
  Net realized and unrealized gain                        .72           1.05               .81
                                                   ----------     ----------     -------------
    Total from investment operations                      .89           1.18               .85
                                                   ----------     ----------     -------------

Distributions to shareholders from:
  Net investment income                                  (.14)          (.08)                -
  Net realized gain                                      (.16)             -                 -
                                                   ----------     ----------     -------------
    Total distributions                                  (.30)          (.08)                -
                                                   ----------     ----------     -------------
NET ASSET VALUE, END OF PERIOD                     $    12.44     $    11.85     $       10.75
                                                   ==========     ==========     =============

Total Return(c)                                                                          (1.00)%(d)(e)

Total Return(c)                                          7.58%         11.09%             8.59%(d)(f)

RATIOS TO AVERAGE NET ASSETS:
  Expenses, including expense reductions and
    expenses assumed                                      .60%           .60%              .21%(d)+
  Expenses, excluding expense reductions and
    expenses assumed                                     1.18%          2.24%             7.00%(d)+
  Net investment income                                  1.37%          1.10%              .39%(d)+

                                                           YEAR ENDED            6/23/2003(a)
                                                   -------------------------          TO
SUPPLEMENTAL DATA:                                    2005           2004          10/31/2003
==============================================================================================
  Net assets, end of period (000)                  $   19,576     $    2,043     $          11
  Portfolio turnover rate                               54.12%         30.53%             8.87%
==============================================================================================

+   The ratios have been determined on a Fund basis.
(a) Commencement of investment operations; SEC effective date and date shares first became available to the public was 6/30/2003.
(b) Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d) Not annualized.
(e) Total return for the period 6/23/2003 through 6/30/2003.
(f) Total return for the period 6/30/2003 through 10/31/2003.
(g) Amount is less than $.01.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

Lord Abbett Securities Trust (the "Trust") is registered under the Investment Company Act of 1940 (the "Act") as a diversified open-end management investment company organized as a Delaware business trust on February 26, 1993. The Trust currently consists of seven funds. This report covers the following five funds and their respective classes (separately, a "Fund" and collectively, the "Funds"): Lord Abbett All Value Series ("All Value Fund"), Classes A, B, C, P, and Y shares; Alpha Strategy Fund ("Alpha Fund" formerly known as "Alpha Series"), Classes A, B, C, and Y shares; Lord Abbett International Core Equity Fund ("International Core Equity Fund"), Classes A, B, C, P, and Y shares; Lord Abbett International Opportunities Fund ("International Opportunities Fund"), Classes A, B, C, P, and Y shares; and Lord Abbett Large-Cap Value Fund ("Large-Cap Value Fund"), Classes A, B, C, P, and Y shares.

All Value Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value. Alpha Fund's, International Core Equity Fund's, and International Opportunities Fund's investment objective is long-term capital appreciation. Alpha Fund invests in other funds ("Underlying Funds") managed by Lord, Abbett & Co. LLC ("Lord Abbett"). Large-Cap Value Fund's investment objective is to seek a high level of total return.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the Net Asset Value ("NAV") for Class A shares. There is no front-end sales charge in the case of the Classes B, C, P, and Y shares, although there may be a contingent deferred sales charge ("CDSC") as follows: certain redemptions of Class A shares made within 24 months (12 months if shares were purchased on or after November 1, 2004) following certain purchases made without a sales charge; Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will convert to Class A shares on the eighth anniversary of the original purchase of Class B shares.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked price on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and electronic data processing techniques. Exchange-traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked price is used. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) FEDERAL TAXES-It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis. Expenses, excluding class specific expenses, are generally allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Classes A, B, C, and P shares bear all expenses and fees relating to their respective 12b-1 Distribution Plans.

(f) FOREIGN TRANSACTIONS-The books and records of International Core Equity Fund and International Opportunities Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund's records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates. The resultant exchange gains and losses are included in Net Realized Gain (Loss) on Investments and Foreign Currency Related Transactions on each Fund's Statement of Operations. Each Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g) OFFERING COSTS-Lord Abbett incurred initial offering costs on behalf of International Core Equity Fund, which were reimbursed by the Fund in the full amount thereof. Such expenses were deferred and amortized on the straight-line method over a period of one year from the commencement of investment operations.

(h) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS-International Core Equity Fund and International Opportunities Fund may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net Change in Unrealized Appreciation (Depreciation) on Investments and Translation of Assets and Liabilities Denominated in Foreign Currencies on each Fund's Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net Realized Gain (Loss) on Investments and Foreign Currency Related Transactions on each Fund's Statement of Operations. As of October 31, 2005, there were no open forward foreign currency exchange contracts outstanding.

(i) SECURITIES LENDING-Each Fund may lend securities to member banks of the Federal Reserve System and to registered broker/dealers approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Government securities in an amount at least equal to 102% of the market value of securities loaned (105% in the case of foreign securities loaned) as determined at the close of business on the preceding business day. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. Lending portfolio securities could result in a loss or delay in recovering the Fund's securities if the borrower defaults. At its October 21, 2004 meeting, the Board of Trustees voted to discontinue, as soon as practicable, the Funds' securities lending program. State Street Bank & Trust Company ("SSB") received fees of $9,676 for the year ended October 31, 2005, which are netted against Securities Lending Income on the Statement of Operations. As of October 31, 2005, there were no securities on loan.

(j) REPURCHASE AGREEMENTS-Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(k) WHEN-ISSUED OR FORWARD TRANSACTIONS-Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprises securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at a Fund's custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(l) REDEMPTION FEES-Until March 31, 2005 International Core Equity Fund and International Opportunities Fund imposed a 2.00% redemption fee of the NAV of the shares being redeemed or exchanged within ten business days or less after such shares were acquired. This did not include shares acquired through the reinvestment of dividends or other distributions or certain automatic or systematic investment, exchange or withdrawal plans. The fees were retained by each Fund and included as Paid-in Capital on the Statement of Assets and Liabilities. During the year ended October 31, 2005, the Fund's collected the following redemption fees:

     FUND                                        REDEMPTION FEES
     -----------------------------------------------------------
     International Core Equity Fund              $         1,448
     International Opportunities Fund                        199

3.   MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES

The Trust has a management agreement with Lord Abbett pursuant to which Lord Abbett supplies the Trust with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Trust's investment portfolios.

The management fees are based on average daily net assets at the following annual rates:

                                             MANAGEMENT          CONTRACTUAL
                                                   FEES               WAIVER
----------------------------------------------------------------------------
All Value Fund                                      .54%(1)                -
Alpha Fund                                          .10%                 .10%(2)
International Core Equity Fund                      .75%(3)                -
International Opportunities Fund                    .75%                   -
Large-Cap Value Fund                                .40%(4)                -

(1) The management fee for All Value Fund is based on average daily net assets at the following annual rates:

First $200 million                      .75%
Next $300 million                       .65%
Over $500 million                       .50%

(2) For the fiscal year ended October 31, 2005, Lord Abbett contractually agreed to waive its management fee.

(3) The management fee for International Core Equity Fund is based on average daily net assets at the following annual rates:

First $1 billion                        .75%
Next $1 billion                         .70%
Over $2 billion                         .65%

(4) The management fee for Large-Cap Value Fund is based on average daily net assets at the following annual rates:

First $2 billion                        .40%
Next $3 billion                        .375%
Over $5 billion                         .35%

For the fiscal year ended October 31, 2005, Lord Abbett contractually agreed to reimburse the International Core Equity Fund to the extent necessary so that each class' total annual operating expenses did not exceed the following annual rates:

CLASS         % OF AVERAGE DAILY NET ASSETS
-------------------------------------------
A                                      1.75%
B                                      2.40%
C                                      2.40%
P                                      1.85%
Y                                      1.40%

For the fiscal year ended October 31, 2005, Lord Abbett contractually agreed to reimburse the Large-Cap Value Fund to the extent necessary so that each class' total annual operating expenses did not exceed the following annual rates:

CLASS         % OF AVERAGE DAILY NET ASSETS
-------------------------------------------
A                                       .95%
B                                      1.60%
C                                      1.60%
P                                      1.05%
Y                                       .60%

Lord Abbett provides certain administrative services to the Funds pursuant to an Administrative Services Agreement at an annual rate of .04% of each Fund's average daily net assets. This fee is not charged to the Alpha Fund.

Alpha Fund has entered into a Servicing Arrangement with the Underlying Funds in which it invests (Lord Abbett Developing Growth Fund, Inc., Lord Abbett Research Fund, Inc. - Lord Abbett Small-Cap Value Fund and Lord Abbett Securities Trust - Lord Abbett International Opportunities Fund) pursuant to which each Underlying Fund will pay a portion of the expenses (excluding management fees and distribution and service fees) of Alpha Fund in proportion to the average daily value of total Underlying Fund shares owned by Alpha Fund. The expenses assumed by the Underlying Funds are reflected in Expenses Assumed by Underlying Funds on Alpha Fund's Statement of Operations.

In addition, Lord Abbett International Core Equity Fund and Lord Abbett International Opportunities Fund, along with certain other funds managed by Lord Abbett (the Underlying Funds) have entered into a Servicing Arrangement with Lord Abbett World Growth & Income Strategy Fund and Lord Abbett Alpha Strategy Fund, respectively, (the "Fund of Funds"), pursuant to which each Underlying Fund pays a portion of the expenses of the Fund of Funds in proportion to the average daily value of Underlying Fund shares owned by the Fund of Funds. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy Expense on each Fund's Statement of Operations.

12b-1 DISTRIBUTION PLANS

Each Fund has adopted a distribution plan with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEES                      CLASS A          CLASS B       CLASS C     CLASS P(2)
--------------------------------------------------------------------------------
Service                        .25%             .25%          .25%          .20%
Distribution                   .10%(1)          .75%          .75%          .25%

(1) The amount of CDSC collected by each Fund for the year ended October 31, 2005 was as follows:

                                                   CDSC COLLECTED
-----------------------------------------------------------------
All Value Fund                                     $       31,826
Alpha Fund                                                  3,553
International Core Equity Fund                             25,284
International Opportunities Fund                            2,832
Large-Cap Value Fund                                            8

(2) All Value Fund, International Core Equity Fund, International Opportunities Fund, and Large-Cap Value Fund only.

Class Y does not have a distribution plan.

COMMISSIONS

The Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the year ended October 31, 2005:

                                                    DISTRIBUTOR        DEALERS'
                                                    COMMISSIONS     CONCESSIONS
-------------------------------------------------------------------------------
All Value Fund                                     $  2,628,158   $  14,275,165
Alpha Fund                                               61,964         332,423
International Core Equity Fund                          667,498       3,570,237
International Opportunities Fund                         65,769         354,840
Large-Cap Value Fund                                     31,820         173,770

One Trustee and certain of the Trust's officers have an interest in Lord Abbett.

4.   DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid semiannually for All Value Fund, and annually for Alpha Fund, International Core Equity Fund, International Opportunities Fund, and Large-Cap Value Fund. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profits for tax purposes are reported as a tax return of capital.

The following distributions were declared on November 15, 2005, and paid on November 22, 2005 to shareholders of record on November 21, 2005:

                                       ORDINARY      SHORT-TERM        LONG-TERM
                                         INCOME    CAPITAL GAIN     CAPITAL GAIN
--------------------------------------------------------------------------------
All Value Fund                     $  8,384,888   $  19,056,501   $  158,909,525
Large-Cap Value Fund                    391,877         155,757          760,633

On December 15, 2005, distributions of $1,378,447, $7,552,491, and $2,327,384 of net investment income, short-term capital gains, and long-term capital gains, respectively, were declared by the International Core Equity Fund. The distributions were paid on December 20, 2005 to shareholders of record on December 19, 2005.

The tax character of distributions paid during the years ended October 31, 2005 and 2004 are as follows:

                                                 ALL VALUE FUND                 ALPHA FUND
---------------------------------------------------------------------------------------------------
                                            10/31/2005     10/31/2004     10/31/2005     10/31/2004
---------------------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                           $  8,710,826   $    565,404   $    458,488   $          -
Net long-term capital gains                 19,588,617      8,512,788              -              -
---------------------------------------------------------------------------------------------------
   Total distributions paid               $ 28,299,443   $  9,078,192   $    458,488   $          -
---------------------------------------------------------------------------------------------------

                                                        INTERNATIONAL                 INTERNATIONAL
                                                     CORE EQUITY FUND            OPPORTUNITIES FUND
---------------------------------------------------------------------------------------------------
                                            10/31/2005     10/31/2004     10/31/2005     10/31/2004
---------------------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                           $     62,768   $          -   $     39,769   $  2,324,486
---------------------------------------------------------------------------------------------------
   Total distributions paid               $     62,768   $          -   $     39,769   $  2,324,486
---------------------------------------------------------------------------------------------------

                                                 LARGE-CAP VALUE FUND
---------------------------------------------------------------------
                                            10/31/2005     10/31/2004
---------------------------------------------------------------------
Distributions paid from:
Ordinary income                           $    243,210   $     21,490
Net long-term capital gains                     98,180              -
---------------------------------------------------------------------
   Total distributions paid               $    341,390   $     21,490
=====================================================================

As of October 31, 2005, the components of accumulated earnings (losses) on a tax basis are as follows:

                                                           ALL VALUE FUND            ALPHA FUND
-----------------------------------------------------------------------------------------------
Undistributed ordinary income - net                      $     24,435,832    $                -
Undistributed long-term capital gains                         158,909,525                     -
-----------------------------------------------------------------------------------------------
   Total undistributed earnings                          $    183,345,357    $                -
Capital loss carryforwards*                                             -            (6,445,723)
Temporary differences                                            (249,743)              (12,602)
Unrealized gains - net                                        220,087,909            29,025,282
-----------------------------------------------------------------------------------------------
   Total accumulated earnings - net                      $    403,183,523    $       22,566,957
===============================================================================================

                                                            INTERNATIONAL         INTERNATIONAL
                                                         CORE EQUITY FUND    OPPORTUNITIES FUND
-----------------------------------------------------------------------------------------------
Undistributed ordinary income - net                      $      8,930,938    $                -
Undistributed long-term capital gains                           2,327,384                     -
-----------------------------------------------------------------------------------------------
   Total undistributed earnings                          $     11,258,322    $                -
Capital loss carryforwards*                                             -           (85,228,886)
Temporary differences                                              (7,777)              (18,928)
Unrealized gains - net                                         13,246,072            42,539,889
-----------------------------------------------------------------------------------------------
   Total accumulated earnings (losses) - net             $     24,496,617    $      (42,707,925)
===============================================================================================

                                                                LARGE-CAP
                                                               VALUE FUND
-------------------------------------------------------------------------
Undistributed ordinary income - net                      $        449,872
Undistributed long-term capital gains                             760,634
-------------------------------------------------------------------------
   Total undistributed earnings                          $      1,210,506
Temporary differences                                              (2,060)
Unrealized gains - net                                            272,354
-------------------------------------------------------------------------
   Total accumulated earnings - net                      $      1,480,800
=========================================================================

* As of October 31, 2005, the capital loss carryforwards, along with the related expiration dates, are as follows:

                                       2009          2010          2011         TOTAL
----------------------------------------------------------------------------------------
Alpha Fund                         $         -   $         -   $ 6,445,723   $ 6,445,723
International Opportunities Fund    39,350,246    37,966,698     7,911,942    85,228,886

As of October 31, 2005, the aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

                                                                            INTERNATIONAL
                                    ALL VALUE FUND          ALPHA FUND   CORE EQUITY FUND
-----------------------------------------------------------------------------------------
Tax cost                          $  2,329,921,517    $    137,613,154   $    290,350,940
-----------------------------------------------------------------------------------------
Gross unrealized gain                  277,078,644          29,025,282         20,542,314
Gross unrealized loss                  (56,990,735)                  -         (7,167,694)
-----------------------------------------------------------------------------------------
   Net unrealized security gain   $    220,087,909    $     29,025,282   $     13,374,620
=========================================================================================

                                                INTERNATIONAL
                                           OPPORTUNITIES FUND    LARGE-CAP VALUE FUND
-------------------------------------------------------------------------------------
Tax cost                                 $        156,671,838    $         37,908,516
-------------------------------------------------------------------------------------
Gross unrealized gain                              45,640,984               1,789,934
Gross unrealized loss                              (3,083,157)             (1,517,580)
-------------------------------------------------------------------------------------
   Net unrealized security gain (loss)   $         42,557,827    $            272,354
=====================================================================================

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and other temporary tax adjustments.

Permanent items identified during the year ended October 31, 2005 have been reclassified among the components of net assets based on their tax-basis treatment as follows:

                                    UNDISTRIBUTED
                                   (DISTRIBUTIONS
                                    IN EXCESS OF)       ACCUMULATED
                                   NET INVESTMENT      NET REALIZED
                                           INCOME              LOSS    PAID-IN CAPITAL
--------------------------------------------------------------------------------------
Alpha Fund                         $      569,017    $            -    $      (569,017)
International Core Equity Fund           (229,249)          229,249                  -
International Opportunities Fund          248,384           (38,696)          (209,688)
Large-Cap Value Fund                           15               (15)                 -

The permanent differences are primarily attributable to the tax treatment of tax net investment loss, foreign currency transactions and the tax treatment of certain foreign securities.

5.   PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2005 were as follows:

                                          PURCHASES              SALES
----------------------------------------------------------------------
All Value Fund                     $  1,705,261,551   $  1,150,388,041
Alpha Fund                               10,305,177         11,500,000
International Core Equity Fund          366,788,882        165,361,880
International Opportunities Fund        140,461,127        136,809,098
Large-Cap Value Fund                     31,055,645         15,203,163

There were no purchases or sales of U.S. Government securities for the year ended October 31, 2005.

6.   TRUSTEES' REMUNERATION

The Trust's officers and the one trustee who are associated with Lord Abbett do not receive any compensation from the Trust for serving in such capacities. Outside Trustees' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Trustees under which outside Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Trustees' Fees on the Statement of Operations and in Trustees' Fees Payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7.   EXPENSE REDUCTIONS

The Trust has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund's expenses.

8.   LINE OF CREDIT

All Value Fund, International Core Equity Fund, International Opportunities Fund and Large-Cap Value Fund along with certain other funds managed by Lord Abbett, have available a $200,000,000 unsecured revolving credit facility ("Facility") from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. For the period November 1, 2004 through December 9, 2004, the fee for this Facility was at an annual rate of .09%. Effective December 10, 2004, the Facility was renewed at an annual rate of .08%. At October 31, 2005, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the year ended October 31, 2005.

9.   CUSTODIAN AND ACCOUNTING AGENT

SSB is the Trust's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund's NAV.

10.  INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Funds invest.

Large company value stocks, in which All Value Fund and Large-Cap Value Fund invest, may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of a particular value stock for a long time. In addition, if a Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

In addition, although All Value Fund invests a significant portion of its assets in large-cap company stocks, it also invests in mid-cap and small-cap company stocks which may be more volatile and less liquid than large-cap stocks.

International Core Equity Fund is subject to the risks of investing in foreign securities and in the securities of large foreign companies. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls.

International Opportunities Fund is also subject to the risks of investing in foreign securities and in the securities of small-cap companies. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. Investing in small-cap companies generally involves greater risks than investing in the stocks of large-cap companies, including more volatility and less liquidity.

Alpha Fund's investments are concentrated in the Underlying Funds and, as a result, the Fund's performance is directly related to their performance and subject to their risks, including those associated with foreign investments and small-cap companies.

Due to their investments in multinational companies, All Value Fund, Large-Cap Value Fund, and Alpha Fund may experience increased market, liquidity, currency, political, information and other risks.

These factors can affect each Fund's performance.

11.  SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest are as follows:

ALL VALUE FUND
--------------------------------------------------------------------------------

                                                      YEAR ENDED                          YEAR ENDED
                                                OCTOBER 31, 2005                    OCTOBER 31, 2004
----------------------------------------------------------------------------------------------------
CLASS A SHARES                          SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------------
Shares sold                         49,755,701    $  589,022,978        77,238,255    $  820,475,828
Reinvestment of distributions        1,706,988        19,800,667           551,426         5,492,414
Shares reacquired                  (18,915,487)     (224,478,733)       (9,831,040)     (105,162,568)
----------------------------------------------------------------------------------------------------
Increase                            32,547,202    $  384,344,912        67,958,641    $  720,805,674
----------------------------------------------------------------------------------------------------

CLASS B SHARES
----------------------------------------------------------------------------------------------------
Shares sold                          5,602,734    $   64,321,570         8,518,633    $   88,599,964
Reinvestment of distributions          161,354         1,823,346            89,021           865,287
Shares reacquired                   (2,375,843)      (27,464,066)       (1,823,012)      (18,892,791)
----------------------------------------------------------------------------------------------------
Increase                             3,388,245    $   38,680,850         6,784,642    $   70,572,460
----------------------------------------------------------------------------------------------------

CLASS C SHARES
----------------------------------------------------------------------------------------------------
Shares sold                         13,636,576    $  156,210,154        18,336,210    $  189,969,707
Reinvestment of distributions          279,805         3,150,601           150,641         1,459,709
Shares reacquired                   (6,025,241)      (69,402,400)       (3,196,194)      (33,142,806)
----------------------------------------------------------------------------------------------------
Increase                             7,891,140    $   89,958,355        15,290,657    $  158,286,610
----------------------------------------------------------------------------------------------------

CLASS P SHARES
----------------------------------------------------------------------------------------------------
Shares sold                            751,140    $    8,846,473           332,094    $    3,537,085
Reinvestment of distributions            7,509            86,656             1,424            14,131
Shares reacquired                      (96,998)       (1,151,912)          (22,700)         (246,224)
----------------------------------------------------------------------------------------------------
Increase                               661,651    $    7,781,217           310,818    $    3,304,992
----------------------------------------------------------------------------------------------------

CLASS Y SHARES

Shares sold                             76,545    $      911,203           154,694    $    1,685,042
Reinvestment of distributions            2,882            33,492                16               159
Shares reacquired                      (18,377)         (218,589)                -                 -
----------------------------------------------------------------------------------------------------
Increase                                61,050    $      726,106           154,710    $    1,685,201
----------------------------------------------------------------------------------------------------

ALPHA STRATEGY FUND
--------------------------------------------------------------------------------

                                                      YEAR ENDED                          YEAR ENDED
                                                OCTOBER 31, 2005                    OCTOBER 31, 2004
----------------------------------------------------------------------------------------------------
CLASS A SHARES                          SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------------
Shares sold                          1,148,948    $   20,637,437           842,543    $   12,914,133
Reinvestment of distributions           24,791           425,664                 -                 -
Shares reacquired                     (814,877)      (14,436,194)         (796,821)      (12,237,203)
----------------------------------------------------------------------------------------------------
Increase                               358,862    $    6,626,907            45,722    $      676,930
----------------------------------------------------------------------------------------------------

CLASS B SHARES
----------------------------------------------------------------------------------------------------
Shares sold                            310,878    $    5,360,233           250,831    $    3,761,163
Shares reacquired                     (571,696)       (9,858,951)         (568,522)       (8,525,182)
----------------------------------------------------------------------------------------------------
Decrease                              (260,818)   $   (4,498,718)         (317,691)   $   (4,764,019)
----------------------------------------------------------------------------------------------------

CLASS C SHARES
----------------------------------------------------------------------------------------------------
Shares sold                            304,429    $    5,259,619           237,978    $    3,579,134
Shares reacquired                     (475,248)       (8,091,124)         (512,272)       (7,699,401)
----------------------------------------------------------------------------------------------------
Decrease                              (170,819)   $   (2,831,505)         (274,294)   $   (4,120,267)
----------------------------------------------------------------------------------------------------

                                                                                        PERIOD ENDED
                                                                                   OCTOBER 31, 2004*
----------------------------------------------------------------------------------------------------
CLASS Y SHARES
----------------------------------------------------------------------------------------------------
Shares sold                              5,730    $      103,708            24,945    $      391,543
Reinvestment of distributions              227             3,899                 -                 -
Shares reacquired                       (2,729)          (47,035)                -                 -
----------------------------------------------------------------------------------------------------
Increase                                 3,228    $       60,572            24,945    $      391,543
----------------------------------------------------------------------------------------------------

*For the period October 20, 2004 (commencement of offering of share class) to October 31, 2004.

INTERNATIONAL CORE EQUITY FUND
--------------------------------------------------------------------------------

                                                      YEAR ENDED                        PERIOD ENDED
                                                OCTOBER 31, 2005                  OCTOBER 31, 2004**
----------------------------------------------------------------------------------------------------
CLASS A SHARES                          SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------------
Shares sold                         14,548,050    $  172,536,589         6,334,498    $   64,068,547
Reinvestment of distributions            4,409            49,654                 -                 -
Shares reacquired                   (1,121,364)      (13,202,915)         (723,691)       (7,319,356)
----------------------------------------------------------------------------------------------------
Increase                            13,431,095    $  159,383,328         5,610,807    $   56,749,191
----------------------------------------------------------------------------------------------------

CLASS B SHARES
----------------------------------------------------------------------------------------------------
Shares sold                          1,227,027    $   14,391,580           310,399    $    3,147,471
Shares reacquired                      (82,565)         (974,017)          (27,035)         (269,461)
----------------------------------------------------------------------------------------------------
Increase                             1,144,462    $   13,417,563           283,364    $    2,878,010
----------------------------------------------------------------------------------------------------

CLASS C SHARES
----------------------------------------------------------------------------------------------------
Shares sold                          2,944,113    $   34,662,208           930,102    $    9,477,115
Shares reacquired                     (225,173)       (2,640,273)          (34,075)         (341,628)
----------------------------------------------------------------------------------------------------
Increase                             2,718,940    $   32,021,935           896,027    $    9,135,487
----------------------------------------------------------------------------------------------------

CLASS P SHARES
----------------------------------------------------------------------------------------------------
Shares sold                                359    $        4,440             1,000    $       10,000
Shares reacquired                          (95)           (1,209)                -                 -
----------------------------------------------------------------------------------------------------
Increase                                   264    $        3,231             1,000    $       10,000
----------------------------------------------------------------------------------------------------

CLASS Y SHARES
----------------------------------------------------------------------------------------------------
Shares sold                            697,220    $    8,559,602           295,774    $    3,050,694
Reinvestment of distributions              540             6,089                 -                 -
Shares reacquired                      (32,022)         (385,383)                -                 -
----------------------------------------------------------------------------------------------------
Increase                               665,738    $    8,180,308           295,774    $    3,050,694
----------------------------------------------------------------------------------------------------

**For the period December 15, 2003 (commencement of investment operations) to October 31, 2004.

INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                                                      YEAR ENDED                          YEAR ENDED
                                                OCTOBER 31, 2005                    OCTOBER 31, 2004
----------------------------------------------------------------------------------------------------
CLASS A SHARES                          SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------------
Shares sold                          1,978,216    $   21,941,094         2,068,789    $   18,950,733
Reinvestment of distributions                -                 -           116,074           951,166
Shares reacquired                   (1,516,058)      (16,761,499)       (1,744,796)      (15,957,567)
----------------------------------------------------------------------------------------------------
Increase                               462,158    $    5,179,595           440,067    $    3,944,332
----------------------------------------------------------------------------------------------------

CLASS B SHARES
----------------------------------------------------------------------------------------------------
Shares sold                            610,029    $    6,542,545           629,605    $    5,630,954
Reinvestment of distributions                -                 -            24,183           194,187
Shares reacquired                     (616,632)       (6,599,972)         (500,148)       (4,480,281)
----------------------------------------------------------------------------------------------------
Increase (decrease)                     (6,603)   $      (57,427)          153,640    $    1,344,860
----------------------------------------------------------------------------------------------------

CLASS C SHARES
----------------------------------------------------------------------------------------------------
Shares sold                            493,985    $    5,258,334           430,000    $    3,865,434
Reinvestment of distributions                -                 -            19,174           153,200
Shares reacquired                     (336,909)       (3,575,746)         (338,548)       (3,057,232)
----------------------------------------------------------------------------------------------------
Increase                               157,076    $    1,682,588           110,626    $      961,402
----------------------------------------------------------------------------------------------------

CLASS P SHARES
----------------------------------------------------------------------------------------------------
Shares sold                                185    $        2,090              1.36    $           13
Reinvestment of distributions                -                 -              1.35                11
----------------------------------------------------------------------------------------------------
Increase                                   185    $        2,090              2.71    $           24
----------------------------------------------------------------------------------------------------

CLASS Y SHARES
----------------------------------------------------------------------------------------------------
Shares sold                            271,763    $    3,052,439           123,690    $    1,193,629
Reinvestment of distributions            3,895            39,769           119,564           992,384
Shares reacquired                     (589,616)       (6,254,257)         (632,072)       (6,009,857)
----------------------------------------------------------------------------------------------------
Decrease                              (313,958)   $   (3,162,049)         (388,818)   $   (3,823,844)
----------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

LARGE-CAP VALUE FUND
--------------------------------------------------------------------------------

                                                      YEAR ENDED                          YEAR ENDED
                                                OCTOBER 31, 2005                    OCTOBER 31, 2004
----------------------------------------------------------------------------------------------------
CLASS A SHARES                          SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------------
Shares sold                            552,637    $    6,781,190           908,712    $   10,502,711
Reinvestment of distributions           17,676           213,347             1,753            18,773
Shares reacquired                     (314,249)       (3,839,323)         (266,208)       (3,056,762)
----------------------------------------------------------------------------------------------------
Increase                               256,064    $    3,155,214           644,257    $    7,464,722
----------------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                             56,903    $      689,423           123,718    $    1,405,471
Reinvestment of distributions            1,589            18,999                63               673
Shares reacquired                      (38,841)         (471,694)          (10,398)         (118,370)
----------------------------------------------------------------------------------------------------
Increase                                19,651    $      236,728           113,383    $    1,287,774
----------------------------------------------------------------------------------------------------

CLASS C SHARES
----------------------------------------------------------------------------------------------------
Shares sold                            202,061    $    2,452,265           134,831    $    1,533,110
Reinvestment of distributions            1,894            22,678                70               751
Shares reacquired                      (72,732)         (878,307)          (21,321)         (244,155)
----------------------------------------------------------------------------------------------------
Increase                               131,223    $    1,596,636           113,580    $    1,289,706
----------------------------------------------------------------------------------------------------

CLASS P SHARES
----------------------------------------------------------------------------------------------------
Reinvestment of distributions               21    $          250                 6    $           67
----------------------------------------------------------------------------------------------------
Increase                                    21    $          250                 6    $           67
----------------------------------------------------------------------------------------------------

CLASS Y SHARES
----------------------------------------------------------------------------------------------------
Shares sold                          1,509,198    $   18,711,404           171,369    $    1,979,292
Reinvestment of distributions            3,325            40,232                 8                83
Shares reacquired                     (111,467)       (1,371,184)                -                 -
----------------------------------------------------------------------------------------------------
Increase                             1,401,056    $   17,380,452           171,377    $    1,979,375
----------------------------------------------------------------------------------------------------

12.  SUBSEQUENT EVENTS

Effective November 1, 2005, the annual management fee rate for the International Opportunities Fund was changed from a flat fee rate of .75% to the following annual rates:

..75% of the first $1 billion of average daily net assets;
..70% of the next $1 billion of average daily net assets;
..65% of average daily net assets over $2 billion.

Effective December 9, 2005, the Facility for All Value Fund, International Core Equity Fund, International Opportunities Fund and Large-Cap Value Fund, along with certain other funds managed by Lord Abbett, was increased from $200,000,000 to $250,000,000. The fee for this Facility remains at an annual rate of .08%.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS,
LORD ABBETT SECURITIES TRUST - LORD ABBETT ALL VALUE FUND, LORD ABBETT ALPHA STRATEGY FUND, LORD ABBETT INTERNATIONAL CORE EQUITY FUND, LORD ABBETT INTERNATIONAL OPPORTUNITIES FUND, AND LORD ABBETT LARGE-CAP VALUE FUND:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Lord Abbett Securities Trust - Lord Abbett All Value Fund, Lord Abbett Alpha Strategy Fund (formerly known as Alpha Series), Lord Abbett International Core Equity Fund, Lord Abbett International Opportunities Fund, and Lord Abbett Large-Cap Value Fund (the "Funds") as of October 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Securities Trust - Lord Abbett All Value Fund, Lord Abbett Alpha Strategy Fund, Lord Abbett International Core Equity, Lord Abbett International Opportunities Fund, and Lord Abbett Large-Cap Value Fund as of October 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
December 29, 2005

UNDERLYING FUND INFORMATION (UNAUDITED)

Alpha Fund invests in other funds ("Underlying Funds") managed by Lord Abbett, As of October 31, 2005, Alpha Fund's long-term investments were allocated among the Underlying Funds as follows:

     UNDERLYING FUND NAME                                   % OF INVESTMENTS
     -----------------------------------------------------------------------
     Lord Abbett Developing Growth Fund, Inc. - Class Y                29.70%
     Lord Abbett Research Fund, Inc. - Lord Abbett
       Small-Cap Value Fund - Class Y                                  29.90%
     Lord Abbett Securities Trust - Lord Abbett
       International Opportunities Fund - Class Y                      40.40%

The Ten Largest Holdings and the Holdings by Sector, as of October 31, 2005, for Lord Abbett Developing Growth Fund, Inc., Lord Abbett Securities Trust - Lord Abbett International Opportunities Fund, and Lord Abbett Research Fund, Inc. - Lord Abbett Small-Cap Value Fund are presented below.

LORD ABBETT DEVELOPING GROWTH FUND, INC.

TEN LARGEST HOLDINGS                       % OF INVESTMENTS
-----------------------------------------------------------
Repurchase Agreement                                   2.74%
NeuStar, Inc.                                          2.01%
Bright Horizons Family Solutions Inc.                  1.61%
SFBC Int'l., Inc.                                      1.55%
TODCO Class A                                          1.53%
ArthroCare Corp.                                       1.52%
Scientific Games Corp. Class A                         1.52%
Resources Connection, Inc.                             1.51%
SVB Financial Group                                    1.44%
Psychiatric Solutions, Inc.                            1.41%
-----------------------------------------------------------

HOLDINGS BY SECTOR                         % OF INVESTMENTS
-----------------------------------------------------------
Auto & Transportation                                  2.45%
Consumer Discretionary                                23.39%
Consumer Staples                                       1.27%
Financial Services                                    12.12%
Healthcare                                            21.86%
Integrated Oils                                        0.46%
Materials & Processing                                 1.92%
Other Energy                                           9.34%
Producer Durables                                      3.67%
Short-Term Investment                                  2.74%
Technology                                            18.77%
Utilities                                              2.01%
-----------------------------------------------------------
Total                                                100.00%
-----------------------------------------------------------

LORD ABBETT SECURITIES TRUST - LORD ABBETT INTERNATIONAL OPPORTUNITIES FUND

TEN LARGEST HOLDINGS                       % OF INVESTMENTS
-----------------------------------------------------------
Repurchase Agreement                                   3.32%
CSR plc                                                2.41%
Neopost S.A.                                           2.05%
Intertek Group plc                                     2.03%
Piraeus Bank S.A.                                      1.75%
Yamada Denki Co., Ltd.                                 1.69%
Milano Assicurazioni S.p.A.                            1.68%
Prosegur Compania de Seguridad S.A.                    1.58%
Corporacion Mapfre S.A.                                1.55%
DEPFA BANK plc                                         1.51%
-----------------------------------------------------------

HOLDINGS BY SECTOR                         % OF INVESTMENTS
-----------------------------------------------------------
Basic Materials                                        5.51%
Conglomerates                                          2.30%
Consumer Cyclicals                                    14.62%
Consumer Non-Cyclicals                                 5.76%
Energy                                                 6.47%
Healthcare                                             6.61%
Industrial Goods & Services                           20.69%
Non-Property Financials                               12.03%
Property & Property Services                           7.10%
Short-Term Investment                                  3.32%
Technology                                            10.04%
Telecommunications                                     2.56%
Utilities                                              2.99%
-----------------------------------------------------------
Total                                                100.00%
-----------------------------------------------------------

UNDERLYING FUND INFORMATION (UNAUDITED) (CONCLUDED)

LORD ABBETT RESEARCH FUND, INC. - LORD ABBETT SMALL-CAP VALUE FUND

TEN LARGEST HOLDINGS                       % OF INVESTMENTS
-----------------------------------------------------------
Repurchase Agreement                                   7.04%
Quanex Corp.                                           3.49%
Trinity Industries, Inc.                               3.09%
Hughes Supply, Inc.                                    2.17%
Universal Forest Products, Inc.                        2.05%
Simpson Manufacturing Co., Inc.                        2.04%
Carlisle Cos. Inc.                                     1.88%
Werner Enterprises, Inc.                               1.88%
NCI Building Systems, Inc.                             1.81%
Ethan Allen Interiors, Inc.                            1.76%
-----------------------------------------------------------

HOLDINGS BY SECTOR                         % OF INVESTMENTS
-----------------------------------------------------------
Auto & Transportation                                 13.71%
Consumer Discretionary                                 6.75%
Consumer Staples                                       1.40%
Financial Services                                    13.48%
Healthcare                                             3.26%
Integrated Oils                                        1.05%
Materials & Processing                                24.74%
Other                                                  4.97%
Other Energy                                           3.18%
Producer Durables                                     11.57%
Short-Term Investment                                  7.04%
Technology                                             5.68%
Utilities                                              3.17%
-----------------------------------------------------------
Total                                                100.00%
-----------------------------------------------------------

BASIC INFORMATION ABOUT MANAGEMENT

The Board of Trustees (the "Board") is responsible for the management of the business and affairs of each Trust in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of each Trust and who execute policies authorized by the Board. The Board also approves an investment adviser to each Trust and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Trust's investment adviser.

INTERESTED TRUSTEE

The following Trustee is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.

                           CURRENT POSITION
NAME, ADDRESS AND          LENGTH OF SERVICE      PRINCIPAL OCCUPATION               OTHER
YEAR OF BIRTH                 WITH TRUST         DURING PAST FIVE YEARS          DIRECTORSHIPS
----------------------------------------------------------------------------------------------------
ROBERT S. DOW              Trustee since       Managing Partner and Chief  N/A
Lord, Abbett & Co. LLC     1993; Chairman      Executive Officer of
90 Hudson Street           since 1996          Lord Abbett since 1996.
Jersey City, NJ 07302
(1945)

                                   ----------

INDEPENDENT TRUSTEES

The following independent or outside Trustees are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.

                           CURRENT POSITION
NAME, ADDRESS AND          LENGTH OF SERVICE     PRINCIPAL OCCUPATION               OTHER
YEAR OF BIRTH                 WITH TRUST        DURING PAST FIVE YEARS           DIRECTORSHIPS
----------------------------------------------------------------------------------------------------
E. THAYER BIGELOW          Trustee since 1994  Managing General Partner,   Currently serves as
Lord, Abbett & Co. LLC                         Bigelow Media, LLC (since   director of Adelphia
c/o Legal Dept.                                2000); Senior Adviser,      Communications, Inc.,
90 Hudson Street                               Time Warner Inc. (1998 -    Crane Co., and Huttig
Jersey City, NJ 07302                          2000); Acting Chief         Building Products Inc.
(1941)                                         Executive Officer of
                                               Courtroom Television
                                               Network (1997 - 1998);
                                               President and Chief
                                               Executive Officer of Time
                                               Warner Cable Programming,
                                               Inc. (1991 - 1997).

WILLIAM H.T. BUSH          Trustee since 1998  Co-founder and Chairman of  Currently serves as
Lord, Abbett & Co. LLC                         the Board of the financial  director of WellPoint,
c/o Legal Dept.                                advisory firm of            Inc. (since 2002), and
90 Hudson Street                               Bush-O'Donnell & Company    Engineered Support
Jersey City, NJ 07302                          (since 1986).               Systems, Inc. (since
(1938)                                                                     2000).

                           CURRENT POSITION
NAME, ADDRESS AND          LENGTH OF SERVICE     PRINCIPAL OCCUPATION               OTHER
YEAR OF BIRTH                 WITH TRUST        DURING PAST FIVE YEARS           DIRECTORSHIPS
----------------------------------------------------------------------------------------------------
ROBERT B. CALHOUN, JR.     Trustee since 1998  Managing Director of        Currently serves as
c/o Legal Dept.                                Monitor Clipper Partners    director of Avondale,
Lord, Abbett & Co. LLC                         (since 1997) and President  Inc. and Interstate
90 Hudson Street                               of Clipper Asset            Bakeries Corp.
Jersey City, NJ 07302                          Management Corp. (since
(1942)                                         1991), both private equity
                                               investment funds.

JULIE A. HILL              Trustee since 2004  Owner and CEO of the        Currently serves as
Lord, Abbett & Co. LLC                         Hillsdale Companies, a      director of WellPoint,
c/o Legal Dept.                                business consulting firm    Inc.; Resources
90 Hudson Street                               (since 1998); Founder,      Connection Inc.; and
Jersey City, NJ 07302                          President and Owner of the  Holcim (US) Inc. (a
(1946)                                         Hiram-Hill and Hillsdale    subsidiary of Holcim
                                               Development Companies       Ltd.).
                                               (1998 - 2000).

FRANKLIN W. HOBBS          Trustee since 2001  Former Chief Executive      Currently serves as
Lord, Abbett & Co. LLC                         Officer of Houlihan Lokey   director of Adolph Coors
c/o Legal Dept.                                Howard & Zukin, an          Company.
90 Hudson Street                               investment bank (January
Jersey City, NJ 07302                          2002 - April 2003);
(1947)                                         Chairman of Warburg Dillon
                                               Read (1999 - 2001); Global
                                               Head of Corporate Finance
                                               of SBC Warburg Dillon Read
                                               (1997 - 1999); Chief
                                               Executive Officer of
                                               Dillon, Read & Co. (1994 -
                                               1997).

C. ALAN MACDONALD          Trustee since 1993  Retired - General Business  Currently serves as
Lord, Abbett & Co. LLC                         and Governance Consulting   director of H.J. Baker
c/o Legal Dept.                                (since 1992); formerly      (since 2003).
90 Hudson Street                               President and CEO of
Jersey City, NJ 07302                          Nestle Foods.
(1933)

THOMAS J. NEFF             Trustee since 1993  Chairman of Spencer Stuart  Currently serves as
Lord, Abbett & Co. LLC                         (U.S.), an executive        director of Ace, Ltd.
c/o Legal Dept.                                search-consulting firm      (since 1997) and Hewitt
90 Hudson Street                               (since 1996); President of  Associates, Inc.
Jersey City, NJ 07302                          Spencer Stuart (1979 -
(1937)                                         1996).

OFFICERS

None of the officers listed below have received compensation from the Trust. All the officers of the Trust may also be officers of the other Lord
Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

NAME AND                      CURRENT POSITION        LENGTH OF SERVICE         PRINCIPAL OCCUPATION
YEAR OF BIRTH                    WITH TRUST          OF CURRENT POSITION       DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------
ROBERT S. DOW                Chief Executive     Elected in 1993             Managing Partner and
(1945)                       Officer and                                     Chief Executive Officer
                             President                                       of Lord Abbett (since
                                                                             1996).

SHOLOM DINSKY                Executive Vice      Elected in 2003             Partner and Large Cap
(1944)                       President                                       Value Investment Manager,
                                                                             joined Lord Abbett in
                                                                             2000.

LESLEY-JANE DIXON            Vice President      Elected in 1999             Partner and Investment
(1964)                                                                       Manager, joined Lord
                                                                             Abbett in 1995.

ROBERT P. FETCH              Executive Vice      Elected in 1999             Partner and Small-Cap
(1953)                       President                                       Value Senior Investment
                                                                             Manager, joined Lord
                                                                             Abbett in 1995.

KENNETH G. FULLER            Executive Vice      Elected in 2003             Investment Manager -
(1945)                       President                                       Large Cap Value, joined
                                                                             Lord Abbett in 2002;
                                                                             formerly Portfolio
                                                                             Manager and Senior Vice
                                                                             President at Pioneer
                                                                             Investment Management,
                                                                             Inc.

ROBERT I. GERBER             Executive Vice      Elected in 2005             Partner and Director of
(1954)                       President                                       Taxable Fixed Income
                                                                             Management, joined Lord
                                                                             Abbett in 1997.

HOWARD E. HANSEN             Executive Vice      Elected in 2003             Partner and Investment
(1961)                       President                                       Manager, joined Lord
                                                                             Abbett in 1995.

GERARD S. E. HEFFERNAN, JR.  Executive Vice      Elected in 1999             Partner and Research
(1963)                       President                                       Analyst, joined Lord
                                                                             Abbett in 1998.

TODD D. JACOBSON             Executive Vice      Elected in 2005             Investment Manager,
(1966)                       President                                       International Core
                                                                             Equity, joined Lord
                                                                             Abbett in 2003; formerly
                                                                             Director and Portfolio
                                                                             Manager at Warburg Pincus
                                                                             Asset Management and
                                                                             Credit Suisse Asset
                                                                             Management (2002 - 2003);
                                                                             prior thereto Associate
                                                                             Portfolio Manager of
                                                                             Credit Suisse Asset
                                                                             Management.

NAME AND                      CURRENT POSITION        LENGTH OF SERVICE         PRINCIPAL OCCUPATION
YEAR OF BIRTH                    WITH TRUST          OF CURRENT POSITION       DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------
VINCENT J. MCBRIDE           Executive Vice      Elected in 2003             Senior Investment
(1964)                       President                                       Manager, International
                                                                             Core Equity, joined Lord
                                                                             Abbett in 2003; formerly
                                                                             Managing Director and
                                                                             Portfolio Manager at
                                                                             Warburg Pincus Asset
                                                                             Management and Credit
                                                                             Suisse Asset Management.

STEVEN MCBOYLE               Executive Vice      Elected in 2005             Senior Investment
(1969)                       President                                       Manager, Value
                                                                             Opportunities Fund;
                                                                             formerly Vice President,
                                                                             Mergers and Acquisitions,
                                                                             at Morgan Stanley, joined
                                                                             Lord Abbett in 2001.

ROBERT G. MORRIS             Executive Vice      Elected in 1998             Partner and Chief
(1944)                       President                                       Investment Officer,
                                                                             joined Lord Abbett in
                                                                             1991.

ELI M. SALZMANN              Executive Vice      Elected in 2003             Partner and Director of
(1964)                       President                                       Institutional Equity
                                                                             Investments, joined Lord
                                                                             Abbett in 1997.

HAROLD E. SHARON             Executive Vice      Elected in 2003             Investment Manager and
(1960)                       President                                       Director, International
                                                                             Core Equity, joined Lord
                                                                             Abbett in 2003; formerly
                                                                             Financial Industry
                                                                             Consultant for Venture
                                                                             Capitalist (2001 - 2003);
                                                                             prior thereto Managing
                                                                             Director of Warburg
                                                                             Pincus Asset Management
                                                                             and Credit Suisse Asset
                                                                             Management.

CHRISTOPHER J. TOWLE         Executive Vice      Elected in 2005             Partner and Investment
(1957)                       President                                       Manager, joined Lord
                                                                             Abbett in 1987.

YAREK ARANOWICZ              Vice President      Elected in 2004             Investment Manager,
(1963)                                                                       joined Lord Abbett in
                                                                             2003; formerly Vice
                                                                             President, Head of Global
                                                                             Emerging Markets Funds of
                                                                             Warburg Pincus Asset
                                                                             Management and Credit
                                                                             Suisse Asset Management.

NAME AND                      CURRENT POSITION        LENGTH OF SERVICE         PRINCIPAL OCCUPATION
YEAR OF BIRTH                    WITH TRUST          OF CURRENT POSITION       DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------
JAMES BERNAICHE              Chief Compliance    Elected in 2004             Chief Compliance Officer,
(1956)                       Officer                                         joined Lord Abbett in
                                                                             2001; formerly Vice
                                                                             President and Chief
                                                                             Compliance Officer with
                                                                             Credit Suisse Asset
                                                                             Management.

JOAN A. BINSTOCK             Chief Financial     Elected in 1999             Partner and Chief
(1954)                       Officer and Vice                                Operations Officer,
                             President                                       joined Lord Abbett in
                                                                             1999.

DAVID G. BUILDER             Vice President      Elected in 2001             Equity Analyst joined
(1954)                                                                       Lord Abbett in 1998.

JOHN K. FORST                Vice President and  Elected in 2005             Deputy General Counsel,
(1960)                       Assistant                                       joined Lord Abbett in
                             Secretary                                       2004; prior thereto
                                                                             Managing Director and
                                                                             Associate General Counsel
                                                                             at New York Life
                                                                             Investment Management LLC
                                                                             (2002 - 2003); formerly
                                                                             Attorney at Dechert LLP
                                                                             (2000 - 2002).

LAWRENCE H. KAPLAN           Vice President and  Elected in 1997             Partner and General
(1957)                       Secretary                                       Counsel, joined Lord
                                                                             Abbett in 1997.


CHARLES P. MASSARE           Vice President      Elected in 2005             Partner and Director of
(1948)                                                                       Quantitative Research &
                                                                             Risk Management, joined
                                                                             Lord Abbett in 1998.

A. EDWARD OBERHAUS, III      Vice President      Elected in 1993             Partner and Manager of
(1959)                                                                       Equity Trading, joined
                                                                             Lord Abbett in 1983.


F. THOMAS O'HALLORAN         Executive Vice      Elected in 2003             Partner and Investment
(1955)                       President                                       Manager, joined Lord
                                                                             Abbett in 2001; formerly
                                                                             Executive Director/Senior
                                                                             Research Analyst at
                                                                             Dillon Read/UBS Warburg.

TODOR PETROV                 Vice President      Elected in 2003             Investment Manager,
(1974)                                                                       joined Lord Abbett in
                                                                             2003; formerly Associate
                                                                             Portfolio Manager of
                                                                             Credit Suisse Asset
                                                                             Management.

CHRISTINA T. SIMMONS         Vice President and  Elected in 2000             Assistant General
(1957)                       Assistant                                       Counsel, joined Lord
                             Secretary                                       Abbett in 1999.

BASIC INFORMATION ABOUT MANAGEMENT (CONCLUDED)

NAME AND                      CURRENT POSITION        LENGTH OF SERVICE         PRINCIPAL OCCUPATION
YEAR OF BIRTH                    WITH TRUST          OF CURRENT POSITION       DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------
BERNARD J. GRZELAK           Treasurer           Elected in 2003             Director of Fund
(1971)                                                                       Administration joined
                                                                             Lord Abbett in 2003;
                                                                             formerly Vice President,
                                                                             Lazard Asset Management
                                                                             LLC (2000 - 2003); prior
                                                                             thereto Manager of
                                                                             Deloitte & Touche LLP.

Please call 888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Trust's Trustees. It is available free upon request.

HOUSEHOLDING

The Trust has adopted a policy that allows it to send only one copy of the Funds' Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Trust expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund's portfolio securities, and information on as to how Lord Abbett voted each Fund's proxies during the 12-month period ended June 30, 2005 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

   TAX INFORMATION

   The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and qualified dividend income (QDI) for individual shareholders.

   FUND NAME                                      DRD         QDI
   --------------------------------------------------------------
   All Value Fund                                 100%        100%
   Alpha Strategy Fund                             38         100
   International Core Equity Fund                   -         100
   International Opportunities Fund                 -         100
   Large-Cap Value Fund                            85          85

   Additionally, of the distributions paid to shareholders during the fiscal year ended October 31, 2005, $19,588,617 and $98,180 for the All Value Fund and Large-Cap Value Fund, respectively, represent long-term capital gains.

   The International Core Equity Fund intends to pass through foreign source income of $4,469,550 and foreign taxes of $498,688.

[LORD ABBETT(R) LOGO]


     This report when not used for the general       Lord Abbett Securities Trust
information of shareholders of the fund, is to be           Lord Abbett All Value Fund
 distributed only if preceded or accompanied by a           Lord Abbett Alpha Strategy Fund
             current fund prospectus.                       Lord Abbett International Core Equity Fund
                                                            Lord Abbett International Opportunities Fund   LST-2-1005
Lord Abbett mutual fund shares are distributed by           Lord Abbett Large-Cap Value Fund               (12/05)
            LORD ABBETT DISTRIBUTOR LLC

[LORD ABBETT LOGO]

    2005
   ANNUAL
     REPORT

LORD ABBETT
   MICRO-CAP GROWTH FUND
   MICRO-CAP VALUE FUND


FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005

--------------------------------------------------------------------------------
LORD ABBETT MICRO-CAP GROWTH FUND AND MICRO-CAP VALUE FUND
ANNUAL REPORT
FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005

DEAR SHAREHOLDERS: We are pleased to provide you with this overview of Lord Abbett Micro-Cap Growth Fund's and Lord Abbett Micro-Cap Value Fund's strategies and performance for the fiscal year ended October 31, 2005. On this and the following pages, we discuss the major factors that influenced the funds' performance.

    Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN

--------------------------------------------------------------------------------

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE FISCAL YEAR ENDED OCTOBER 31, 2005?

A: Despite sharply higher energy prices, continued short-term interest rate hikes by the Federal Reserve Board (the Fed), and a devastating hurricane season for the Gulf Coast region, U.S. real (i.e., after inflation) gross domestic product (GDP) continued to grow at a strong, if not robust, pace. Americans' real disposable personal income also grew, while real consumer spending rose even more. Durable goods orders surged largely due to high discounts offered by American car manufacturers.

    Meanwhile, 10-year Treasury yields were volatile, reflecting investors' shifting perceptions about the health of the U.S. economy. Yields on the benchmark Treasury note began the fiscal year ended October 31, 2005, at 4.1 percent, reaching 4.5 percent by March 2005. However, this trend was disrupted in the spring and summer of 2005, amid investors' concerns about an economic slowdown, with the 10-year yield touching 4.0 percent in June. The yield then rose again in the last month of the fiscal year, driven by inflation worries; in October 2005, a strong surge in the Consumer Price Index drove the yield on the 10-year Treasury to above 4.5 percent.

    Against this backdrop of steady economic output and sharply rising short-term interest rates, equity markets rose, with the S&P 500(R) Index(1) gaining 8.7 percent in the fiscal year ended October 31, 2005. Driven by the sharp rise in oil prices, the strongest performing sectors of the S&P 500 Index in the fiscal year ended October 31, 2005, were energy stocks, recording a return of 33.7 percent, and utilities, rising 23.9 percent. "Defensive" stocks, such as the consumer staples and healthcare sectors, also outperformed the S&P 500 Index, while economically sensitive sectors, such as materials, industrials, telecommunication services, and consumer discretionary, underperformed.

--------------------------------------------------------------------------------
LORD ABBETT MICRO-CAP GROWTH FUND

Q: HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED OCTOBER 31, 2005?

A: The fund returned 23.2 percent, reflecting performance at the net asset value
(NAV) of Class A shares with all distributions reinvested, compared with its benchmark, the Russell 2000(R) Growth Index,(2) which returned 10.9 percent over the same period. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS, WHICH REFLECT PERFORMANCE AT THE MAXIMUM 5.75 PERCENT SALES CHARGE APPLICABLE TO CLASS A SHARE INVESTMENTS AND INCLUDE THE REINVESTMENT OF ALL DISTRIBUTIONS, ARE: 1 YEAR:
16.17 PERCENT, 5 YEARS: 5.24 PERCENT, AND SINCE INCEPTION (MAY 1, 2000): 0.27 PERCENT. Class A shares purchased subject to a front-end sales charge have no contingent deferred sales charge (CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC of 1 percent if the shares are redeemed within 12 months of the purchase.

    PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END BY CALLING LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: The largest contributor to fund performance for the fiscal year ended October 31, 2005, relative to the benchmark was stock selection within the healthcare sector. Kendle International Inc., a global clinical research organization, posted strong returns, as Kendle provided large pharmaceutical and biotechnology companies with an efficient source for clinical research. BioCryst Pharmaceuticals, Inc., a company that designs, optimizes, and develops novel small-molecule drugs that treat cancer, cardiovascular and autoimmune diseases, and viral infections, outperformed when fear of an avian flu epidemic revived interest in Peramivir, a drug that failed in past clinical trials.

    Selection of stocks within the consumer discretionary sector also helped relative fund performance for the fiscal year ended October 31, 2005. This sector includes stocks within the consumer durables, apparel, media, hotel, and leisure industries. True Religion Apparel, Inc., a high-fashion denim clothing company, did well due to increased consumer interest in purchasing higher-end denim jeans. Citi Trends, Inc., a value-priced retailer of urban fashion apparel and accessories, also reported strong performance since its initial public offering in May 2005.

--------------------------------------------------------------------------------
    The greatest detractor to fund performance for the fiscal year ended October 31, 2005, relative to its benchmark, was stock selection within the producer durables sector, which includes capital goods and industrials. TurboChef Technologies, Inc., a company that specializes in rapid-cook technology used in the fast food industry, disappointed when the company's stock fell after its February 2005 equity offering.

    The portfolio's underweight position in the other energy sector also took away from relative performance for the fiscal year. Appropriate micro-cap opportunities are relatively rare in the other energy sector.

    THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

LORD ABBETT MICRO-CAP VALUE FUND

Q: HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED OCTOBER 31, 2005?

A: The fund returned 26.5 percent, reflecting performance at the net asset value
(NAV) of Class A shares with all distributions reinvested, compared with its benchmark, the Russell 2000(R) Value Index,(3) which returned 13.0 percent over the same period. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS, WHICH REFLECT PERFORMANCE AT THE MAXIMUM 5.75 PERCENT SALES CHARGE APPLICABLE TO CLASS A SHARE INVESTMENTS AND INCLUDE THE REINVESTMENT OF ALL DISTRIBUTIONS, ARE: 1 YEAR:
19.16 PERCENT, 5 YEARS: 20.21 PERCENT, AND SINCE INCEPTION (MAY 1, 2000): 22.40 PERCENT. Class A shares purchased subject to a front-end sales charge have no contingent deferred sales charge (CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC of 1 percent if the shares are redeemed within 12 months of the purchase.

    PERFORMANCE DATA QUOTED REFLECT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, ON ANY GIVEN DAY OR WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END BY CALLING

--------------------------------------------------------------------------------
LORD ABBETT AT 800-821-5129 OR REFERRING TO OUR WEBSITE AT www.LordAbbett.com.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: The largest contributor to fund performance for the fiscal year ended October 31, 2005, relative to its benchmark, was stock selection within the producer durables sector, which includes capital goods and industrials. Ladish Co., Inc., a provider of components for the jet engine, aerospace, and general industrial markets, performed well, as it benefited from a strong aerospace market.

    Selection of stocks within the healthcare sector also aided relative performance for the fiscal year ended October 31, 2005. American Dental Partners, Inc., a business partner to dental group practices, was a strong performer. The company benefited from the increased popularity of cosmetic dentistry among American consumers, which resulted in increases in profits for dentists. Another healthcare company, Meridian Bioscience Inc., a company that provides medical testing products so doctors can perform rapid in-office testing for common maladies, also helped fund performance. The holding was undervalued by the market and gained strength after making a couple of acquisitions linking the company to homeland security issues and the ability to rapidly test water and people quickly in the event of a bio-terrorism threat. The company also benefited from its ability to test for influenza and SARS (severe acute respiratory syndrome), as well as its test kit for bacteria linked to the cause of ulcers.

    The greatest detractor to fund performance relative to its benchmark for the fiscal year ended October 31, 2005, was the portfolio's underweight position within the utilities sector. Appropriate micro-cap opportunities are relatively rare in the utilities sector.

    Stock selection within the consumer staples sector also had a negative impact on the fund's relative performance for the fiscal year ended October 31, 2005. Consumer staples companies include those that produce or sell regularly consumed goods, such as food, beverages, tobacco, prescription drugs, and household products. Alliance One International, Inc., an independent leaf tobacco merchant serving the world's multinational cigarette manufacturers, underperformed due to volatile moves in the price of tobacco around the world over the past few years. It was also hurt by adverse judgments against tobacco brokers for inappropriate business practices in two countries. The company cut its dividend by 60 percent in August, which led the fund to sell the holding by the end of the fiscal year ended October 31, 2005.

    THE FUND'S PORTFOLIO IS ACTIVELY MANAGED AND, THEREFORE, ITS HOLDINGS AND WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

--------------------------------------------------------------------------------
A PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT A FUND, INCLUDING ITS INVESTMENT OBJECTIVES, RISKS, CHARGES, AND ONGOING EXPENSES, WHICH AN INVESTOR SHOULD CAREFULLY CONSIDER BEFORE INVESTING. TO OBTAIN A PROSPECTUS ON ANY LORD ABBETT MUTUAL FUND, PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 OR VISIT OUR WEBSITE AT www.LordAbbett.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

(1) S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock market performance. This popular index includes a representative sample of leading companies in leading industries.

(2) The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

(3) The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

The views of each fund's management and the portfolio holdings described in this report are as of October 31, 2005; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the funds. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with a fund, please see the fund's prospectuses.

PERFORMANCE: BECAUSE OF ONGOING MARKET VOLATILITY, A FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. Except where noted, comparative fund performance does not account for the deduction of sales charges, and would be different if sales charges were included. Each fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the fund's prospectuses.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, BANKS, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

MICRO-CAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class Y shares with the same investment in the Center for Research Security Prices Index ("CRSP 9-10 Index") and the Russell 2000(R) Growth Index, assuming reinvestment of all dividends and distributions. The Fund will remove in the next Annual Report, the CRSP 9-10 Index because the Fund believes that the CRSP 9-10 Index is not as widely available to the public as the Russell 2000(R) Growth Index. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

             THE FUND (CLASS Y SHARES)                         RUSSELL 2000(R)
             AT NET ASSET VALUE           CRSP 9-10 INDEX(1)   GROWTH INDEX(1)
7/9/1999             $ 10,000                 $ 10,000            $ 10,000
10/31/1999           $  9,175                 $  9,381            $ 10,063
10/31/2000           $ 10,504                 $ 11,452            $ 11,689
10/31/2001           $  9,348                 $ 11,351            $  8,007
10/31/2002           $  7,439                 $ 10,742            $  6,280
10/31/2003           $ 10,800                 $ 19,048            $  9,203
10/31/2004           $ 11,824                 $ 20,955            $  9,712
10/31/2005           $ 14,611                 $ 23,733            $ 10,772

                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
               SALES CHARGE FOR THE PERIODS ENDED OCTOBER 31, 2005

                                                  LIFE OF
                            1 YEAR    5 YEARS      CLASS
                CLASS A(2)  16.17%     5.24%       0.27%
                CLASS Y(3)  23.57%     6.82%       6.19%

(1) Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance for each index begins on July 31, 1999.
(2) Class A shares commenced operations on May 1, 2000. Total return, which is the percent change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2005, is calculated using the SEC-required uniform method to compute such return.
(3) Class Y shares commenced operations on July 9, 1999. Performance is at net asset value.

MICRO-CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class Y shares with the same investment in the Center for Research Security Prices Index ("CRSP 9-10 Index") and the Russell 2000(R) Value Index, assuming reinvestment of all dividends and distributions. The Fund will remove in the next Annual Report the CRSP 9-10 Index because the Fund believes that the CRSP 9-10 Index is not as widely available to the public as the Russell 2000(R) Value Index. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

             THE FUND (CLASS Y SHARES)                         RUSSELL 2000(R)
             AT NET ASSET VALUE           CRSP 9-10 INDEX(1)   VALUE INDEX(1)
7/9/1999             $ 10,000                 $ 10,000            $ 10,000
10/31/1999           $  9,065                 $  9,381            $  9,253
10/31/2000           $ 13,608                 $ 11,452            $ 10,854
10/31/2001           $ 15,987                 $ 11,351            $ 11,803
10/31/2002           $ 16,708                 $ 10,742            $ 11,505
10/31/2003           $ 24,118                 $ 19,048            $ 16,140
10/31/2004           $ 29,029                 $ 20,955            $ 19,044
10/31/2005           $ 36,803                 $ 23,733            $ 21,527

                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
               SALES CHARGE FOR THE PERIODS ENDED OCTOBER 31, 2005

                                                  LIFE OF
                            1 YEAR    5 YEARS      CLASS
                Class A(2)  19.16%     20.21%      22.40%
                Class Y(3)  26.78%     22.01%      22.93%

(1) Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance for each index begins on July 31, 1999.
(2) Class A shares commenced operations on May 1, 2000. Total return, which is the percent change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2005, is calculated using the SEC-required uniform method to compute such return.
(3) Class Y shares commenced operations on July 9, 1999. Performance is at net asset value.

--------------------------------------------------------------------------------
EXPENSE EXAMPLES

    As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. The Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

    The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 through October 31, 2005).

ACTUAL EXPENSES

    For each class of each Fund, the first line of the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 5/1/05 - 10/31/05" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

    For each class of each Fund, the second line of the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

MICRO-CAP GROWTH FUND
--------------------------------------------------------------------------------

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                           BEGINNING      ENDING      EXPENSES
                                            ACCOUNT      ACCOUNT    PAID DURING
                                             VALUE        VALUE       PERIOD+
                                             -----        -----       -------
                                                                      5/1/05 -
                                             5/1/05      10/31/05     10/31/05
                                             ------      --------     --------
CLASS A

Actual                                      $ 1,000.00   $ 1,192.60    $   11.60
Hypothetical (5% Return Before Expenses)    $ 1,000.00   $ 1,014.62    $   10.66

CLASS Y

Actual                                      $ 1,000.00   $ 1,194.50    $   10.23
Hypothetical (5% Return Before Expenses)    $ 1,000.00   $ 1,015.88    $    9.40

+ For each class of the Fund, expenses are equal to the annualized expense ratio for such class (2.10% for Class A, and 1.85% for Class Y) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR

OCTOBER 31, 2005

SECTOR*                      %**
Consumer Discretionary      25.56%
Financial Services          13.15%
Healthcare                  25.74%
Materials & Processing       3.92%
Producer Durables            4.74%
Short-Term Investment        5.91%
Technology                  20.98%
Total                      100.00%

*  A sector may comprise several industries.
** Represents percent of total investments.

MICRO-CAP VALUE FUND
--------------------------------------------------------------------------------

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                           BEGINNING      ENDING      EXPENSES
                                            ACCOUNT      ACCOUNT    PAID DURING
                                             VALUE        VALUE       PERIOD+
                                             -----        -----       -------
                                                                      5/1/05 -
                                             5/1/05      10/31/05     10/31/05
                                             ------      --------     --------
CLASS A

Actual                                      $ 1,000.00   $ 1,181.40    $   11.54
Hypothetical (5% Return Before Expenses)    $ 1,000.00   $ 1,014.62    $   10.66

CLASS Y

Actual                                      $ 1,000.00   $ 1,182.80    $   10.18
Hypothetical (5% Return Before Expenses)    $ 1,000.00   $ 1,015.88    $    9.40

+ For each class of the Fund, expenses are equal to the annualized expense ratio for such class (2.10% for Class A, and 1.85% for Class Y) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS PRESENTED BY SECTOR

OCTOBER 31, 2005

SECTOR*                      %**
Auto & Transportation        6.51%
Consumer Discretionary      24.71%
Consumer Staples             0.56%
Financial Services          16.63%
Healthcare                   8.78%
Materials & Processing      11.13%
Other Energy                 3.46%
Producer Durables           18.48%
Short-Term Investment        3.12%
Technology                   6.08%
Utilities                    0.54%
Total                      100.00%

*  A sector may comprise several industries.
** Represents percent of total investments.

SCHEDULE OF INVESTMENTS
MICRO-CAP GROWTH FUND OCTOBER 31, 2005

                                                                                 VALUE
INVESTMENTS                                                         SHARES       (000)
----------------------------------------------------------------------------------------
COMMON STOCKS 96.08%

BANKS: OUTSIDE NEW YORK CITY 3.74%
Community Bancorp*                                                   8,200     $     268
                                                                               ---------

BIOTECHNOLOGY RESEARCH & PRODUCTION 7.26%
Kendle Int'l., Inc.*                                                10,200           245
Matrixx Initiatives, Inc.*                                          12,600           211
Regeneration
Technologies, Inc.*                                                  8,700            63
                                                                               ---------
TOTAL                                                                                519
                                                                               ---------

CASINOS & GAMBLING 5.19%
Mikohn Gaming Corp.*                                                15,600           164
Youbet.com, Inc.*                                                   34,300           208
                                                                               ---------
TOTAL                                                                                372
                                                                               ---------

CHEMICALS 4.00%
Medis Technologies Ltd.*                                             9,500           160
Ultralife Batteries, Inc.*                                          10,400           126
                                                                               ---------
TOTAL                                                                                286
                                                                               ---------

COMMUNICATIONS TECHNOLOGY 2.91%
ClearOne
Communications, Inc.*                                                  264             1
Telkonet, Inc.*                                                     42,500           207
                                                                               ---------
TOTAL                                                                                208
                                                                               ---------

COMPUTER SERVICES, SOFTWARE &
SYSTEMS 14.47%
Aladdin Knowledge
Systems Ltd.*(a)                                                     5,900           104
eCollege.com*                                                        9,300           148
Knot, Inc. (The)*                                                   12,160           146
LivePerson, Inc.*                                                   32,230           143
Nestor, Inc.*                                                       22,500           149
Online Resources Corp.*                                             19,900           239
TechTeam Global, Inc.*                                              11,500           107
                                                                               ---------
TOTAL                                                                              1,036
                                                                               ---------

COMPUTER TECHNOLOGY 0.85%
Digital Recorders, Inc.*                                            30,400            61
                                                                               ---------

CONSUMER PRODUCTS 4.36%
Citi Trends, Inc.*                                                   6,800     $     195
Orange 21 Inc.*                                                     32,700           117
                                                                               ---------
TOTAL                                                                                312
                                                                               ---------

DRUGS & PHARMACEUTICALS 2.39%
SFBC Int'l., Inc.*                                                   4,000           170
                                                                               ---------

ELECTRONICS: INSTRUMENTS, GAUGES &
METERS 2.77%
Measurement
Specialties, Inc.*                                                   8,300           198
                                                                               ---------

ELECTRONICS: MEDICAL SYSTEMS 8.53%
Cutera, Inc.*                                                        8,200           225
IntraLase Corp.*                                                    10,100           156
PhotoMedex, Inc.*                                                   60,800           131
RITA Medical Systems, Inc.*                                         29,700            99
                                                                               ---------
TOTAL                                                                                611
                                                                               ---------

ELECTRONICS: SEMI-CONDUCTORS/
COMPONENTS 3.19%
International
DisplayWorks, Inc.*                                                 23,450           138
Windsortech, Inc.*                                                  64,600            91
                                                                               ---------
TOTAL                                                                                229
                                                                               ---------

FINANCE COMPANIES 2.54%
Asta Funding, Inc.                                                   6,700           182
                                                                               ---------

FINANCIAL DATA PROCESSING SERVICES &
SYSTEMS 3.23%
CyberSource Corp.*                                                  34,500           231
                                                                               ---------

FINANCIAL MISCELLANEOUS 2.07%
Electronic Clearing
House, Inc.*                                                        14,400           148
                                                                               ---------

HEALTH & PERSONAL CARE 2.44%
NovaMed, Inc.*                                                      25,000           175
                                                                               ---------

INSURANCE: PROPERTY-CASUALTY 1.86%
Brooke Corp.                                                         9,500           133
                                                                               ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
MICRO-CAP GROWTH FUND OCTOBER 31, 2005

                                                                                 VALUE
INVESTMENTS                                                         SHARES       (000)
----------------------------------------------------------------------------------------
JEWELRY WATCHES & GEMSTONES 1.91%
LJ Int'l., Inc.*(a)                                                 44,200     $     137
                                                                               ---------

MACHINERY: SPECIALTY 2.07%
TurboChef
Technologies, Inc.*                                                 10,900           148
                                                                               ---------

MEDICAL & DENTAL INSTRUMENTS &
SUPPLIES 5.67%
MEDTOX Scientific, Inc.*                                            10,900            71
Molecular Devices Corp.*                                             9,500           213
Neogen Corp.*                                                        6,650           122
                                                                               ---------
TOTAL                                                                                406
                                                                               ---------

PRINTING & COPYING SERVICES 1.15%
TRM Corp.*                                                           6,100            82
                                                                               ---------

RADIO & TV BROADCASTERS 0.76%
WPT Enterprises, Inc.*                                               7,600            55
                                                                               ---------

RETAIL 5.30%
Bon-Ton Stores, Inc. (The)                                           9,700           195
Cache, Inc.*                                                        11,600           185
                                                                               ---------
TOTAL                                                                                380
                                                                               ---------

SERVICES: COMMERCIAL 2.25%
Exponent, Inc.*                                                      5,600           161
                                                                               ---------

TEXTILES APPAREL MANUFACTURERS 5.17%
Oxford Industries, Inc.                                              5,400           266
True Religion Apparel, Inc.*                                         8,300           104
                                                                               ---------
TOTAL                                                                                370
                                                                               ---------
TOTAL COMMON STOCKS
(cost $5,969,092)                                                                  6,878
                                                                               =========

                                                                 PRINCIPAL
                                                                    AMOUNT       VALUE
INVESTMENTS                                                          (000)       (000)
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT 6.03%

REPURCHASE AGREEMENT 6.03%

Repurchase Agreement
dated 10/31/2005,
3.30% due 11/1/2005
with State Street
Bank & Trust Co.
collateralized by
$445,000 of Federal
Home Loan Mortgage
Corp. at 4.50%
due 11/15/2011;
value: $444,444;
proceeds: $431,921
(cost $431,882)                                                  $     432     $     432
                                                                               ---------

TOTAL INVESTMENTS IN
SECURITIES 102.11%
(cost $6,400,974)                                                                  7,310
                                                                               =========
LIABILITIES IN EXCESS OF
OTHER ASSETS (2.11%)                                                                (151)
                                                                               =========
NET ASSETS 100.00%                                                             $   7,159
                                                                               =========

 *  Non-income producing security.
(a) Foreign security traded in U.S. dollars.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
MICRO-CAP VALUE FUND OCTOBER 31, 2005

                                                                                 VALUE
INVESTMENTS                                                         SHARES       (000)
----------------------------------------------------------------------------------------
COMMON STOCKS 96.35%

AEROSPACE 5.54%
Allied Defense
Group, Inc. (The)*                                                  11,900     $     265
Ladish Co., Inc.*                                                   39,400           788
                                                                               ---------
TOTAL                                                                              1,053
                                                                               ---------

AGRICULTURE, FISHING & RANCHING 1.10%
Andersons, Inc. (The)                                                6,000           209
                                                                               ---------

AIR TRANSPORTATION 1.06%
Frontier Airlines, Inc.*                                            21,300           201
                                                                               ---------

AUTO PARTS: AFTER MARKET 1.61%
Keystone Automotive
Industries, Inc.*                                                   10,700           306
                                                                               ---------

BANKS 0.48%
North Bay Bancorp                                                    3,400            91
                                                                               ---------

BANKS: OUTSIDE NEW YORK CITY 6.66%
CoBiz, Inc.                                                         10,150           180
Columbia Bancorp                                                    10,700           225
Dearborn Bancorp, Inc.*                                              9,220           231
Franklin Bank Corp.*                                                14,200           245
Pennsylvania Commerce
Bancorp, Inc.*                                                       4,800           166
Southwest Bancorp, Inc.                                              9,400           220
                                                                               ---------
TOTAL                                                                              1,267
                                                                               ---------

CHEMICALS 1.54%
NuCO2, Inc.*                                                         8,200           188
Quaker Chemical Corp.                                                6,600           105
                                                                               ---------
TOTAL                                                                                293
                                                                               ---------

COMMUNICATIONS TECHNOLOGY 1.20%
Bel Fuse Inc. Class A                                                9,700           228
                                                                               ---------

COMPUTER SERVICES, SOFTWARE &
SYSTEMS 1.46%
Moldflow Corp.*                                                     19,000           278
                                                                               ---------

COMPUTER TECHNOLOGY 2.35%
Fargo Electronics, Inc.*                                            13,800     $     260
Mobility Electronics, Inc.*                                         20,600           186
                                                                               ---------
TOTAL                                                                                446
                                                                               ---------

CONSTRUCTION 1.90%
Modtech Holdings, Inc.*                                             35,700           362
                                                                               ---------

CONTAINERS & PACKAGING: METAL &
GLASS 1.55%
Mobile Mini, Inc.*                                                   6,300           294
                                                                               ---------

DIVERSIFIED FINANCIAL SERVICES 0.76%
American Physicians
Services Group, Inc.                                                12,100           145
                                                                               ---------

ELECTRICAL EQUIPMENT &
COMPONENTS 2.82%
Azz, inc.*                                                          14,400           254
Powell Industries, Inc.*                                            13,500           283
                                                                               ---------
TOTAL                                                                                537
                                                                               ---------

ELECTRICAL: HOUSEHOLD APPLIANCE 1.19%
Emerson Radio Corp.*                                                67,800           227
                                                                               ---------

ELECTRONICS:
SEMI-CONDUCTORS/COMPONENTS 1.04%
SBS Technologies, Inc.*                                             20,200           197
                                                                               ---------

FINANCIAL MISCELLANEOUS 1.16%
Federal Agricultural
Mortgage Corp. Class C                                               3,600            94
Financial Federal Corp.                                              3,300           126
                                                                               ---------
TOTAL                                                                                220
                                                                               ---------

FOODS 0.56%
Tasty Baking Co.                                                    13,100           106
                                                                               ---------

FUNERAL PARLORS & CEMETERY 2.41%
Carriage Services, Inc.*                                            48,500           293
Rock of Ages Corp.                                                  30,400           165
                                                                               ---------
TOTAL                                                                                458
                                                                               ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.

MICRO-CAP VALUE FUND OCTOBER 31, 2005

                                                                                 VALUE
INVESTMENTS                                                         SHARES       (000)
----------------------------------------------------------------------------------------
HEALTHCARE FACILITIES 1.68%
Capital Senior Living Corp.*                                        39,900     $     319
                                                                               ---------

HEALTHCARE MANAGEMENT SERVICES 1.19%
American Dental
Partners, Inc.*                                                     10,700           227
                                                                               ---------

HOTEL/MOTEL 1.30%
Interstate
Hotels & Resorts, Inc.*                                             55,400           247
                                                                               ---------

IDENTIFICATION CONTROL & FILTER
DEVICES 0.78%
Robbins & Myers, Inc.                                                6,900           149
                                                                               ---------

INSURANCE: PROPERTY-CASUALTY 3.42%
Donegal Group Inc.                                                  15,200           337
Navigators Group, Inc. (The)*                                        8,100           314
                                                                               ---------
TOTAL                                                                                651
                                                                               ---------

MACHINERY: INDUSTRIAL/SPECIALTY 3.36%
Tennant Co.                                                          6,000           261
Twin Disc, Inc.                                                     10,200           377
                                                                               ---------
TOTAL                                                                                638
                                                                               ---------

MACHINERY: OIL WELL EQUIPMENT &
SERVICES 1.44%
Lufkin Industries, Inc.                                              5,900           274
                                                                               ---------

MACHINERY: SPECIALTY 1.68%
Key Technology, Inc.*                                               21,800           320
                                                                               ---------

MEDICAL & DENTAL INSTRUMENTS &
SUPPLIES 4.72%
ICU Medical, Inc.*                                                   4,900           171
Medical Action
Industries Inc.*                                                    14,980           281
Meridian Bioscience Inc.                                             6,250           131
Molecular Devices Corp.*                                            14,000           314
                                                                               ---------
TOTAL                                                                                897
                                                                               ---------

METAL FABRICATING 1.03%
NN, Inc.                                                            18,700           196
                                                                               ---------

METALS & MINERALS MISCELLANEOUS 2.06%
A.M. Castle & Co.*                                                  19,600     $     391
                                                                               ---------

MISCELLANEOUS MATERIALS &
COMMODITIES 1.07%
Lydall, Inc.*                                                       22,700           203
                                                                               ---------

MISCELLANEOUS SERVICE 1.14%
Psychemedics Corp.                                                  16,800           217
                                                                               ---------

OIL: CRUDE PRODUCERS 2.00%
Bronco Drilling Co., Inc.*                                           5,600           136
Pioneer Drilling Co.*                                               14,300           245
                                                                               ---------
TOTAL                                                                                381
                                                                               ---------

POLLUTION CONTROL & ENVIRONMENTAL
SERVICES 2.33%
Team, Inc.*                                                         17,400           442
                                                                               ---------

REAL ESTATE INVESTMENT TRUSTS 0.82%
Agree Realty Corp.                                                   5,800           156
                                                                               ---------

RENTAL & LEASING SERVICES:
COMMERCIAL 1.89%
McGrath RentCorp                                                    12,600           360
                                                                               ---------

RETAIL 1.37%
Rush Enterprises,
Inc. Class B*                                                       17,900           260
                                                                               ---------

SAVINGS & LOAN 1.34%
Beverly Hills Bancorp Inc.                                          24,900           254
                                                                               ---------

SERVICES: COMMERCIAL 15.14%
Ambassadors Int'l., Inc.                                             9,300           242
Collectors Universe, Inc.*                                          22,300           340
Exponent, Inc.*                                                     17,700           510
Hudson Highland
Group, Inc.*                                                        12,100           290
Integrated Alarm Services
Group, Inc.*                                                        50,400           144
Monro Muffler Brake, Inc.                                           14,700           440
SM&A*                                                               46,500           395

                       SEE NOTES TO FINANCIAL STATEMENTS.
14

SCHEDULE OF INVESTMENTS (CONCLUDED)
MICRO-CAP VALUE FUND OCTOBER 31, 2005

                                                                                   VALUE
INVESTMENTS                                                         SHARES         (000)
----------------------------------------------------------------------------------------
Waste Industries USA, Inc.                                          17,900     $     246
World Fuel Services Corp.                                            8,500           271
                                                                               ---------
TOTAL                                                                              2,878
                                                                               ---------

STEEL 0.83%
Steel Technologies Inc.                                              6,000           157
                                                                               ---------

TELECOMMUNICATIONS EQUIPMENT 1.86%
C-COR Inc.*                                                         47,700           254
Radyne Corp.*                                                        8,500           100
                                                                               ---------
TOTAL                                                                                354
                                                                               ---------

TEXTILES APPAREL MANUFACTURERS 3.17%
Hartmarx Corp.*                                                     23,800           166
Lakeland Industries, Inc.*                                          23,300           436
                                                                               ---------
TOTAL                                                                                602
                                                                               ---------

TRANSPORTATION MISCELLANEOUS 1.46%
Quixote Corp.                                                       13,700           277
                                                                               ---------

TRUCKERS 2.35%
Frozen Food Express
Industries, Inc.*                                                   24,200           273
P.A.M. Transportation
Services, Inc.*                                                     10,200           173
                                                                               ---------
TOTAL                                                                                446
                                                                               ---------

UTILITIES: GAS DISTRIBUTORS 0.53%
Chesapeake Utilities Corp.                                           3,100           101
                                                                               ---------
TOTAL COMMON STOCKS
(cost $14,023,873)                                                                18,315
                                                                               ---------

                                                                 PRINCIPAL
                                                                    AMOUNT         VALUE
INVESTMENTS                                                          (000)         (000)
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT 3.10%

REPURCHASE AGREEMENT 3.10%

Repurchase Agreement
dated 10/31/2005,
3.30% due 11/1/2005
with State Street
Bank & Trust Co.
collateralized by
$615,000 of Federal
Home Loan Mortgage
Corp. at 5.45%
due 3/29/2019;
value: $602,700;
proceeds: $590,017
(cost $589,963)                                                  $     590     $     590
                                                                               ---------

TOTAL INVESTMENTS IN
SECURITIES 99.45%
(cost $14,613,836)                                                                18,905
                                                                               =========
OTHER ASSETS IN EXCESS OF
LIABILITIES 0.55%                                                                    105
                                                                               =========
NET ASSETS 100.00%                                                             $  19,010
                                                                               =========

* Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2005

                                                                 MICRO-CAP      MICRO-CAP
                                                               GROWTH FUND     VALUE FUND
ASSETS:
Investment in securities, at cost                              $ 6,400,974   $ 14,613,836
-----------------------------------------------------------------------------------------
Investment in securities, at value                             $ 7,310,186   $ 18,904,888
Receivables:
   Interest and dividends                                              274          2,450
   Investment securities sold                                            -        129,316
   Capital shares sold                                               3,895         10,181
   From advisor                                                      9,845         16,630
Prepaid expenses and other assets                                   19,142         30,105
-----------------------------------------------------------------------------------------
TOTAL ASSETS                                                     7,343,342     19,093,570
-----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
   Investment securities purchased                                 142,581          8,036
   Management fees                                                   8,799         22,679
   12b-1 distribution fees                                           1,493          3,938
   Fund administration                                                 235            605
   Trustees' fees                                                      583            924
Accrued expenses and other liabilities                              30,739         46,896
-----------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                  184,430         83,078
=========================================================================================
NET ASSETS                                                     $ 7,158,912   $ 19,010,492
=========================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                $ 5,292,038   $ 12,536,369
Accumulated net investment loss                                       (583)          (924)
Accumulated net realized gain on investments                       958,245      2,183,995
Net unrealized appreciation on investments                         909,212      4,291,052
-----------------------------------------------------------------------------------------
NET ASSETS                                                     $ 7,158,912   $ 19,010,492
=========================================================================================
NET ASSETS BY CLASS:
Class A Shares                                                 $ 5,937,920   $ 15,383,551
Class Y Shares                                                 $ 1,220,992   $  3,626,941
OUTSTANDING SHARES BY CLASS (UNLIMITED NUMBER OF AUTHORIZED
   SHARES OF BENEFICIAL INTEREST):
Class A Shares                                                     416,855        570,503
Class Y Shares                                                      84,622        133,468
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (NET ASSETS DIVIDED BY OUTSTANDING SHARES):
Class A Shares-Net asset value                                 $     14.24   $      26.96
Class A Shares-Maximum offering price
   (Net asset value plus sales charge of 5.75%)                $     15.11   $      28.60
Class Y Shares-Net asset value                                 $     14.43   $      27.17
=========================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2005

                                                                 MICRO-CAP      MICRO-CAP
                                                               GROWTH FUND     VALUE FUND
INVESTMENT INCOME:
Dividends                                                      $     5,329   $    109,244
Interest                                                             6,588         16,040
-----------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                             11,917        125,284
-----------------------------------------------------------------------------------------
EXPENSES:
Management fees                                                    101,142        236,210
12b-1 distribution plan-Class A                                     13,859         33,024
Shareholder servicing                                                5,985         10,349
Professional                                                        30,610         37,608
Reports to shareholders                                              9,557         28,130
Fund administration                                                  2,697          6,299
Custody                                                              2,041          8,112
Trustees' fees                                                         342            993
Registration                                                           355          3,498
Other                                                                  117            262
-----------------------------------------------------------------------------------------
Gross expenses                                                     166,705        364,485
   Expense reductions (See Note 7)                                    (207)          (265)
   Expenses assumed by advisor (See Note 3)                        (27,865)       (39,790)
-----------------------------------------------------------------------------------------
NET EXPENSES                                                       138,633        324,430
-----------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                               (126,716)      (199,146)
-----------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments                          1,084,736      2,387,903
Net change in unrealized appreciation (depreciation)
   on investments                                                  388,706      1,466,377
=========================================================================================
NET REALIZED AND UNREALIZED GAIN                                 1,473,442      3,854,280
=========================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $ 1,346,726   $  3,655,134
=========================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED OCTOBER 31, 2005

                                                                 MICRO-CAP      MICRO-CAP
INCREASE IN NET ASSETS                                         GROWTH FUND     VALUE FUND
OPERATIONS:
Net investment loss                                            $  (126,716)  $   (199,146)
Net realized gain (loss) on investments                          1,084,736      2,387,903
Net change in unrealized appreciation (depreciation)
   on investments                                                  388,706      1,466,377
-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             1,346,726      3,655,134
=========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain
   Class A                                                        (145,059)    (1,261,565)
   Class Y                                                         (29,179)      (202,569)
-----------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                               (174,238)    (1,464,134)
=========================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                  709,557      3,061,628
Reinvestment of distributions                                      173,991      1,463,981
Cost of shares reacquired                                         (640,634)      (307,012)
-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM CAPITAL SHARE TRANSACTIONS                       242,914      4,218,597
=========================================================================================
NET INCREASE IN NET ASSETS                                       1,415,402      6,409,597
=========================================================================================
NET ASSETS:
Beginning of year                                                5,743,510     12,600,895
-----------------------------------------------------------------------------------------
END OF YEAR                                                    $ 7,158,912   $ 19,010,492
=========================================================================================
ACCUMULATED NET INVESTMENT LOSS                                $      (583)  $       (924)
=========================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED OCTOBER 31, 2004

                                                                 MICRO-CAP      MICRO-CAP
INCREASE IN NET ASSETS                                         GROWTH FUND     VALUE FUND
OPERATIONS:
Net investment loss                                            $  (104,644)  $   (131,931)
Net realized gain on investments                                   595,487      1,589,792
Net change in unrealized appreciation (depreciation)
   on investments                                                  (66,499)       457,431
-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               424,344      1,915,292
=========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A                                                               -       (122,771)
   Class Y                                                               -           (351)
Net realized gain
   Class A                                                               -       (532,495)
   Class Y                                                               -         (1,280)
-----------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                      -       (656,897)
=========================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                1,784,611      3,926,178
Reinvestment of distributions                                            -        656,897
Cost of shares reacquired                                       (1,128,485)    (2,153,835)
-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM CAPITAL SHARE TRANSACTIONS                       656,126      2,429,240
=========================================================================================
NET INCREASE IN NET ASSETS                                       1,080,470      3,687,635
=========================================================================================
NET ASSETS:
Beginning of year                                                4,663,040      8,913,260
-----------------------------------------------------------------------------------------
END OF YEAR                                                    $ 5,743,510   $ 12,600,895
=========================================================================================
ACCUMULATED NET INVESTMENT LOSS                                $      (326)  $        (76)
=========================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
MICRO-CAP GROWTH FUND

                                                                        YEAR ENDED 10/31
                                                    --------------------------------------------------------
                                                      2005        2004        2003        2002        2001
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                  $  11.88    $  10.87    $   7.51    $   9.49    $  13.18
                                                    ========    ========    ========    ========    ========

Investment operations:
  Net investment income (loss)(a)                       (.25)       (.23)       (.14)       (.02)          -(c)
  Net realized and unrealized gain (loss)               2.96        1.24        3.50       (1.95)      (1.34)
                                                    --------    --------    --------    --------    --------

    Total from investment operations                    2.71        1.01        3.36       (1.97)      (1.34)
                                                    --------    --------    --------    --------    --------

Distributions to shareholders from:
  Net investment income                                    -           -           -        (.01)       (.01)
  Net realized gain                                     (.35)          -           -           -       (2.34)
                                                    --------    --------    --------    --------    --------
    Total distributions                                 (.35)          -           -        (.01)      (2.35)
                                                    --------    --------    --------    --------    --------
NET ASSET VALUE, END OF YEAR                        $  14.24    $  11.88    $  10.87    $   7.51    $   9.49
                                                    ========    ========    ========    ========    ========

Total Return(b)                                        23.21%       9.29%      44.74%     (20.81)%    (11.30)%

RATIOS TO AVERAGE NET ASSETS:

  Expenses, including expense
    reductions and expenses assumed                     2.10%       2.10%       1.75%        .38%        .38%

  Expenses, excluding expense
    reductions and expenses assumed                     2.51%       2.52%       2.84%       2.99%       4.02%

  Net investment income (loss)                         (1.92)%     (1.91)%     (1.60)%      (.24)%       .04%

                                                                        YEAR ENDED 10/31
                                                    --------------------------------------------------------
SUPPLEMENTAL DATA:                                    2005        2004        2003        2002        2001
------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                     $  5,938    $  4,726    $  4,655    $  2,698    $  2,266
  Portfolio turnover rate                              64.79%      79.07%     126.71%      34.08%      80.17%
============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (CONCLUDED)
MICRO-CAP GROWTH FUND

                                                                        YEAR ENDED 10/31
                                                    --------------------------------------------------------
                                                      2005        2004        2003        2002        2001
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                  $  12.00    $  10.96    $   7.55    $   9.52    $  13.21
                                                    ========    ========    ========    ========    ========

Investment operations:
  Net investment income (loss)(a)                       (.22)       (.20)       (.11)        .01         .04
  Net realized and unrealized gain (loss)               3.00        1.24        3.52       (1.95)      (1.35)
                                                    --------    --------    --------    --------    --------

    Total from investment operations                    2.78        1.04        3.41       (1.94)      (1.31)
                                                    --------    --------    --------    --------    --------

Distributions to shareholders from:
  Net investment income                                    -           -           -        (.03)       (.04)
  Net realized gain                                     (.35)          -           -           -       (2.34)
                                                    --------    --------    --------    --------    --------
    Total distributions                                 (.35)          -           -        (.03)      (2.38)
                                                    --------    --------    --------    --------    --------
NET ASSET VALUE, END OF YEAR                        $  14.43    $  12.00    $  10.96    $   7.55    $   9.52
                                                    ========    ========    ========    ========    ========

Total Return(b)                                        23.57%       9.49%      45.17%     (20.42)%    (11.00)%

RATIOS TO AVERAGE NET ASSETS:

  Expenses, including expense
    reductions and expenses assumed                     1.85%       1.85%+      1.42%        .00%        .00%

  Expenses, excluding expense
    reductions and expenses assumed                     2.25%       2.27%+      2.51%       2.61%       3.64%

  Net investment income (loss)                         (1.67)%     (1.66)%+    (1.27)%       .14%        .42%

                                                                        YEAR ENDED 10/31
                                                    --------------------------------------------------------
SUPPLEMENTAL DATA:                                    2005        2004        2003        2002        2001
------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                     $  1,221    $  1,018    $      8    $      6    $      7
  Portfolio turnover rate                              64.79%      79.07%     126.71%      34.08%      80.17%
============================================================================================================

+    The ratios have been determined on a Fund basis.
(a)  Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Amount represents less than $.01.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
MICRO-CAP VALUE FUND

                                                                        YEAR ENDED 10/31
                                                    --------------------------------------------------------
                                                      2005        2004        2003        2002        2001
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                  $  23.89    $  21.43    $  15.56    $  15.68    $  15.90
                                                    ========    ========    ========    ========    ========

Investment operations:
  Net investment income (loss)(a)                       (.32)       (.27)       (.14)        .05         .10
  Net realized and unrealized gain                      6.12        4.31        6.69         .60        2.20
                                                    --------    --------    --------    --------    --------

    Total from investment operations                    5.80        4.04        6.55         .65        2.30
                                                    --------    --------    --------    --------    --------

Distributions to shareholders from:
  Net investment income                                    -        (.30)       (.05)       (.05)       (.14)
  Net realized gain                                    (2.73)      (1.28)       (.63)       (.72)      (2.38)
                                                    --------    --------    --------    --------    --------
    Total distributions                                (2.73)      (1.58)       (.68)       (.77)      (2.52)
                                                    --------    --------    --------    --------    --------
NET ASSET VALUE, END OF YEAR                        $  26.96    $  23.89    $  21.43    $  15.56    $  15.68
                                                    ========    ========    ========    ========    ========

Total Return(b)                                        26.45%      20.08%      43.80%       4.12%      17.16%

RATIOS TO AVERAGE NET ASSETS:

  Expenses, including expense
    reductions and expenses assumed                     2.10%       2.10%       1.73%        .38%        .38%

  Expenses, excluding expense
    reductions and expenses assumed                     2.35%       2.27%       2.18%       2.76%       3.08%

  Net investment income (loss)                         (1.30)%     (1.22)%      (.84)%       .31%        .64%

                                                                        YEAR ENDED 10/31
                                                    --------------------------------------------------------
SUPPLEMENTAL DATA:                                    2005        2004        2003        2002        2001
------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                     $ 15,384    $ 10,838    $  8,892    $  5,442    $  4,889
  Portfolio turnover rate                              34.59%      36.97%      48.55%      36.02%      52.63%
============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (CONCLUDED)
MICRO-CAP VALUE FUND

                                                                        YEAR ENDED 10/31
                                                    --------------------------------------------------------
                                                      2005        2004        2003        2002        2001
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                  $  24.00    $  21.53    $  15.63    $  15.72    $  15.92
                                                    ========    ========    ========    ========    ========

Investment operations:
  Net investment income (loss)(a)                       (.26)       (.22)       (.09)        .12         .16
  Net realized and unrealized gain                      6.16        4.32        6.73         .59        2.19
                                                    --------    --------    --------    --------    --------

    Total from investment operations                    5.90        4.10        6.64         .71        2.35
                                                    --------    --------    --------    --------    --------

Distributions to shareholders from:
  Net investment income                                    -        (.35)       (.11)       (.08)       (.17)
  Net realized gain                                    (2.73)      (1.28)       (.63)       (.72)      (2.38)
                                                    --------    --------    --------    --------    --------
    Total distributions                                (2.73)      (1.63)       (.74)       (.80)      (2.55)
                                                    --------    --------    --------    --------    --------
NET ASSET VALUE, END OF YEAR                        $  27.17    $  24.00    $  21.53    $  15.63    $  15.72
                                                    ========    ========    ========    ========    ========

Total Return(b)                                        26.78%      20.36%      44.35%       4.51%      17.48%

RATIOS TO AVERAGE NET ASSETS:

  Expenses, including expense
    reductions and expenses assumed                     1.85%       1.85%+      1.41%        .00%        .00%

  Expenses, excluding expense
    reductions and expenses assumed                     2.11%       2.02%+      1.86%       2.38%       2.70%

  Net investment income (loss)                         (1.06)%      (.97)%+     (.52)%       .69%       1.02%

                                                                        YEAR ENDED 10/31
                                                    --------------------------------------------------------
SUPPLEMENTAL DATA:                                    2005        2004        2003        2002        2001
------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                     $  3,627    $  1,763    $     21    $     15    $     14
  Portfolio turnover rate                              34.59%      36.97%      48.55%      36.02%      52.63%
============================================================================================================

+    The ratios have been determined on a Fund basis.
(a)  Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Lord Abbett Securities Trust (the "Trust") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company organized as a Delaware business trust on February 26, 1993. The Trust currently consists of seven funds. This report covers the following two funds and their respective classes (separately, a "Fund" and collectively, the "Funds"): Lord Abbett Micro-Cap Growth Fund ("Micro-Cap Growth Fund"), Class A and Y shares and Lord Abbett Micro-Cap Value Fund ("Micro-Cap Value Fund"), Class A and Y shares. The investment objective of both Micro-Cap Growth Fund and Micro-Cap Value Fund is long-term capital appreciation.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the Net Asset Value ("NAV") for Class A shares. There is no front-end sales charge in the case of Class Y shares, although there may be a contingent deferred sales charge ("CDSC") for certain redemptions of Class A shares made within 24 months (12 months if shares were purchased on or after November 1, 2004) following certain purchases made without a sales charge.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) FEDERAL TAXES-It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis. Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A shares bear all expenses and fees relating to the Class A 12b-1 Distribution Plan.

(f) REPURCHASE AGREEMENTS-Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES

The Trust has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Trust with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Trust's investment portfolios.

The management fee is based on average daily net assets at an annual rate of 1.50%.

For the fiscal year ended October 31, 2005, Lord Abbett contractually agreed to reimburse each Fund to the extent necessary so that each class' net operating expenses did not exceed the following annual rates:

CLASS    % OF AVERAGE DAILY NET ASSETS
--------------------------------------
A                    2.10%
Y                    1.85%

Lord Abbett provides certain administrative services to the Funds pursuant to an Administrative Services Agreement at an annual rate of .04% of each Fund's average daily net assets.

12b-1 DISTRIBUTION PLANS

Each Fund has adopted a distribution plan with respect to the Class A shares of the Micro-Cap Growth Fund and Micro-Cap Value Fund pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The service fees are accrued daily based upon the average daily net assets attributable to Class A at an annual rate of .25%.

Class Y does not have a distribution plan.

One Trustee and certain of the Trust's officers have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The following distributions were declared on November 15, 2005, and paid on November 22, 2005 to shareholders of record on November 21, 2005:

                                                        SHORT-TERM     LONG-TERM
                                                      CAPITAL GAIN  CAPITAL GAIN
--------------------------------------------------------------------------------
Micro-Cap Growth                                      $    303,120  $    655,125
Micro-Cap Value                                             63,271     2,124,085

The tax character of distributions paid during the fiscal years ended October 31, 2005 and 2004 were as follows:

                                 MICRO-CAP GROWTH FUND      MICRO-CAP VALUE FUND
--------------------------------------------------------------------------------
                               10/31/2005   10/31/2004   10/31/2005   10/31/2004
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income               $         -  $         -  $   276,855  $   123,122
Net long-term capital gains       174,238            -    1,187,279      533,775
--------------------------------------------------------------------------------
   Total distributions paid   $   174,238  $         -  $ 1,464,134  $   656,897
================================================================================

As of October 31, 2005, the components of accumulated earnings (losses) on a tax-basis were as follows:

                                 MICRO-CAP GROWTH FUND      MICRO-CAP VALUE FUND
--------------------------------------------------------------------------------
Undistributed ordinary income - net        $   303,120               $    63,271
Undistributed long-term capital gains          655,125                 2,124,085
--------------------------------------------------------------------------------
   Total undistributed earnings            $   958,245               $ 2,187,356
Temporary differences                             (583)                     (924)
Unrealized gains - net                         909,212                 4,287,691
--------------------------------------------------------------------------------
   Total accumulated earnings - net        $ 1,866,874               $ 6,474,123
================================================================================

As of October 31, 2005, the aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

                                 MICRO-CAP GROWTH FUND      MICRO-CAP VALUE FUND
--------------------------------------------------------------------------------
Tax cost                                   $ 6,400,974              $ 14,617,197
--------------------------------------------------------------------------------
Gross unrealized gain                        1,487,035                 4,772,763
Gross unrealized loss                         (577,823)                 (485,072)
--------------------------------------------------------------------------------
   Net unrealized security gain            $   909,212              $  4,287,691
================================================================================

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales and other temporary tax adjustments.

Permanent items identified during the year ended October 31, 2005 have been reclassified among the components of net assets based on their tax-basis treatment as follows:

                                           ACCUMULATED     ACCUMULATED
                                        NET INVESTMENT    NET REALIZED
                                                INCOME     GAIN (LOSS)
----------------------------------------------------------------------
Micro-Cap Growth Fund                   $      126,459    $   (126,459)
Micro-Cap Value Fund                           198,298        (198,298)

The permanent differences are primarily attributable to the tax treatment of net operating losses and short-term capital gains.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2005 were as follows:

                               PURCHASES         SALES
------------------------------------------------------
Micro-Cap Growth Fund        $ 4,249,950   $ 4,219,816
Micro-Cap Value Fund           7,671,133     5,253,533

There were no purchases or sales of U.S. Government securities for the year ended October 31, 2005.

6. TRUSTEES' REMUNERATION

The Trust's officers and the one Trustee who are associated with Lord Abbett do not receive any compensation from the Trust for serving in such capacities. Fees paid to outside Trustees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Trustees under which outside Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Trustees' Fees on the Statement of Operations and in Trustees' Fees Payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Trust has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund's expenses.

8. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Trust's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund's NAV.

9. INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with micro-cap growth or value stocks. The value of an investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Funds invest. Micro-cap companies may be subject to greater risks and may be more sensitive to changes in economic conditions than larger, more established companies. There may be less liquidity in micro-cap company stocks, subjecting them to greater price fluctuations than larger company stocks. In the case of Micro-Cap Growth Fund, the growth stocks in which it generally invests may add to the Fund's volatility. In the case of the Micro-Cap Value Fund, the intrinsic value of particular value stocks may not be recognized for a long time.

These factors can affect each Fund's performance.

10. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest are as follows:

MICRO-CAP GROWTH FUND
--------------------------------------------------------------------------------

                                                  YEAR ENDED                    YEAR ENDED
                                            OCTOBER 31, 2005              OCTOBER 31, 2004
------------------------------------------------------------------------------------------
CLASS A SHARES                         SHARES         AMOUNT         SHARES         AMOUNT
------------------------------------------------------------------------------------------
Shares sold                            28,392   $    365,550         66,459   $    794,315
Reinvestment of distributions          11,457        144,812              -              -
Shares reacquired                     (20,850)      (268,526)       (96,743)    (1,128,485)
------------------------------------------------------------------------------------------
Increase (decrease)                    18,999   $    241,836        (30,284)  $   (334,170)
------------------------------------------------------------------------------------------

CLASS Y SHARES
------------------------------------------------------------------------------------------
Shares sold                            25,479   $    344,007         84,132   $    990,296
Reinvestment of distributions           2,285         29,179              -              -
Shares reacquired                     (28,014)      (372,108)             -              -
------------------------------------------------------------------------------------------
Increase (decrease)                      (250)  $      1,078         84,132   $    990,296
------------------------------------------------------------------------------------------

MICRO-CAP VALUE FUND
--------------------------------------------------------------------------------

CLASS A SHARES                         SHARES         AMOUNT         SHARES         AMOUNT
------------------------------------------------------------------------------------------
Shares sold                            67,201   $  1,619,376         99,668   $  2,225,860
Reinvestment of distributions          55,594      1,261,412         32,042        655,266
Shares reacquired                      (6,018)      (142,627)       (92,812)    (2,153,835)
------------------------------------------------------------------------------------------
Increase                              116,777   $  2,738,161         38,898   $    727,291
------------------------------------------------------------------------------------------

CLASS Y SHARES
------------------------------------------------------------------------------------------
Shares sold                            57,922   $  1,442,252         72,362   $  1,700,318
Reinvestment of distributions           8,881        202,569             80          1,631
Shares reacquired                      (6,776)      (164,385)             -              -
------------------------------------------------------------------------------------------
Increase                               60,027   $  1,480,436         72,442   $  1,701,949
------------------------------------------------------------------------------------------

All of the outstanding capital shares of Micro-Cap Growth Fund and Micro-Cap Value Fund are held by Lord Abbett and partners and employees of Lord Abbett.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

11. SUBSEQUENT EVENT

Effective January 31, 2006, the Funds will have available a $250,000,000 unsecured revolving credit facility ("Facility") from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility will be at an annual rate of .08%.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS,
LORD ABBETT SECURITIES TRUST - LORD ABBETT MICRO-CAP GROWTH FUND AND LORD ABBETT MICRO-CAP VALUE FUND:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Lord Abbett Securities Trust - Lord Abbett Micro-Cap Growth Fund and Lord Abbett Micro-Cap Value Fund (the "Funds") as of October 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Securities Trust - Lord Abbett Micro-Cap Growth Fund and Lord Abbett Micro-Cap Value Fund as of October 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
December 29, 2005

BASIC INFORMATION ABOUT MANAGEMENT

The Board of Trustees (the "Board") is responsible for the management of the business and affairs of each Trust in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of each Trust and who execute policies authorized by the Board. The Board also approves an investment adviser to each Trust and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Trust's investment adviser.

INTERESTED TRUSTEE

The following Trustee is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.

                              CURRENT POSITION
NAME, ADDRESS AND             LENGTH OF SERVICE        PRINCIPAL OCCUPATION                OTHER
YEAR OF BIRTH                     WITH TRUST          DURING PAST FIVE YEARS           DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------
ROBERT S. DOW                Trustee since 1993;   Managing Partner and Chief     N/A
Lord, Abbett & Co. LLC       Chairman since 1996   Executive Officer of Lord
90 Hudson Street                                   Abbett since 1996.
Jersey City, NJ 07302
(1945)

                                   ----------

INDEPENDENT TRUSTEES

The following independent or outside Trustees are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 54 portfolios or series.

                              CURRENT POSITION
NAME, ADDRESS AND             LENGTH OF SERVICE        PRINCIPAL OCCUPATION                OTHER
YEAR OF BIRTH                     WITH TRUST          DURING PAST FIVE YEARS           DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW            Trustee since 1994    Managing General Partner,      Currently serves as
Lord, Abbett & Co. LLC                             Bigelow Media, LLC (since      director of Adelphia
c/o Legal Dept.                                    2000); Senior Adviser, Time    Communications, Inc.,
90 Hudson Street                                   Warner Inc. (1998 - 2000);     Crane Co., and Huttig
Jersey City, NJ 07302                              Acting Chief Executive         Building Products Inc.
(1941)                                             Officer of Courtroom
                                                   Television Network (1997 -
                                                   1998); President and Chief
                                                   Executive Officer of Time
                                                   Warner Cable Programming,
                                                   Inc. (1991 - 1997).

WILLIAM H.T. BUSH            Trustee since 1998    Co-founder and Chairman        Currently serves as
Lord, Abbett & Co. LLC                             of the Board of the financial  director of WellPoint,
c/o Legal Dept.                                    advisory firm of Bush-         Inc. (since 2002), and
90 Hudson Street                                   O'Donnell & Company (since     Engineered Support
Jersey City, NJ 07302                              1986).                         Systems, Inc. (since
(1938)                                                                            2000).

                              CURRENT POSITION
NAME, ADDRESS AND             LENGTH OF SERVICE        PRINCIPAL OCCUPATION                OTHER
YEAR OF BIRTH                     WITH TRUST          DURING PAST FIVE YEARS           DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------
ROBERT B. CALHOUN, JR.       Trustee since 1998    Managing Director of           Currently serves as
c/o Legal Dept.                                    Monitor Clipper Partners       director of Avondale,
Lord, Abbett & Co. LLC                             (since 1997) and President     Inc. and Interstate
90 Hudson Street                                   of Clipper Asset Management    Bakeries Corp.
Jersey City, NJ 07302                              Corp. (since 1991), both
(1942)                                             private equity investment
                                                   funds.

JULIE A. HILL                Trustee since 2004    Owner and CEO of the           Currently serves as
Lord, Abbett & Co. LLC                             Hillsdale Companies, a         director of WellPoint,
c/o Legal Dept.                                    business consulting firm       Inc.; Resources
90 Hudson Street                                   (since 1998); Founder,         Connection Inc.;
Jersey City, NJ 07302                              President and Owner of the     and Holcim (US) Inc.
(1946)                                             Hiram-Hill and Hillsdale       (a subsidiary of
                                                   Development Companies          Holcim Ltd.).
                                                   (1998 - 2000).

FRANKLIN W. HOBBS            Trustee since 2001    Former Chief Executive         Currently serves as
Lord, Abbett & Co. LLC                             Officer of Houlihan Lokey      director of Adolph
c/o Legal Dept.                                    Howard & Zukin, an             Coors Company.
90 Hudson Street                                   investment bank
Jersey City, NJ 07302                              (January 2002 - April 2003);
(1947)                                             Chairman of Warburg Dillon
                                                   Read (1999 - 2001); Global
                                                   Head of Corporate Finance of
                                                   SBC Warburg Dillon Read (1997
                                                   - 1999); Chief Executive
                                                   Officer of Dillon, Read & Co.
                                                   (1994 - 1997).

C. ALAN MACDONALD            Trustee since 1993    Retired - General Business     Currently serves as
Lord, Abbett & Co. LLC                             and Governance Consulting      director of H.J. Baker
c/o Legal Dept.                                    (since 1992); formerly         (since 2003).
90 Hudson Street                                   President and CEO of Nestle
Jersey City, NJ 07302                              Foods.
(1933)

THOMAS J. NEFF               Trustee since 1993    Chairman of Spencer Stuart     Currently serves as
Lord, Abbett & Co. LLC                             (U.S.), an executive search-   director of Ace, Ltd.
c/o Legal Dept.                                    consulting firm (since 1996);  (since 1997) and
90 Hudson Street                                   President of Spencer Stuart    Hewitt Associates,
Jersey City, NJ 07302                              (1979 - 1996).                 Inc.
(1937)

OFFICERS

None of the officers listed below have received compensation from the Trust. All the officers of the Trust may also be officers of the other Lord
Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

NAME AND                       CURRENT POSITION          LENGTH OF SERVICE         PRINCIPAL OCCUPATION
YEAR OF BIRTH                     WITH TRUST            OF CURRENT POSITION       DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
ROBERT S. DOW                Chief Executive       Elected in 1993                Managing Partner and
(1945)                       Officer and President                                Chief Executive Officer
                                                                                  of Lord Abbett (since
                                                                                  1996).

NAME AND                       CURRENT POSITION          LENGTH OF SERVICE         PRINCIPAL OCCUPATION
YEAR OF BIRTH                     WITH TRUST            OF CURRENT POSITION       DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
SHOLOM DINSKY                Executive Vice        Elected in 2003                Partner and Large Cap
(1944)                       President                                            Value Investment
                                                                                  Manager, joined Lord
                                                                                  Abbett in 2000.

LESLEY-JANE DIXON            Vice President        Elected in 1999                Partner and Investment
(1964)                                                                            Manager, joined Lord
                                                                                  Abbett in 1995.

ROBERT P. FETCH              Executive Vice        Elected in 1999                Partner and Small-Cap
(1953)                       President                                            Value Senior Investment
                                                                                  Manager, joined Lord
                                                                                  Abbett in 1995.

KENNETH G. FULLER            Executive Vice        Elected in 2003                Investment Manager -
(1945)                       President                                            Large Cap Value, joined
                                                                                  Lord Abbett in 2002;
                                                                                  formerly Portfolio
                                                                                  Manager and Senior
                                                                                  Vice President at Pioneer
                                                                                  Investment Management,
                                                                                  Inc.

ROBERT I. GERBER             Executive Vice        Elected in 2005                Partner and Director of
(1954)                       President                                            Taxable Fixed Income
                                                                                  Management, joined
                                                                                  Lord Abbett in 1997.

HOWARD E. HANSEN             Executive Vice        Elected in 2003                Partner and Investment
(1961)                       President                                            Manager, joined Lord
                                                                                  Abbett in 1995.

GERARD S. E. HEFFERNAN,      Executive Vice        Elected in 1999                Partner and Research
JR.                          President                                            Analyst, joined Lord
(1963)                                                                            Abbett in 1998.

TODD D. JACOBSON             Executive Vice        Elected in 2005                Investment Manager,
(1966)                       President                                            International Core
                                                                                  Equity, joined Lord
                                                                                  Abbett in 2003; formerly
                                                                                  Director and Portfolio
                                                                                  Manager at Warburg
                                                                                  Pincus Asset
                                                                                  Management and Credit
                                                                                  Suisse Asset
                                                                                  Management (2002 -
                                                                                  2003); prior thereto
                                                                                  Associate Portfolio
                                                                                  Manager of Credit
                                                                                  Suisse Asset
                                                                                  Management.

VINCENT J. MCBRIDE           Executive Vice        Elected in 2003                Senior Investment
(1964)                       President                                            Manager, International
                                                                                  Core Equity, joined
                                                                                  Lord Abbett in 2003;
                                                                                  formerly Managing
                                                                                  Director and Portfolio
                                                                                  Manager at Warburg
                                                                                  Pincus Asset
                                                                                  Management and Credit
                                                                                  Suisse Asset
                                                                                  Management.

NAME AND                       CURRENT POSITION          LENGTH OF SERVICE         PRINCIPAL OCCUPATION
YEAR OF BIRTH                     WITH TRUST            OF CURRENT POSITION       DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
STEVEN MCBOYLE               Executive Vice        Elected in 2005                Senior Investment
(1969)                       President                                            Manager, Value
                                                                                  Opportunities Fund;
                                                                                  formerly Vice
                                                                                  President, Mergers and
                                                                                  Acquisitions, at
                                                                                  Morgan Stanley, joined
                                                                                  Lord Abbett in 2001.

ROBERT G. MORRIS             Executive Vice        Elected in 1998                Partner and Chief
(1944)                       President                                            Investment Officer,
                                                                                  joined Lord Abbett in
                                                                                  1991.

ELI M. SALZMANN              Executive Vice        Elected in 2003                Partner and Director
(1964)                       President                                            of Institutional
                                                                                  Equity Investments,
                                                                                  joined Lord Abbett in
                                                                                  1997.

HAROLD E. SHARON             Executive Vice        Elected in 2003                Investment Manager and
(1960)                       President                                            Director, International
                                                                                  Core Equity, joined
                                                                                  Lord Abbett in 2003;
                                                                                  formerly Financial
                                                                                  Industry Consultant
                                                                                  for Venture Capitalist
                                                                                  (2001 - 2003); prior
                                                                                  thereto Managing
                                                                                  Director of Warburg
                                                                                  Pincus Asset
                                                                                  Management and Credit
                                                                                  Suisse Asset
                                                                                  Management.

CHRISTOPHER J. TOWLE         Executive Vice        Elected in 2005                Partner and Investment
(1957)                       President                                            Manager, joined Lord
                                                                                  Abbett in 1987.

YAREK ARANOWICZ              Vice President        Elected in 2004                Investment Manager,
(1963)                                                                            joined Lord Abbett in
                                                                                  2003; formerly Vice
                                                                                  President, Head of Global
                                                                                  Emerging Markets Funds
                                                                                  of Warburg Pincus Asset
                                                                                  Management and Credit
                                                                                  Suisse Asset Management.

JAMES BERNAICHE              Chief Compliance      Elected in 2004                Chief Compliance Officer,
(1956)                       Officer                                              joined Lord Abbett in
                                                                                  2001; formerly Vice
                                                                                  President and Chief
                                                                                  Compliance Officer with
                                                                                  Credit Suisse Asset
                                                                                  Management.

JOAN A. BINSTOCK             Chief Financial       Elected in 1999                Partner and Chief
(1954)                       Officer and Vice                                     Operations Officer,
                             President                                            joined Lord Abbett in
                                                                                  1999.

DAVID G. BUILDER             Vice President        Elected in 2001                Equity Analyst; joined
(1954)                                                                            Lord Abbett in 1998.

BASIC INFORMATION ABOUT MANAGEMENT (CONCLUDED)

NAME AND                       CURRENT POSITION          LENGTH OF SERVICE         PRINCIPAL OCCUPATION
YEAR OF BIRTH                     WITH TRUST            OF CURRENT POSITION       DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
JOHN K. FORST                Vice President and    Elected in 2005                Deputy General Counsel,
(1960)                       Assistant Secretary                                  joined Lord Abbett in
                                                                                  2004; prior thereto
                                                                                  Managing Director and
                                                                                  Associate General
                                                                                  Counsel at New York
                                                                                  Life Investment
                                                                                  Management LLC (2002 -
                                                                                  2003); formerly
                                                                                  Attorney at Dechert
                                                                                  LLP (2000 - 2002).

LAWRENCE H. KAPLAN           Vice President and    Elected in 1997                Partner and General
(1957)                       Secretary                                            Counsel, joined Lord
                                                                                  Abbett in 1997.

CHARLES P. MASSARE           Vice President        Elected in 2005                Partner and Director of
(1948)                                                                            Quantitative Research &
                                                                                  Risk Management, joined
                                                                                  Lord Abbett in 1998.

A. EDWARD OBERHAUS, III      Vice President        Elected in 1993                Partner and Manager of
(1959)                                                                            Equity Trading, joined
                                                                                  Lord Abbett in 1983.

F. THOMAS O'HALLORAN         Executive Vice        Elected in 2003                Partner and Investment
(1955)                       President                                            Manager, joined Lord
                                                                                  Abbett in 2001;
                                                                                  formerly Executive
                                                                                  Director/Senior
                                                                                  Research Analyst at
                                                                                  Dillon Read/UBS
                                                                                  Warburg.

TODOR PETROV                 Vice President        Elected in 2003                Investment Manager,
(1974)                                                                            joined Lord Abbett in
                                                                                  2003; formerly Associate
                                                                                  Portfolio Manager of
                                                                                  Credit Suisse Asset
                                                                                  Management.

CHRISTINA T. SIMMONS         Vice President and    Elected in 2000                Assistant General Counsel,
(1957)                       Assistant Secretary                                  joined Lord Abbett in
                                                                                  1999.

BERNARD J. GRZELAK           Treasurer             Elected in 2003                Director of Fund
(1971)                                                                            Administration joined
                                                                                  Lord Abbett in 2003;
                                                                                  formerly Vice
                                                                                  President, Lazard
                                                                                  Asset Management LLC
                                                                                  (2000 - 2003); prior
                                                                                  thereto Manager of
                                                                                  Deloitte & Touche LLP.

Please call 888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Trust's Trustees. It is available free upon request.

HOUSEHOLDING

The Trust has adopted a policy that allows it to send only one copy of the Funds' Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Trust expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219100, Kansas City, MO 64121.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund's portfolio securities, and information on as to how Lord Abbett voted each Fund's proxies during the 12-month period ended June 30, 2005 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

TAX INFORMATION

26.2% of the ordinary income distribution paid by the Micro-Cap Value Fund during fiscal 2005 is qualifying dividend income. For corporate shareholders, 25.2% of Micro-Cap Value Fund's ordinary income distribution qualified for the dividends received deduction.

Additionally, of the distributions paid by the Micro-Cap Growth Fund and Micro-Cap Value Fund to shareholders during the fiscal year ended October 31, 2005, $174,238 and $1,187,279, respectively, represent long-term capital gains.

[LORD ABBETT(R) LOGO]

  This report when not used for the
general information of shareholders of
the fund, is to be distributed only if            Lord Abbett Securities Trust
preceded or accompanied by a current                 Lord Abbett Micro-Cap Growth Fund
           fund prospectus.                          Lord Abbett Micro-Cap Value Fund

Lord Abbett mutual fund shares are distributed by                                         LAMCVF-2-1005
          LORD ABBETT DISTRIBUTOR LLC                                                           (12/05)

ITEM 2:         CODE OF ETHICS.

         (a) In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant ("Code of Ethics"). The Code of Ethics was in effect during the fiscal year ended October 31, 2005 (the "Period").

         (b)    Not applicable.

         (c) The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

         (d) The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

         (e)    Not applicable.

         (f) See Item 12(a)1 concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 800-821-5129.

ITEM 3:         AUDIT COMMITTEE FINANCIAL EXPERT.

                The Registrant's Board of Trustees has determined that each of the following independent Trustees who are members of the audit committee are audit committee financial experts: E. Thayer Bigelow, Robert B. Calhoun, and Franklin W. Hobbs. Each of these persons is independent within the meaning of the Form N-CSR.

ITEM 4:         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended October 31, 2005 and 2004 by the Registrant's principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, "Deloitte") were as follows:

                                                                      FISCAL YEAR ENDED:
                                                             2005                          2004
Audit Fees {a}                                            $ 227,000                     $ 212,000
Audit-Related Fees {b}                                          308                           332
                                                  -----------------------------------------------------------
Total audit and audit-related fees                          227,308                       212,332
                                                  -----------------------------------------------------------

Tax Fees {c}                                                 43,057                        41,169
All Other Fees                                                  -0-                           -0-
                                                  -----------------------------------------------------------
    Total Fees                                            $ 270,365                     $ 253,501
                                                  -----------------------------------------------------------

----------
     {a} Consists of fees for audits of the Registrant's annual financial statements.

     {b} Consists of the Registrant's proportionate share of fees for performing certain agreed-upon procedures regarding compliance with the provisions of Rule 17a-7 of the Investment Company Act of 1940 and related Board approved procedures.

     {c} Fees for the fiscal year ended October 31, 2005 and 2004 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant's Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

           - any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

           - any audit-related, tax, and other services to be provided to the Registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor's independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant's Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as "All Other Fees".

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant's investment adviser, Lord, Abbett & Co. LLC ("Lord Abbett"), for the fiscal years ended October 31, 2005 and 2004 were:

                                                                     FISCAL YEAR ENDED:
                                                             2005                         2004
All Other Fees {a}                                         $ 165,650                     $ 81,900

----------
     {a} Consist of fees for Independent Services Auditors' Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett's Asset Management Services ("SAS 70 Report").

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett (i.e., Lord Abbett Distributor LLC, the Registrant's principal underwriter) for the fiscal years ended October 31, 2005 and 2004 were:

                                                                     FISCAL YEAR ENDED:
                                                             2005                         2004
All Other Fees                                             $ - 0 -                       $ - 0-

----------
(h) The Registrant's Audit Committee has considered the provision of non-audit services that were rendered to the Registrant's investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte's independence.

ITEM 5:         AUDIT COMMITTEE OF LISTED REGISTRANTS.

                Not applicable.

ITEM 6:         SCHEDULE OF INVESTMENTS.

                Not applicable.

ITEM 7: DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8:         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
                COMPANIES.

                Not applicable.

ITEM 9: PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10:        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

                 Not applicable.

ITEM 11:        CONTROLS AND PROCEDURES.

         (a) Based on their evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

         (b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12:        EXHIBITS.

         (a)(1) Amendments to Code of Ethics - Not applicable.

         (a)(2) Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

         (a)(3) Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      Lord Abbett Securities Trust


                                      /s/ Robert S. Dow
                                      -----------------
                                      Robert S. Dow
                                      Chief Executive Officer,
                                      Chairman and President


                                      /s/ Joan A. Binstock
                                      --------------------
                                      Joan A. Binstock
                                      Chief Financial Officer and Vice President


Date: December 21, 2005

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


                                      Lord Abbett Securities Trust


                                      /s/ Robert S. Dow
                                      -----------------
                                      Robert S. Dow
                                      Chief Executive Officer,
                                      Chairman and President


                                      /s/ Joan A. Binstock
                                      --------------------
                                      Joan A. Binstock
                                      Chief Financial Officer and Vice President


Date: December 21, 2005